UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 24, 2017

10:00 a.m. Central Time

Auditorium at CME Group’s headquarters

20 South Wacker Drive, Chicago, Illinois 60606

April 6, 2017

Dear Shareholder:

You are invited to attend the 2017 annual meeting of shareholders of CME Group Inc. In addition to the topics described herein, we will provide a report on our operating results and an opportunity to ask questions of interest to you as a valued shareholder and customer.

Shareholders will vote on the following items:

•	Item 1: To elect fifteen directors that we refer to as “Equity directors.”

•	Item 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017.

•	Item 3: To approve, by advisory vote, the compensation of our named executive officers.

•	Item 4: To approve, by advisory vote, the frequency of future votes on the compensation of our named executive officers.

•	Item 5: To approve the Amended and Restated CME Group Inc. Incentive Plan for Named Executive Officers (referred to as the Incentive Plan).

•	Item 6: To approve the Amended and Restated CME Group Inc. Omnibus Stock Plan (referred to as the Omnibus Stock Plan).

•	Item 7: To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

•	Item 8: To elect five members to each of the Class B-1, Class B-2 and Class B-3 nominating committees.

Your vote is important. You are eligible to vote if you were a shareholder of record at the close of business on March 29, 2017. Please ensure that your shares are represented at the meeting by promptly voting. Additional voting instructions begin on page 81.

If you or your legal proxy holder plan to attend the meeting in person, you must follow the admission procedures described on page 80. All attendees must have photo identification and proof of ownership of our stock as of the record date. Please note seating is limited and will be granted on a first come basis. You should allow sufficient time to clear security.

If you are unable to attend the meeting, please join the live webcast on our Investor Relations website at

http://investor.cmegroup.com/investor-relations under “Events.”

By order of the board of directors,

Terrence A. Duffy Chairman and Chief Executive Officer	Kathleen M. Cronin Senior Managing Director, General Counsel & Corp. Secretary

Summary Information

This summary highlights key elements of our proxy statement. For more complete information, you should review the entire proxy statement along with our 2016 Annual Report.

BUSINESS HIGHLIGHTS

The year 2016 was one of growth and achievement for CME Group. Across all our core asset classes, we experienced numerous volume records, including in energy, agricultural commodities, metals, total options and electronic options. Total volume was more than 3.9 billion contracts traded, which generated $1.7 billion in cash earnings. The following are additional key performance metrics from 2016:

Record Average Daily Volume	Increase in Electronic Options Average Daily Volume	Aggregate Value of Declared Dividends	Increase in Globex Volume Originating Outside U.S.

15.6 million contracts	21%	$1.9 billion	15%

For a more detailed discussion on our financial performance, see our 2016 Annual Report.

ANNUAL MEETING PROPOSALS AND BOARD RECOMMENDATIONS

Proposal	Board Recommendation
Item 1: Election of Equity Directors	FOR each of the nominees
Item 2: Ratification of Ernst & Young as our Auditors	FOR
Item 3: Approval, by advisory vote, on the compensation of our named executive officers	FOR
Item 4: Approval, by advisory vote, on the frequency of future votes on the compensation of our named executive officers	FOR 1 YEAR
Item 5: Approval of the Incentive Plan	FOR
Item 6: Approval of the Omnibus Stock Plan	FOR
Item 7: Election of Class B-1, Class B-2 and Class B-3 Directors	No recommendation
Item 8: Election of Class B-1, Class B-2 and Class B-3 Nominating Committee Members	No recommendation

Beginning on or about April 6, 2017, we distributed to our shareholders (1) a copy of the proxy statement, 2016 Annual Report and proxy card(s) or voting instruction form, (2) an Important Notice Regarding the Availability of Proxy Materials, with instructions to access the proxy materials and vote online, or (3) for shareholders who have elected to receive materials electronically, an email with instructions on how to access the materials and vote online.

Additional information regarding the logistics of the annual meeting is available beginning on page 80.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	1

The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held on Wednesday, May 24, 2017, at 10:00 a.m. Central Time, in the auditorium at CME Group’s corporate headquarters, 20 South Wacker Drive, Chicago, Illinois. The terms the “Company,” “we,” “us” and “our” refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the Nasdaq Global Select Market (NASDAQ) under the trading symbol “CME.” Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.

Further information about CME Group can be found at http://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 86.

2	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 1—Election of Equity Directors

You are being asked to vote on the election of fifteen Equity director nominees to hold office until the 2018 annual meeting.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EQUITY DIRECTOR NOMINEES.

Our directors are elected each year. Each director’s term will last until the 2018 annual meeting and until his or her successor is duly elected and qualified.

We have implemented a majority vote standard for the Equity directors, except in the event of a contested election.

Fifteen individuals are nominated for election by our Class A and Class B shareholders voting together (Equity directors) under Item 1. All current CME Group directors are standing for re-election, except for William P. Miller II, who will retire at the end of his current term at the 2017 annual meeting. An additional six directors will be elected by our Class B shareholders (Class B directors) under Item 7. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The biographies for the Equity director nominees begin on page 5 and for the Class B director nominees on page 29. References to terms of our board of directors in their biographies include service on the board of CME Group (f/k/a Chicago Mercantile Exchange Holdings Inc.) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in December 2002. The boards of our other exchange subsidiaries: Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX) also are composed of the same members as the CME Group board of directors. Ages are as of March 29, 2017. Information on public directorships is for the past five years.

DIRECTOR NOMINATIONS AND QUALIFICATIONS

The policy of the board of directors is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that the directors, working together, possess the competencies required to effectively carry out the board’s responsibilities.

In considering candidates for the board, the nominating committee, composed entirely of directors who are independent under applicable listing standards, considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we do not have specific minimum qualifications that an individual must meet to be considered. The board and its nominating committee seek members having the characteristics essential for effectiveness as a member of our board, including but not limited to:

•	Integrity, objectivity, sound judgment and leadership;

•	The relevant expertise and experience required to offer advice and guidance to the Chairman and Chief Executive Officer and other members of senior management;

•	The ability to make independent analytical inquiries;

•	The ability to collaborate effectively and contribute productively to the board’s discussions and deliberations;

•	A commitment to enhancing long-term shareholder value;

•	An understanding of the Company’s business, strategy and challenges;

•	The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board;

•	Is not a Disqualified Person (as defined in our corporate governance principles); and

•	Whether the individual meets the composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	3

ITEM 1—Election of Equity Directors (Continued)

On an annual basis, the governance committee and the nominating committee meet jointly to assess the current and future needs of the board and will make recommendations to the board in the event they identify a need to recruit for an additional member of the board. The board believes it is essential that its members represent diverse viewpoints. The governance and nominating committee have agreed to consider the diversity of the board in the event the board identifies a need for a new candidate.

The nominating committee may solicit candidates from its current directors and, if deemed appropriate, retain for a fee recruiting professionals to identify and evaluate candidates. The nominating committee also will consider a nominee for Equity director recommended by shareholders if the recommendation is submitted in writing, accompanied by a description of the proposed nominee’s qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the nominating committee, Attention: Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the nominating committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating committee’s charter is available on our website.

In February 2017, the board approved amendments to its bylaws primarily to implement “proxy access” to permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to the greater of two individuals or 20% of the number of Equity directors, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the bylaws. Proxy access will first be available to shareholders in connection with the 2018 annual meeting of shareholders.

The holders of the Class B-1, Class B-2 and Class B-3 common stock elect members of nominating committees for their respective class, which are responsible for nominating candidates for election by their class. See Item 8 beginning on page 33 for more information. Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class.

For more information concerning our current directors’ qualifications, see the Director Attributes on page 9.

REQUIRED VOTE

Each Equity director candidate must receive a number of “FOR” votes that exceed the number of “AGAINST” votes to be elected.

4	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 1—Election of Equity Directors (Continued)

EQUITY DIRECTORS UP FOR ELECTION AT THE 2017 ANNUAL MEETING

Terrence A. Duffy Age: 58 Director since: 1995

The Honorable Mr. Duffy has served as our Chairman and Chief Executive Officer since November 2016. Previously, he served as our Executive Chairman & President since 2012 and as our Executive Chairman since 2006, when he became an officer of the Company. He served as Chairman of the board since 2002 and as our Vice Chairman from 1998 until 2002. Mr. Duffy has been a member of our board since 1995. He was President of TDA Trading, Inc. from 1981 to 2002 and has been a member of CME since 1981. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board, a position he held until 2013. Mr. Duffy currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is a Vice Chairman of the CME Group Foundation, whose mission is to enhance economic opportunity, health and education, especially for disadvantaged youth. He is also a member of the Economic Club of Chicago, the Executives’ Club of Chicago and the President’s Circle of the Chicago Council on Global Affairs. Since 2003, Mr. Duffy has been recognized as one of the top 100 Irish Business Leaders by Irish America Magazine. Mr. Duffy attended the University of Wisconsin-Whitewater. In 2007, he received a Doctor of Humane Letters from DePaul University.

Timothy S. Bitsberger Age: 57 Director since: 2008

Mr. Bitsberger has served as Managing Director and Portfolio Specialist on the Account Management Team at The TCW Group, where he is responsible for communicating investment strategies, performance and outlook to clients. Previously, he served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, from December 2010 to November 2015, as a senior consultant with Booz Allen Hamilton from May 2010 to November 2010 and was with BancAccess Financial from December 2009 to April 2010. He also served as Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also was with the U.S. Treasury Department from 2001 to 2005, serving first as their Deputy Assistant Secretary for federal finance and more recently as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.

Charles P. Carey Age: 63 Director since: 2007		Previous Public Directorship: BM&FBOVESPA S.A.

Mr. Carey served as our Vice Chairman from 2007 to 2010 in connection with our merger with CBOT Holdings, Inc. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a principal in the firms of Henning & Carey Trading Co. and HC Technologies LLC (formerly known as Henning-Carey Proprietary Trading LLC). He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as a Vice Chairman of the CME Group Foundation.

Dennis H. Chookaszian Age: 73 Director since: 2004	Public Directorships: Career Education Corporation Prism Technologies Group, Inc. MDA Corporation (solely listed in Canada)	Previous Public Directorships: Allscripts Healthcare Solutions, Inc. LoopNet, Inc.

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered certified public accountant.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	5

ITEM 1—Election of Equity Directors (Continued)

Ana Dutra Age: 52 Director since: 2015

Ms. Dutra has served as the President and CEO of The Executives’ Club of Chicago, a world-class senior executives organization focused on the development, innovation and networking of current and future business and community leaders, since September 2014. Ms. Dutra formerly served as CEO of Mandala Global Advisors, a global management consulting company, from 2013 to September 2014. Prior to that she was a Proxy Officer and CEO of Korn/Ferry Consulting from 2007 until 2013. Ms. Dutra serves as a director of Greeley and Hansen, Humantelligence, the International Women’s Forum, Lurie Children’s Hospital of Chicago, Chicago Philharmonic Society, Governor State University and Academy for Urban School Leadership and is a member of the Kellogg Alumni Advisory Board, the Economic Club of Chicago, the Committee of 200 and the Chicago Council on Global Affairs. She previously served as a director of the Executives’ Club of Chicago.

Martin J. Gepsman Age: 64 Director since: 1994
Mr. Gepsman served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 30 years. Mr. Gepsman has also been an independent broker and trader since 1985.
Larry G. Gerdes Age: 68 Director since: 2007	Previous Public Directorships: Access Plans, Inc. Transcend Services, Inc.

Mr. Gerdes has served as CEO of Pursuant Health (formerly SoloHealth), a private health-care company in Atlanta since February 2014, as its Executive Chairman of the board since November 2013, as its Chairman since 2012 and as a board member since 2007. He also has served as a general partner of Sand Hill Financial Company, a venture capital partnership, since 1983. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes formerly served as Chairman and CEO of Transcend Services, Inc., concluding with the sale of that company in April 2012, and as a director of Access Plans, Inc. from 2001 until its sale in June 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is a member of the Dean’s Advisory Council for The Kelley School of Business at Indiana University and serves as trustee for Monmouth College. Mr. Gerdes previously served on the board of CBOT Holdings, Inc. until our merger in 2007.

Daniel R. Glickman Age: 72 Director since: 2001

Mr. Glickman has served as our Lead Director since August 2014. Mr. Glickman has served as Executive Director of the Aspen Institute’s Congressional Program since 2011 and as Vice President of the Aspen Institute since 2012. Mr. Glickman also has served as Senior Fellow for the Bipartisan Policy Center since 2010. From 2004 to 2010, Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995. Mr. Glickman serves as co-chair of the global agriculture and development initiative of the Chicago Council on Global Affairs, as Chairman of the Board of the Foundation for Food and Agriculture Research, established in the 2014 Farm Bill by Congress, and Chairman of the International Advisory Board of APCO Worldwide, a public relations firm based in Washington, DC. Mr. Glickman also serves on a number of non-profit advisory boards with a focus on agriculture and food supply.

6	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 1—Election of Equity Directors (Continued)

Leo Melamed Age: 85 Director since: 1997 1967 - 1990

Mr. Melamed is the founder of financial futures. He led in the creation of our FX, interest rate and stock index futures contracts. He served as Chairman of the CME board from 1968 until 1973 and upon founding of the International Monetary Market (IMM) as its Chairman from 1972 until its merger with CME in 1976 and then as Chairman of the merged exchange until 1977. He has served as CME Chairman Emeritus since 1997 and Chairman of our strategic steering committee since 2001. Mr. Melamed led CME in the role of Special Counsel to our board from 1977 to 1985 and then in the role of Chairman of its executive committee from 1985 until 1991. He was instrumental in the creation and launch of the Globex transaction system and served as its founding chairman in 1992. From 1993 to 2001, he served as Chairman and CEO of Sakura Dellsher, Inc., a former clearing firm of CME, and currently serves as Chairman and CEO of Melamed & Associates, a global consulting group. He is founder and a permanent special advisor to the National Futures Association, and an advisor of the International Advisory Council of the China Securities Regulatory Commission in China. He serves on the board of overseers of the Becker Friedman Institute of the University of Chicago. Mr. Melamed serves as a director of The Chicago Council on Global Affairs and as Senior Advisor to LEAP Innovations. Mr. Melamed is a published author of a number of books pertaining to markets and the history of CME Group. Mr. Melamed is a Vice Chairman of the CME Group Foundation.

James E. Oliff Age: 68 Director since: 1994 1982 - 1992		Previous Public Directorship: FFastFill, plc

Mr. Oliff has been a member of CME for more than 35 years. Mr. Oliff served as our Vice Chairman from 2002 until 2007 and as our Second Vice Chairman from 1998 until 2002. Mr. Oliff has also served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff previously served as Executive Director of International Futures and Options Associates from 1996 to 2005, as President and CEO of FFast Trade U.S., LLC from 2001 to 2005, as Chairman and CEO of FFastFill Inc. from 2003 to 2005 and as FFastFill’s COO from 2001 to 2003 and as Deputy Chairman FFastfil plc from 2006 until its sale in 2013. He also served as President of LST Commodities, LLC, an introducing broker, from 1999 until 2002. Mr. Oliff is the Chairman of the CME Group Foundation and serves as the foundation’s representative on the board of LEAP Innovations.

Alex J. Pollock Age: 74 Director since: 2004

Mr. Pollock has served as the Distinguished Senior Fellow and Director of Financial Systems Studies at the R Street Institute in Washington, DC since January 2016. He previously served as Resident Fellow of the American Enterprise Institute in Washington, DC from 2004 to January 2016 and as President and CEO of the Federal Home Loan Bank of Chicago from 1991 through 2004. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves on the non-profit board of Great Lakes Higher Education Corporation and on the board of the Great Books Foundation. Mr. Pollock served as our Lead Director from August 2012 through August 2014.

John F. Sandner Age: 75 Director since: 1978	Public Directorship: Virtu Financial Inc.	Previous Public Directorship: Echo Global Logistics, Inc.

Mr. Sandner has been a member of CME for more than 40 years. He also served as our Special Policy Advisor from 1998 to 2005 and as Chairman of our board for 13 years. Previously, Mr. Sandner served as Chairman of E*Trade Futures, LLC from 2003 through 2013 and as President and CEO of RB&H Financial Services, L.P., a futures commission merchant and one of our former clearing firms, from 1985 to 2003. Mr. Sandner currently serves on the board of the National Futures Association and as a Vice Chairman of the CME Group Foundation.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	7

ITEM 1—Election of Equity Directors (Continued)

Terry L. Savage Age: 72 Director since: 2003

Ms. Savage is a nationally-syndicated financial columnist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. Ms. Savage is a registered investment advisor and commodity trading advisor. She was a member of CME from 1975 to 1980.

William R. Shepard Age: 70 Director since: 1997

Mr. Shepard has been a member of CME for more than 40 years. Previously he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

Dennis A. Suskind Age: 74 Director since: 2008	Public Directorships: Bridgehampton National Bank (Vice Chairman) Navistar, Inc.	Previous Public Directorship: Liquid Holdings Group, Inc.

Mr. Suskind is a retired General Partner of Goldman Sachs & Co. He was an Executive Vice President at J. Aron and Company prior to its acquisition by Goldman in 1980. He joined J. Aron in 1961. During his tenure in trading, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, DC. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our merger in 2008.

8	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 1—Election of Equity Directors (Continued)

DIRECTOR ATTRIBUTES

We believe all of our board members have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition, the following highlights the key characteristics the board believes qualifies its current members to serve the interests of our shareholders. This summary, however, is not meant to be a complete description of all of the skills and attributes of our board members. Additional details on our individual directors and director nominees are set forth in their individual biographies. The Class B nominees are nominated by a separate nominating committee. Therefore, the board has not made an assessment of the attributes of the Class B nominees who are not currently members of the board other than whether they may be classified as independent.

Attribute	Directors and Director Nominees with Attributes
Industry Experience
Possesses an understanding of our markets as a result of trading our products, serving as an officer of a firm which trades our products or working in the financial services industry.	Terrence A. Duffy Jeffrey M. Bernacchi Timothy S. Bitsberger Charles P. Carey Elizabeth A. Cook Martin J. Gepsman	William W. Hobert Leo Melamed James E. Oliff Ronald A. Pankau Alex J. Pollock John F. Sandner	Terry L. Savage William R. Shepard Howard J. Siegel Dennis A. Suskind David J. Wescott
Independence
Satisfies applicable standards of independence.	Jeffrey M. Bernacchi Timothy S. Bitsberger Charles P. Carey Dennis H. Chookaszian Elizabeth A. Cook Ana Dutra Martin J. Gepsman Larry G. Gerdes	Daniel R. Glickman Gedon Hertshten William W. Hobert Patrick W. Maloney William P. Miller II Douglas M. Monieson James E. Oliff Ronald A. Pankau	Alex J. Pollock John F. Sandner Terry L. Savage William R. Shepard Howard J. Siegel Dennis A. Suskind David J. Wescott
CFTC Public Director
Satisfies the CFTC definition of public director.	Timothy S. Bitsberger Ana Dutra Larry G. Gerdes	Daniel R. Glickman William P. Miller II Alex J. Pollock	Terry L. Savage Dennis A. Suskind
Government Relations/Regulatory/Public Policy
Experience interacting with our regulators and members of government or prior service in government.	Terrence A. Duffy Timothy S. Bitsberger Charles P. Carey	Daniel R. Glickman Leo Melamed	Ronald A. Pankau Alex J. Pollock
Management Experience
Experience as a chief executive officer, president or senior vice president of a company or a significant subsidiary, operating division or business unit.	Terrence A. Duffy Timothy S. Bitsberger Dennis H. Chookaszian Ana Dutra	Larry G. Gerdes Daniel R. Glickman James E. Oliff	Ronald A. Pankau Alex J. Pollock Dennis A. Suskind
Financial Expertise
Experience as a chief financial officer or similar financial oversight experience.	Dennis H. Chookaszian	Larry G. Gerdes
Professional Accreditations
Possesses an advanced degree.	Jeffrey M. Bernacchi Dennis H. Chookaszian Ana Dutra Larry G. Gerdes	Daniel R. Glickman Leo Melamed James E. Oliff	Alex J. Pollock John F. Sandner
Risk Management Experience
Experience in overseeing risk management processes and procedures.	Charles P. Carey Dennis H. Chookaszian Leo Melamed	John F. Sandner William R. Shepard	Dennis A. Suskind David J. Wescott
Other Public Company Directorship
Experience serving as a director of another publicly traded company.	Charles P. Carey Dennis H. Chookaszian Larry G. Gerdes	Daniel R. Glickman James E. Oliff Alex J. Pollock	John F. Sandner Terry L. Savage Dennis A. Suskind

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	9

Corporate Governance

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.

The board of directors has established corporate governance principles which provide a framework for our effective governance. Our governance committee regularly reviews trends and best practices in corporate governance. The Office of the Secretary advises our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company. Below is an overview of the Company’s governance highlights and materials.

GOVERNANCE HIGHLIGHTS

•	Annual election of directors

•	Majority voting for Equity directors

•	Proxy access bylaw provision for Equity director positions

•	Confidential shareholder voting

•	Quarterly executive sessions of independent directors

•	Board and committee evaluations and individual peer director evaluations

•	Active risk oversight by the full board, a risk committee and other committees with oversight responsibilities based on areas of focus and expertise

•	Independent lead director

•	Policy restricting the pledging of shares of our Class A common stock

•	Orientation for newly elected board members

CORPORATE GOVERNANCE MATERIALS

You can access the following governance materials by visiting http://investor.cmegroup.com/investor-relations under “Corporate Governance.”

•	Corporate Governance Principles

•	Board of Directors Conflict of Interest Policy

•	Board Code of Ethics

•	CME Group Charter

•	CME Group Bylaws

•	Employee Code of Conduct

•	Charters for committees composed solely of board members

•	Guide to Conducting Business for Third Parties of CME Group

Each of these documents is also available in print upon written request made to the Office of the Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Our employee code of conduct is applicable to all of our employees, including our Chairman and Chief Executive Officer, our Chief Financial Officer and our other senior financial officers.

DIRECTOR ATTENDANCE

The board held nine meetings during 2016. All incumbent directors attended at least 75% of the combined total meetings of the full board and the committees on which he or she served during 2016.

10	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Corporate Governance (Continued)

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 22 of the 23 directors on the board at that time attended the annual meeting of shareholders.

DIRECTOR INDEPENDENCE

The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, governance and nominating committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist it in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in February 2017, the governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our open outcry markets, lower trading fees, the ability to vote on certain matters relating to the operation of our open outcry markets and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of NASDAQ, the governance committee reviewed the directors’ and their affiliated clearing firms’ trading activities and relationships with our exchanges as part of its independence determination. The governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

After considering information provided by our current directors and the additional nominees for Class B director in their annual questionnaires, the payments made to us relating to trading activities, as well as additional information gathered by our Office of the Secretary, the governance committee recommended and the board determined that all individuals be classified as independent with the exception of the following:

•	Mr. Duffy based on his employment relationship with CME Group.

•	Mr. Melamed based on his consulting relationship with CME Group.

The list of our current independent directors and Class B director nominees is set forth on page 9. Phupinder S. Gill, our former Chief Executive Officer, was not considered independent.

PUBLIC DIRECTORS

As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The list of our public directors is set forth on page 9. Additionally, our market regulation oversight committee is composed solely of public directors.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	11

Corporate Governance (Continued)

BOARD LEADERSHIP STRUCTURE

In November 2016, we announced that Phupinder S. Gill, who served as our Chief Executive Officer, was retiring from the Company and the board as of December 31, 2016. At the board’s request in November, our Executive Chairman and President, Terrence A. Duffy, assumed the expanded role of Chairman and Chief Executive Officer. In addition to Mr. Duffy’s role as Chairman and Chief Executive Officer, our board leadership structure includes an independent Lead Director and our active board members of which more than a majority are considered independent. Mr. Glickman has served as our independent Lead Director since 2014. The independent Lead Director is appointed by the board based on the recommendation of the governance committee for a one-year term and has the following responsibilities:

•	Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors.

•	Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives.

•	Communicates to the Chairman the results of meetings at which he presides.

•	Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate.

•	Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution.

Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders. A combined Chairman and Chief Executive Officer position provides us with a single leader who communicates the Company’s business and strategy to our shareholders, customers, employees, regulators and the public. The board believes its current leadership structure allows it to effectively operate, represent the rights of our shareholders and create long-term value and provides a well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by an independent Lead Director and non-employee board members. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

BOARD’S ROLE IN RISK OVERSIGHT

While senior management has primary responsibility for managing the Company’s risk on a day-to-day basis, the board has the responsibility for overseeing our risk management activities and the overall programs designed to identify, assess, manage and monitor risks and opportunities, such as the Company’s Enterprise Risk Management (ERM) program. The board oversees the business of the Company, including senior management performance and risk management programs and results, to ensure that the long-term interests of the shareholders are being served. The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the risks facing the Company.

Our business exposes us to financial, compliance, market structure, operational, reputational and strategic risks. Our ERM program promotes and facilitates the evolution and alignment of consistent and transparent risk management practices at CME Group. Through the ERM program, we take a comprehensive approach to risk management and endeavor, in an ongoing manner, to ensure the enterprise risks are identified, assessed, measured, prioritized and updated.

The risk committee is primarily responsible for reviewing, assessing and providing oversight of our risk management practices with respect to those risks enumerated in its charter and assisting the board in its oversight of the effectiveness of our policies and processes to identify, manage and plan for risks. The risk committee approves the ERM framework, the risk universe and reviews and recommends to the board the various levels of acceptable appetite for managing key risks associated with the Company’s business and strategy.

In addition to the risk committee, the board also assigns risks to other committees, such as the clearing house oversight and compensation committees. This structure is designed to increase the effectiveness of our board’s oversight by taking into account the background and experience of the various board committees, including their interactions with management. Each committee reports on its activities to the full board. The appendix to the charter of the risk committee provides additional detail on the allocation of risk oversight responsibilities to the various committees. The charter for the risk committee is available on our website.

12	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Corporate Governance (Continued)

Our universe of risks is reported to the board and senior management on a quarterly basis along with updates of any developments that could affect our risk profile or other aspects of our business. As appropriate, action plans are developed to mitigate risks as part of our strategic planning and budget process. Risk management is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the Company develops and implements its strategy.

Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our objectives while maintaining or enhancing our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to accept certain risks to achieve our goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

EXECUTIVE SESSIONS

Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the independent Lead Director. The chair of the executive session may, at his discretion, invite our Chairman and Chief Executive Officer, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.

ANNUAL ASSESSMENT OF BOARD, COMMITTEE AND INDIVIDUAL DIRECTOR PERFORMANCE

As provided in our corporate governance principles, the board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the governance committee through an annual board self-evaluation survey. Our process also includes individual peer director evaluations. All of our board established committees, except for the executive committee, conduct an annual self-assessment.

REPORTING CONCERNS TO THE AUDIT COMMITTEE

We have engaged an independent, third party, EthicsPoint, for the purpose of receiving complaints, including complaints relating to accounting, internal control over financial reporting or auditing matters. Concerns received via EthicsPoint relating to financial matters are automatically referred to the chairman of the audit committee and will be handled in accordance with the procedures adopted by the audit committee. A copy of these procedures is available on our website.

CONTACTING THE BOARD OF DIRECTORS

Shareholders may contact the board of directors, including a committee of the board or the independent directors as a group, by using the following address:

CME Group Inc.

Attn: Board of Directors c/o Office of the Secretary

20 South Wacker Drive

Chicago, Illinois 60606

Email: directors@cmegroup.com

All communications received will be compiled by the Office of the Secretary and submitted to the governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an “ordinary business matter.” Any director may review any such communication or response thereto.

SHAREHOLDER ENGAGEMENT

Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	13

Corporate Governance (Continued)

From time to time, when we have a matter of governance that we would like to discuss with our shareholders we will reach out to them for their input. For example, when we were considering the implementation of an exclusive forum bylaw provision, we sought input from our top shareholders prior to submitting the proposal to all of our shareholders. Additionally, to the extent we receive communications from our shareholders regarding governance matters, such communications are discussed with our governance committee.

Shareholder engagement through participation in our annual meeting is important to us. In 2016, the quorum at our meeting was approximately 83% of our total Class A and Class B shares outstanding.

We will continue to promote greater communication with our shareholders to better understand their views on current and trending corporate governance practices.

If you have a corporate governance or compensation matter that you would like to discuss with the board or a particular committee, you may send an email to OfficeoftheSecretary@cmegroup.com.

BOARD COMMITTEES

The responsibilities of each committee composed entirely of board members are summarized in this proxy statement and described in more detail in each committee’s written charter. Copies of these charters are available on our website. In addition, the board has established three clearing house risk committees, which are designed to include key market participants as members.

In the following descriptions, the chairman is designated with a “C”, the independent members are designated with an “I”, public directors are identified with a “P” and audit committee financial experts with an “F.” Members of the committee are as of the date of the proxy statement.

AUDIT COMMITTEE NUMBER OF MEETINGS IN 2016: 14

The audit committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act), and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal control over financial reporting.

The committee performs this function by monitoring our financial reporting process and internal control over financial reporting and by assessing the audit efforts of the external and internal auditors. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

COMMITTEE MEMBERS: • Dennis H. Chookaszian (C,I,F) • Jeffrey M. Bernacchi (I) • Larry G. Gerdes (I,P,F) • William P. Miller II (I,P,F) • Terry L. Savage (I,P) • Dennis A. Suskind (I,P)
CLEARING HOUSE OVERSIGHT COMMITTEE NUMBER OF MEETINGS IN 2016: 4

The clearing house oversight committee was created in May 2016. The purpose of the committee is to provide oversight of the risk management activities (excluding operational risk) of the CME Clearing House, including oversight of management of the Clearing House with respect to the effectiveness of the risk management program.

COMMITTEE MEMBERS: • William R. Shepard (C,I) • James E. Oliff (I) • Howard J. Siegel (I) • Dennis A. Suskind (I,P)

14	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Corporate Governance (Continued)

COMPENSATION COMMITTEE NUMBER OF MEETINGS IN 2016: 6

The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who do not serve as our officers, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section, in accordance with applicable rules and regulations of the SEC, in our proxy statements.

COMMITTEE MEMBERS: •Larry G. Gerdes (C,I,P) •Timothy S. Bitsberger (I,P) •Martin J. Gepsman (I) •Daniel R. Glickman (I,P) •William R. Shepard (I) •Howard J. Siegel (I) •Dennis A. Suskind (I,P)
EXECUTIVE COMMITTEE NUMBER OF MEETINGS IN 2016: None

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board.

COMMITTEE MEMBERS: •Terrence A. Duffy (C) •Charles P. Carey (I) •Daniel R. Glickman (I,P) •Leo Melamed •Ronald A. Pankau (I) •Alex J. Pollock (I,P) •John F. Sandner (I) •William R. Shepard (I)
FINANCE COMMITTEE NUMBER OF MEETINGS IN 2016: 4
The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

COMMITTEE MEMBERS:

•William R. Shepard (C,I)

•Charles P. Carey (I)

•Dennis H. Chookaszian (I)

•Larry G. Gerdes (I,P)

•William P. Miller II (I,P)

•Ronald A. Pankau (I)

•Alex J. Pollock (I,P)

•Dennis A. Suskind (I,P)

•David J. Wescott (I)

GOVERNANCE COMMITTEE NUMBER OF MEETINGS IN 2016: 7

The governance committee assists the board by making recommendations on our corporate governance practices. The committee reviews and recommends changes to our corporate governance principles and other policies in the area of corporate governance and establishes a culture of compliance and ethics within the organization through its oversight of board governance policies and the employee code of conduct.

COMMITTEE MEMBERS: •Daniel R. Glickman (C,I,P) •Dennis H. Chookaszian (I) •Alex J. Pollock (I,P) •Terry L. Savage (I,P)

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	15

Corporate Governance (Continued)

MARKET REGULATION OVERSIGHT COMMITTEE NUMBER OF MEETINGS IN 2016: 6

The market regulation oversight committee assists the board with its oversight of matters relating to our operation of four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of such regulatory functions and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

COMMITTEE MEMBERS: • William P. Miller II (C,I,P) • Timothy S. Bitsberger (I,P) • Ana Dutra (I,P) • Alex J. Pollock (I,P) • Terry L. Savage (I,P)
NOMINATING COMMITTEE NUMBER OF MEETINGS IN 2016: 8
The nominating committee reviews qualifications of potential candidates for Equity director and recommends to the board the slate for election at our annual meetings.	COMMITTEE MEMBERS: • Alex J. Pollock (C,I,P) • Martin J. Gepsman (I) • Larry G. Gerdes (I,P) • William R. Shepard (I)
RISK COMMITTEE NUMBER OF MEETINGS IN 2016: 7

The primary purpose of the risk committee is to review, assess and provide oversight of the Company’s risk management practices and to assist the board in its oversight of the effectiveness of the Company’s policies and processes to identify, manage and plan for its financial, compliance, market structure, operational, reputational and strategic risks as described in more detail on page 12.

COMMITTEE MEMBERS:

•  Dennis A. Suskind (C,I,P)

•  Jeffrey M. Bernacchi (I)

•  Timothy S. Bitsberger (I,P)

•  Dennis H. Chookaszian (I)

•  Elizabeth A. Cook (I)

•  Larry G. Gerdes (I,P)

•  Ronald A. Pankau (I)

•  Howard J. Siegel (I)

STRATEGIC STEERING COMMITTEE NUMBER OF MEETINGS IN 2016: 5

The strategic steering committee assists and provides guidance to management and the board in fulfilling its responsibilities to oversee our long-range direction, corporate strategy and competitive position. The committee analyzes market trends, growth patterns and the impact of innovations that may create opportunity or risk for us.

COMMITTEE MEMBERS:

•  Leo Melamed (C)

•  William R. Shepard (Vice C,I)

•  Terrence A. Duffy

•  Charles P. Carey (I)

•  Martin J. Gepsman (I)

•  William W. Hobert (I)

•  James E. Oliff (I)

•  John F. Sandner (I)

•  Howard J. Siegel (I)

16	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 2—Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2017

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2017. Ernst & Young served as our accounting firm for 2016.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017.

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2017. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by shareholders. In connection with the audit of our 2016 financial statements, we entered into an engagement letter with Ernst & Young, which sets forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2017.

THE AUDIT COMMITTEE HAS PRE-APPROVAL PROCESSES FOR NON-AUDIT SERVICES

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee, provided the estimated fee of the proposed service does not exceed $100,000. The chairperson also has the authority to approve any actual or expected cost overruns relating to any pre-approved services provided the additional fees do not exceed $100,000. The chairperson must report any decisions made pursuant to these delegations to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2016	2015
Audit(1)	$3,549,975	$2,752,674
Audit-Related Fees(2)	54,171	—
Tax Fees(3)	675,490	650,052
All Other Fees(4)	—	8,363
Total	$4,279,636	$3,411,089

(1)	Fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.

(2)	Fees for assurance and related services, including internal control and financial compliance reports and agreed-upon procedures not required by regulation.

(3)	Fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2016 and 2015, tax compliance and preparation fees were $316,978 and $352,246, respectively.

(4)	Fees for services not included in the foregoing categories, which includes permitted regulatory advisory services.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	17

ITEM 2—Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2017 (Continued)

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the foregoing fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy. In providing their pre-approval, the audit committee approves the proposed fees for the particular engagement.

AUDIT COMMITTEE FINANCIAL EXPERTS

The board has determined that Messrs. Chookaszian, Gerdes and Miller each meet the SEC’s definition of an audit committee financial expert.

Dennis H. Chookaszian

Mr. Chookaszian is considered to have each of the attributes of an audit committee financial expert based upon his prior service as CFO of CNA for 15 years, through his supervision of the CFO for nine years when he was CEO of CNA and CEO of mPower, and through his service as a public accountant for eight years with Deloitte and Touche. Mr. Chookaszian has been a member of our audit committee since 2004 and previously served as chairman of the Financial Accounting Standards Advisory Council, the group that provides advice to the Financial Accounting Standards Board (FASB) on their agenda and the effectiveness of accounting standards. Mr. Chookaszian also teaches a course on Corporate Governance and Accounting Standards and Controls at the University of Chicago Booth School of Business, Cheung Kong University in China, and the Indian Institute of Professional Management in India. Throughout his career, he has served on the audit committee of seven other public and private organizations. He is also a member of the XBRL Advisory Council, which is the group that provides advice to the International Accounting Standards Board on the development of XBRL standards. He also currently serves on the Financial Crisis Advisory Group that provides advice to the G20 and to world-wide standards setters and regulators on the financial reporting issues related to the financial crisis and needed corrective actions. He has served in the past on numerous accounting related boards, including the American Institute of CPAs (AICPA), Insurance Companies Accounting Standards Committee, the AICPA Group of 100, several FASB task forces, the Statement on Auditing Standards 99 task force on Internal Control Fraud Standards, and the Public Oversight Board Blue Ribbon Panel on Audit Effectiveness.

Larry G. Gerdes

Mr. Gerdes is considered to have each of the attributes of an audit committee financial expert based upon his service as the CEO of a public company for more than 15 years, which included oversight of the CFO, and his service in the role of CFO for 10 years, six of which were at a public company. Mr. Gerdes has a Bachelor’s of Science and a Masters of Business Administration in Finance, which included courses in accounting. Mr. Gerdes has been a member of our audit committee since joining our board in 2007. He has served on the audit committees of four other public companies over the past 15 years. Mr. Gerdes also is the founder of Gerdes Huff Investments.

William P. Miller II

Mr. Miller is considered to have each of the attributes of an audit committee financial expert primarily based upon his background and experience in preparing, modeling and analyzing financial statements in accordance with generally accepted accounting principles, which required him to develop and assess projected financial estimates, accruals and reserves. Mr. Miller has also been responsible for internal audit and compliance functions at Commonfund Group. Mr. Miller currently serves as chairman of the audit committee for American Axle and Manufacturing and has served as Chairman of the audit and risk management committee of the Dubai International Financial Exchange, Chairman of the audit and risk management committee of the BTOP 50, and Chairman of the audit committee of the New York Futures Exchange, a subsidiary of the New York Stock Exchange. Mr. Miller has served as a member of the PCAOB Standing Advisory Group and has testified before both the U.S. Congress and FASB on accounting and disclosure matters. Mr. Miller holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute. Mr. Miller has a Master’s of Business Administration from the Wharton Graduate Division of the University of Pennsylvania. He has served as a member of our audit committee since 2003.

REQUIRED VOTE

This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

18	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Report of the Audit Committee

ROLES AND RESPONSIBILITIES. The audit committee reviews CME Group’s financial reporting process on behalf of the board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ernst & Young, our Company’s independent registered public accounting firm for 2016, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the Company’s internal control over financial reporting. A copy of the audit committee charter, which has been adopted by our board of directors and further describes the role of the audit committee in overseeing our financial reporting process, is on our website under Investor Relations-Corporate Governance-Board Committees.

REQUIRED DISCLOSURES AND DISCUSSION. The audit committee has reviewed and discussed with management and Ernst & Young the audited financial statements for the year ended December 31, 2016 and Ernst & Young’s evaluation of the Company’s internal control over financial reporting. The committee has also discussed with Ernst & Young the matters that are required to be discussed under PCAOB standards. Ernst & Young has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young that firm’s independence. The committee has concluded that Ernst & Young’s provision of audit and non-audit services to CME Group is compatible with Ernst & Young’s independence.

COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the committee recommended to the board that the audited financial statements for the year ended December 31, 2016 be included in our 2016 Annual Report on Form 10-K for filing with the SEC. This report is provided by the following independent directors, who currently comprise the committee:

Dennis H. Chookaszian, Chairman

Jeffrey M. Bernacchi

Larry G. Gerdes

William P. Miller II

Terry L. Savage

Dennis A. Suskind

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	19

ITEM 3—Advisory Vote on the Compensation of our Named Executive Officers

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers as described in our Compensation Discussion and Analysis beginning on page 40 and Executive Compensation tables beginning on page 58.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADVISORY PROPOSAL ON

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

FACTORS TO CONSIDER

The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed on CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement.

This proposal, commonly known as the “say-on-pay” proposal, gives you the opportunity to endorse our 2016 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:

RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2017 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say-on-pay” vote when considering future compensation arrangements.

REQUIRED VOTE

This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

20	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 4—Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

You are being asked to vote on a proposal commonly known as “say-on-frequency,” which gives our shareholders the opportunity to vote, on an advisory basis, on how often we should conduct future advisory “say-on-pay” votes on the compensation of our named executive officers. This non-binding “frequency” vote is required at least once every six years beginning with our 2011 annual meeting of shareholders, and as such is again required at this annual meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR “1 YEAR” AS THE FREQUENCY OF FUTURE

ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

FACTORS TO CONSIDER

After careful consideration of this proposal, our compensation committee recommended and our board agreed that an advisory vote on executive compensation that occurs annually is the most appropriate alternative for the Company. Therefore, our board recommends that you vote for a one-year interval for future advisory votes on executive compensation.

An advisory vote on executive compensation every year will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Setting a one-year period for holding this shareholder vote will enhance shareholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy.

You may cast your vote on your preferred voting frequency by choosing the option of every year, every two years, every three years or you may abstain from voting in response to the resolution set forth below.

“RESOLVED, that a non-binding advisory vote of CME Group’s shareholders to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material) shall be held at an annual meeting of shareholders (i) every year, (ii) every two years, or (iii) every three years, as determined by whichever frequency-option receives the highest number of votes.”

The option of every one year, every two years or every three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the board in any way, the board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation with a different frequency than the option approved by our shareholders.

REQUIRED VOTE

The option (every one, two or three years) receiving the highest number of votes from the holders of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, will be the preferred frequency selected by our shareholders.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	21

ITEM 5—Approval of the Amendment and Restatement of our Incentive Plan for our Named Executive Officers

You are being asked to vote on a proposal to approve the Incentive Plan to meet the requirements of Section 162(m) of the Internal Revenue Code (Code), which requires, among other things, incentive plans to be approved by shareholders every five years. This plan was last approved by shareholders in 2014. We are seeking shareholder approval to extend the term of the plan another five years from the date of the 2017 annual meeting of shareholders to May 23, 2022 consistent with Section 162(m). We are seeking approval at this time to correspond with the approval under Section 162(m) of our Omnibus Stock Plan as set forth in Item 6.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE

AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN.

FACTORS TO CONSIDER

Awards under the Plan are intended to Qualify as Performance-Based Compensation

Awards may be made under the Incentive Plan that are intended to qualify for the performance-based exclusion from the deduction limitations imposed pursuant to Section 162(m) of the Code. In general, Section 162(m) of the Code limits a company’s ability to deduct compensation in excess of $1 million annually to its named executive officers (other than the chief financial officer). This limitation does not apply to performance-based compensation, such as annual bonus awards which this plan is intended to permit.

SUMMARY OF KEY AMENDMENTS

Extension of the Term. We propose extending the term of the plan for an additional five years from the date of the 2017 annual meeting of shareholders until May 23, 2022 in accordance with Section 162(m) of the Code.

Increase in the Maximum Bonuses. We propose increasing the maximum award under the plan in any calendar year from $5,000,0000 to $10,000,000. We believe this increase is appropriate to preserve our ability to take the maximum tax deduction available to the Company and is line with similar plans in effect for our peer group. See the table on the following page for the estimated potential 2017 bonus awards for each of the named executive officers (other than the chief financial officer).

Clarify Payment of Bonus in the Event of Death, Disability or Voluntary Retirement with Consent of the Company. We propose an amendment to clarify that in the event employment is terminated under the foregoing circumstances after the performance period but before the bonus payment date, the compensation committee has the discretion to pay the full award.

Clarify our Recoupment Policy applies to Amounts Deferred. We propose an amendment clarifying the application of our recoupment policy to bonus amounts deferred.

OTHER KEY PROVISIONS OF THE PLAN

The description of the Incentive Plan is qualified in its entirety by reference to the text of the amended and restated plan set forth in Appendix B.

Eligible Participants. All employees of CME Group and its subsidiaries are eligible participants. As of December 31, 2016, we had approximately 2,700 employees who were eligible to participate. On an annual basis, the compensation committee appoints certain highly compensated executive officers as participants in the plan.

Purpose. The purpose of the Incentive Plan is to align the interests of our senior management with those of our shareholders by encouraging senior management to achieve goals intended to increase shareholder value. Additionally, the plan is designed to serve as a qualified performance-based compensation program under Section 162(m) of the Code in order to preserve our tax deduction for compensation paid under the plan.

Administration. The Incentive Plan is administered by the compensation committee of the board of directors, which consists solely of “outside directors” within the meaning of Section 162(m) of the Code.

22	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 5—Approval of the Amendment and Restatement of our Incentive Plan for our Named Executive Officers (Continued)

Performance Factors. The Incentive Plan provides that the compensation committee will determine the criteria and objectives (Performance Factors) that must be met during the applicable performance period in order for a participant to earn an award under the plan.

These Performance Factors may include any or all of the following or any combination thereof: annual daily volume, cash earnings, cash earnings per share, cash earnings margin, cash flow return, customer satisfaction, earnings before interest taxes depreciation and amortization, earnings before interest taxes depreciation and amortization margins, earnings per share, economic value added, expense reductions, expense targets, free cash flow, gross or operating margins, margins, market share, net earnings or income (before or after taxes), operating cash flow, operating efficiency, operating expenses, operating income, productivity ratios, return on assets, return on capital, return on equity, return on investment, revenue, share price, total shareholder return, and working capital or any increase or decrease of one or more of the foregoing over a specified period. The Performance Factors may relate to the performance of CME Group or that of a subsidiary, any portion of the business, product line, or a combination of the foregoing and may be expressed on an aggregate, per share or per unit basis. The Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied relative to a market index, a group of other companies or their subsidiaries, business units or product lines. Performance Factors may include minimum, target and maximum levels of performance.

One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by shareholders. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed in this proposal, and shareholder approval of the Incentive Plan will constitute approval of each of these aspects of the Incentive Plan for purposes of the approval requirements of Section 162(m).

Maximum Bonuses. As amended, no participant may receive an award under the plan in excess of $10,000,000 in any calendar year. This limitation does not limit amounts which may be paid to participants outside of the plan, subject to the limitation described in the following paragraph.

Limitation on Compensation Committee’s Discretion. The compensation committee does not have the authority to increase the amount of the award payable upon attainment of a Performance Factor, but the committee may, in its discretion, reduce or eliminate the amount payable to such an individual.

Certification of Performance Goal Attainment. Before any awards for a particular performance period can be paid, the compensation committee must certify the extent to which Performance Factors and any other material terms of the plan were satisfied.

Amendments/Termination of the Plan. The Incentive Plan may be amended or terminated by the board of directors, provided that no amendment of the plan may be made without the approval of shareholders if shareholder approval is required in order for awards under the plan to continue to qualify for the performance-based compensation exception to Section 162(m) of the Code.

Benefits under the Plan. The compensation committee approves the Performance Factors under the plan. As discussed in the Compensation Discussion and Analysis on pages 40 through 56, the performance metric for 2017 is the achievement of cash earnings. Bonuses are granted based on a percentage of an employee’s salary and are subject to the attainment of the applicable performance goal and the compensation committee’s discretion to reduce awards otherwise payable under the plan. As a result, bonus awards that might be received by participants in the plan for 2017 are not determinable.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	23

ITEM 5—Approval of the Amendment and Restatement of our Incentive Plan for our Named Executive Officers (Continued)

ESTIMATED BONUS AWARDS

The following table sets forth for illustrative purposes the estimated 2017 bonus awards for each of the named executive officers other than our chief financial officer assuming target performance.

Estimated Bonus Awards at Target Performance for 2017 Plan Participants
Terrence A. Duffy	$2,625,000
Bryan T. Durkin	1,000,000
Kimberly S. Taylor	700,000
Sean P. Tully	450,000

If the Incentive Plan is not approved by shareholders, the 2017 bonus opportunities approved pursuant to the plan will be forfeited.

However, the committee reserves the right to provide alternative bonus opportunities for such individuals which would not be eligible for treatment as performance-based compensation under Section 162(m).

REQUIRED VOTE

This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

24	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 6—Approval of the Amendment and Restatement of the CME Group Inc. Omnibus Stock Plan

You are being asked to vote on a proposal to approve our Omnibus Stock Plan to meet the requirements of Section 162(m) of the Code, which requires, among other things, incentive plans to be approved by shareholders every five years. This plan was last approved by shareholders in 2012.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE

AMENDMENT AND RESTATEMENT OF THE OMNIBUS STOCK PLAN.

FACTORS TO CONSIDER

Key Component of Compensation

We believe that our long-term success and the continued growth of shareholder value depends on our ability to attract, retain and motivate our employees. As a result, equity based incentive awards are a significant component of our compensation program. We believe that it is important to ensure that our performance goals and compensation incentives continue to be aligned with the interests of our shareholders through the operation of our equity program and the granting of long-term incentives.

Broad-Based Program

We have in place a broad-based equity award program and make grants to our employees under our Omnibus Stock Plan. In 2016, 59% of our eligible employee population received an equity award.

Historical Grant Information

We currently have authorization to issue under the Omnibus Stock Plan up to 40,229,875 shares, adjusted for the five-for-one stock split of which 16,522,614 remained available for future grants as of December 31, 2016. While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders in granting equity awards. As part of this proposal, we are not seeking to increase the number of shares authorized under the plan; however, the share amounts in the amended and restated plan have been updated to reflect the stock split that occurred in 2012.

Shares granted under our Omnibus Stock Plan and Director Stock Plan as a percentage of our shares outstanding, referred to as our burn rate, was:

2016	0.17%
2015	0.18%
2014	0.23%

Our overhang, calculated by dividing the number of shares subject to outstanding awards plus shares available for grant under our Omnibus Stock Plan and Director Stock Plan (the numerator) by the number of common shares outstanding plus the number of shares in the numerator was approximately 0.7% as of December 31, 2016.

OTHER KEY PROVISIONS OF THE PLAN

The description of the Omnibus Stock Plan is qualified in its entirety by reference to the text of the amended and restated plan set forth in Appendix C.

No Stock Option Repricing/Exchange. The Omnibus Stock Plan does not permit the repricing of options or the exchange of underwater options for cash or other awards without shareholder approval.

No Discounted Awards. Awards having an exercise price cannot be granted with an exercise price less than the fair market value on the date of grant.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	25

ITEM 6—Approval of the Amendment and Restatement of the CME Group Inc. Omnibus Stock Plan (Continued)

No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be automatically replenished.

Material Amendments Require Shareholder Approval. Material changes, including increasing the number of authorized shares, changes to the restrictions on repricing and the pricing of options below market value, require shareholder approval.

Shares Reserved Under the Plan. The number of shares of common stock that may be issued or awarded under the plan shall not exceed 40,229,875 shares, subject to adjustment in the event of future stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock.

Administration of the Plan. The plan is administered by the compensation committee of the board of directors. The compensation committee has, among other powers, the exclusive power to administer and interpret the plan and to grant awards under the plan. The compensation committee’s authority includes determining the types of awards to be granted and selecting award recipients as a group from among persons eligible to participate in the plan and determining the extent of their participation. Under certain circumstances, the compensation committee may delegate some aspects of its authority to one or more board members or officers of CME Group.

Awards Under the Plan.

Stock Options. The compensation committee may grant options qualifying as incentive stock options under the Code and/or non-qualified stock options. Since 2012, we have not used grants of stock options as part of equity compensation.

Stock Appreciation Rights (SARs). SARs generally allow the grantee to realize the appreciation in the shares of our Class A common stock subject to the grant over the life of the award. The compensation committee may grant SARs either independently or in conjunction with an award of a stock option which may only be exercised at such times and to the extent the related stock option is exercisable. The term, exercisability and other provisions of an SAR will be fixed by the compensation committee. Payment of an SAR may be made in cash, shares or a combination of both at the discretion of the compensation committee.

Stock Awards. The compensation committee may also award shares of our Class A common stock either as a restricted share award or as a bonus award that is not subject to restriction. With respect to restricted shares, the compensation committee shall fix the restrictions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restriction period. Unless otherwise determined by the compensation committee, during this period, the recipient will be entitled to vote the shares. Any regular cash dividends on shares subject to time restrictions are accrued and not paid out until vesting. Dividends may not be received by the holder of shares subject to performance goals until the satisfaction of such goals.

Performance Share Awards. The compensation committee may grant performance awards under which payment may be made in shares of our Class A common stock (including restricted shares), a combination of shares and cash or solely in cash. Such awards will be paid if our performance meets certain goals established by the compensation committee during an award period. The compensation committee, in its discretion, will determine the performance goals, the length of an award period and the manner and medium of payment of each performance award. In order to receive payment, a grantee must remain in the employ of CME Group or any of its subsidiaries until the completion of the award period, except that the compensation committee may provide complete or partial exceptions to that requirement as it deems equitable.

Change in Control. Upon a change in control as defined in, and subject to certain limitations under, the plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Performance-based awards vest in the event of a change of control at the greater of (i) actual performance at the time of the change of control or (ii) at the target level.

Eligible Participants. The compensation committee has the authority to determine which CME Group employees, its subsidiaries and any other entity controlled by the Company are eligible to participate in the plan. As of December 31, 2016, we had approximately 2,700 employees who were eligible to receive grants.

Transferability. Unless otherwise determined by the compensation committee, awards under the plan are non-transferable.

Term of the Plan. The plan was originally adopted in 2000 and will terminate on June 30, 2022, unless terminated earlier by the board of directors.

26	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 6—Approval of the Amendment and Restatement of the CME Group Inc. Omnibus Stock Plan (Continued)

Certain Award Limitations. The maximum number of shares which may be made subject to awards (including awards intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code) granted to any plan participant in any fiscal year is 1,250,000. These limits are subject to adjustment upon corporate transactions and similar events in accordance with the terms of the plan. No more than 1,000,000 shares may be granted under the plan pursuant to incentive stock options.

Federal Income Tax Consequences. The following is only a brief summary of the effect of U.S. federal income taxation on the award recipient and on us of an equity award under the Omnibus Stock Plan and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Stock Options. The grant of an incentive stock option or a non-qualified stock option will not result in income for the grantee or in a deduction for us. The exercise of a non-qualified stock option will result in ordinary income for the grantee and a deduction for us measured by the difference between the option price and the fair market value of the shares received at the time of exercise. The exercise of an incentive stock option will not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of us from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition will be the option price. Any gain will be taxed to the employee as long-term capital gain, and we will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee will recognize ordinary income, and we will be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

Restricted Share Awards. The grant of restricted shares should not result in income for the grantee or in a deduction for us for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture.” If there are no such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends, if any, paid and received by the grantee while the stock remains subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

SARs and Performance Awards. The grant of an SAR or a performance award will not result in income for the grantee or in a deduction for us. Upon the exercise of an SAR or the receipt of shares or cash under a performance award, the grantee will recognize ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Section 162(m). The plan is intended to permit the grant of performance-based compensation within the meaning of Section 162(m) of the Code, which generally limits the deduction by an employer for compensation of certain covered officers.

The compensation committee may condition vesting of an award intended to constitute performance-based compensation upon attainment of goals using one or a combination of the following criteria: annual daily volume growth or revenue growth; cash earnings growth per share; cash earnings; customer satisfaction; earnings before or after taxes, interest, depreciation, and/or amortization; earnings per share; economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); expense reductions; expense targets; free cash flow, cash flow return on equity, and cash flow return on investment; gross or operating margins; margins; market share; net earnings or net income (before or after taxes); operating efficiency; operating expenses; productivity ratios; return on assets; return on equity; return on investment; share price (including, but not limited to, growth measures, total shareholder return and relative total shareholder return); and working capital targets and change in working capital; or any increase or decrease of one or more of the foregoing over a specified period. Such performance goals may relate to the performance of CME Group, an affiliate, any portion of the business, product line, or any combination thereof, on a per share basis), a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the compensation committee.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	27

ITEM 6—Approval of the Amendment and Restatement of the CME Group Inc. Omnibus Stock Plan (Continued)

One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by shareholders. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed in this proposal, and shareholder approval of the Omnibus Stock Plan will constitute approval of each of these aspects of the Omnibus Stock Plan for purposes of the approval requirements of Section 162(m).

The board may amend the plan as it deems advisable subject to the requirements of applicable law and other regulatory requirements, including those imposed by the applicable listing standards.

ESTIMATED EQUITY AWARDS

Awards under the Omnibus Stock Plan are granted at the discretion of the compensation committee. While it is not possible to determine at this time the amount of any awards that may be made under the plan in the future, our annual equity program includes grants to our named executive officers, other executive officers (nine individuals) and other employees below senior management. The following table shows the number of shares and corresponding economic value of equity awards made on September 15, 2016 to these groups:

	Economic Value(1)	Performance Shares(2)	Restricted Stock	Restricted Stock Units
Terrence A. Duffy	$4,500,000	20,590	20,588	—
John W. Pietrowicz	1,350,000	6,176	6,176	—
Bryan T. Durkin	2,100,000	9,608	9,608	—
Kimberly S. Taylor	2,100,000	9,608	9,608	—
Sean P. Tully	1,350,000	6,176	6,176	—
Phupinder S. Gill	3,750,000	17,158	17,156	—
Other Executive Officers	8,616,013	38,928	39,912	—
Employees Below Executive Officer(3)	49,201,934	29,446	412,892	7,884

(1)	Economic value was calculated using the closing price on the date of grant of $109.28. The valuation methods used above differ from those used in the Summary Compensation Table.

(2)	Performance shares represent equity awards to senior management which are tied to 2017-2019 growth in net income margin relative to the diversified financial services index of the S&P 500 and total shareholder return relative to the S&P 500.

(3)	In 2016, 1,543 employees below the level of executive officer received equity awards.

REQUIRED VOTE

This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

28	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 7—Election of Class B-1, Class B-2 and Class B-3 Directors

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director. Each Class B director’s term will last until the 2018 annual meeting and until his or her successor is duly elected and qualified.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS SHOULD VOTE ON THE ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS.

If you own more than one share of Class B-1, Class B-2 or Class B-3 common stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.

CLASS B DIRECTOR NOMINEES

Ages of the nominees are as of March 29, 2017, and the nominee’s trading badge symbol is shown in parenthesis.

CLASS B-1 DIRECTOR NOMINEES (Class B-1 Shares only)

Vote “FOR” up to three nominees to be elected to the board of directors.

Jeffrey M. Bernacchi (JMB) Director since: 2009 Age: 58

Mr. Bernacchi, a CME, CBOT, and NYMEX member, is an active independent trader of our markets and has been President and owner of JMB Trading Corp. since 1980 and managing member of Celeritas Capital, LLC since 2008. He serves on our risk and audit committees. He has participated in numerous risk management educational programs and as a long time market participant has significant market risk management experience. Mr. Bernacchi is a member of the Federal Reserve Bank of Chicago’s Working Group on Financial Markets, PRMIA (Professional Risk Managers’ International Association), and ISACA, formerly known as the Information Systems Audit and Control Association. Mr. Bernacchi is also a member of Hyde Park Angels, a leading Chicago-based angel investment group, and serves as an independent board member of Prism Analytical Technologies, a private company providing leading air testing technologies.

Gedon Hertshten (GHF) Director since: n/a Age: 64

Mr. Hertshten started his career in the derivatives industry as an independent floor trader at the CBOT in 1978 and has been involved in the industry ever since. Following his successful trading career on various exchanges, he founded GH Financials Ltd. in 1993 in London, which operates two subsidiaries located in Chicago and Hong Kong. GH Financials is now a leading global provider of clearing and settlement services and is a clearing member of CME, CBOT, NYMEX and COMEX as well as other exchanges around the globe. Mr. Hertshten served on the board of directors of the LIFFE exchange in London from 1997 to 2005. In 2005, Mr. Hertshten founded the Hertshten Group, which is a growing global company with more than 600 employees involved in three areas: proprietary trading; commercial real estate investments, and insurance business. Today, Mr. Hertshten focuses on expanding the Hertshten Group’s global reach and developing new business ventures.

William W. Hobert (WH) Director since: 2015 Age: 53

Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc. which is currently a member of WH Trading, LLC.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	29

ITEM 7—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

Douglas M. Monieson (DMON) Director since: n/a Age: 51

Mr. Monieson has been a member and active futures trader on CME for 25 years. He is a member of CME, CBOT, NYMEX and COMEX. He serves on our political action and pit supervision committees. Mr. Monieson is a founding member of the NASDAQ 100 pit and served as the pit vice-chairman from 1997-2001. Mr. Monieson is an active fintech angel investor and Chairman Emeritus and board member of Hyde Park Angels, a leading Chicago-based angel investment group. Mr. Monieson has extensive board experience in nominating, compensation and audit and serves on the board of several venture backed companies. Through Hyde Park Angels, he has worked with CME Ventures, the CME Group Foundation and the Futures Industry Association to identify and showcase new and disruptive technology affecting our industry. Mr. Monieson serves on the Advisory Board of the University of Chicago Polksy Center for Entrepreneurship and on the Advisory Board of Top Step Trader, a Chicago based firm that is identifying new futures traders and bringing retail business to CME.

Howard J. Siegel (EGLE) Director since: 2000 Age: 60

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade electronically in our agricultural product suite. Mr. Siegel is the secretary and treasurer of the CME Group Foundation. He also serves on our risk committee and co-chairs our clearing house risk committee.

VOTE REQUIRED

The three nominees for Class B-1 director receiving the highest number of “FOR” votes will be elected.

30	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 7—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

CLASS B-2 DIRECTOR NOMINEES (Class B-2 shares only)

Vote “FOR” up to two nominees to be elected to the board of directors.

Patrick W. Maloney (PAT) Director since: n/a Age: 55

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar option pit from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994-1995, booth space committee 1992-1996 and floor practices committee 1995-1997. Mr. Maloney currently serves on our political action committee.

Ronald A. Pankau (PAN) Director since: 2011 Age: 60

Mr. Pankau has been an independent trader since 1981. He serves as the treasurer and secretary of our political action committee. He also is a member of our finance, executive and risk committees. He has participated in numerous risk management educational programs and as a long time market participant has significant market risk management experience. Mr. Pankau also serves on our business conduct and pit supervision committees. He is the owner and CEO of JH Best and Sons, a steel fabricating plant.

David J. Wescott (COT) Director since: 2003 1989-1996 Age: 60

Mr. Wescott has been a member of CME for more than 30 years. He is a founder of TradeForecaster Global Markets, an algorithmic trading and technology company. He is also a founder and partner in Nirvana Technology Solutions, a hosting company for the trading community through data center co-location, technology consulting, and 24-hour technology support. He has served as President of The Wescott Group LTD since 1991 and Managing Partner of The Dowd/Wescott Group LTD since 2006. Mr. Wescott has served, chaired, vice chaired, or co-chaired on several board and functional committees at CME and served as a past member of the CFTC Regulatory Coordination Advisory Committee under former Chairwoman Wendy Gramm. Mr. Wescott also devotes significant time to individual business opportunities.

VOTE REQUIRED

The two nominees for Class B-2 director receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	31

ITEM 7—Election of Class B-1, Class B-2 and Class B-3 Directors (Continued)

CLASS B-3 DIRECTOR NOMINEES (Class B-3 shares only)

The Class B-3 Nominating Committee nominated Ms. Cook and another candidate for the position of Class B-3 director. Subsequent to the nomination, the other candidate sold his membership, making him no longer eligible to serve as a Class B director. Therefore, Ms. Cook is the sole nominee for Class B-3 director.

Vote “FOR” one nominee to be elected to the board of directors.

Elizabeth A. Cook (LZY) Director since: 2015 Age: 56

Ms. Cook has been a member of CME since 1983. She is founder and sole owner of MiCat Group LLC, a trading firm specializing in option execution services with a focus on equities, FX and interest rates. During her 38-year career at CME, Ms. Cook has actively participated in our committees, including serving on the risk, arbitration (co-chair), floor conduct (co-chair), political action and business conduct committees. She also serves on the board of the CME gratuity fund and has served as a panel member on our board of appeals. As a long time market participant and through her ownership of three brokerage firms, she has significant market risk management experience. Ms. Cook also serves as president of Lucky Star LLC, a commercial property management company. She also volunteers for The ALS Association, Honor Flight Chicago and The Navy Seal Foundation.

VOTE REQUIRED

The nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

32	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 8—Election of Class B-1, Class B-2 and Class B-3 Nominating Committees

Our bylaws provide that holders of our Class B-1, Class B-2 and Class B-3 shares elect the members of their respective Class B nominating committees. The Class B nominating committees are not committees of our board of directors and serve only to nominate the slate of Class B directors for their respective classes. Each Class B nominating committee is composed of five members who serve for a term of one year. The existing members are responsible for selecting up to 10 candidates to stand for election as members of a particular Class B nominating committee. The five nominees with the greatest number of votes will serve on the applicable committee. Ages of the nominees are as of March 29, 2017.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS SHOULD VOTE ON THE ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES.

NOMINEES FOR 2017 CLASS B-1 NOMINATING COMMITTEE

Vote “FOR” up to five nominees to be elected to the Class B-1 Nominating Committee.

J. Michael Crouch (MCX), 66

Mr. Crouch has been a member of CME since 1979. Over his trading career, he has been a broker, floor trader, electronic trader and local. Mr. Crouch trades through Kottke Associates Inc. and participates in the CME agriculture, CBOT grains and NYMEX energy markets. For 29 years, Mr. Crouch was one of three principals at Kottke Associates, LLC. Kottke was an active proprietary trader on all CME Group exchanges. Mr. Crouch has served on a variety of CME, CBOT and futures industry committees. He owns one CME membership.

Thomas A. Bentley (TAB), 61

Mr. Bentley has been a member of CME since 1981. Over his trading career, he has been a floor broker in live cattle since 1981 and a floor trader. Mr. Bentley trades through RCG Group and participates in the CME agriculture/live cattle markets. He also has participated in the Eurodollar and S&P futures markets. Mr. Bentley served as a member of the CME board of directors for two years and has served on many CME exchange committees, including arbitration, nominating and membership. He owns one CME membership.

Bradley S. Glass (BRAD), 52

Mr. Glass has been a member of CME since 1987. Over his 30-year trading career, he has been a local floor trader in many markets, including currencies, Eurodollar, NASDAQ, pork bellies and lean hogs. He specializes in back months and spread market making for many futures products and has recently transitioned to the screen. Mr. Glass currently trades through Dorman Trading and participates in the CME agriculture, equity and interest rate markets. Mr. Glass has served on numerous CME exchange committees, including clearing house operations, membership and arbitration. He owns one CME membership.

Joseph H. Gressel (GPC), 67

Mr. Gressel has been a member of CME since 1976. Mr. Gressel trades through Gressel Produce & Commodities LLC. Over his trading career, he has been an electronic trader participating in the precious metals, CME agriculture and S&P markets. Mr. Gressel is the Chairman of Gressel Produce, engaging in electronic market making—mainly in dairy. He also is involved in precious metals trading of both futures and options. Mr. Gressel owns one CME membership and two GEM memberships.

Mark S. Kobilca (HTR), 62

Mr. Kobilca has been a member of CME since 1979. Over his trading career, he has been a trader, order filler and local trader on the floor. Mr. Kobilca trades through Dowd Wescott and currently participates in the live cattle, feeder cattle, lean hogs markets and also trades options on the meats. He owns one CME membership and one GEM membership.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	33

ITEM 8—Election of Class B-1, Class B-2 and Class B-3 Nominating Committees (Continued)

Gary T. Lark (GTX), 65

Mr. Lark has been a member of CME since 1977. During the last five years, his primary business was trading commodity futures (mostly agriculture products), working with commercial accounts and managing outside accounts. Mr. Lark trades through Phillip Capital and participates in the live cattle, feeder cattle and bonds markets. Mr. Lark has served on the business conduct, probable cause, live cattle and live cattle pit committees. He owns one CME membership.

W. Winfred (Fred) Moore II (FMOR), 67

Mr. Moore has been a member of CME since 1977. During his trading career, his primary business has been trading futures and options in agricultural commodities for his own account. Mr. Moore also facilitates commercial customer business in live cattle and feeder cattle with an emphasis in the options market. He has been a broker, floor trader, electronic trader and local trader. He trades through F-Mor, Inc. and participates in the live cattle, feeder cattle and hogs markets. He has served on the live cattle committee and business conduct committee and as chairman of the feeder cattle committee. He owns one CME membership.

Michael J. Small (SML), 56

Mr. Small has been a member of CME since 1985. Over his trading career, he has been an order filler in the 2nd option live cattle pit. Mr. Small trades through FC Stone and Trean and participates in the CME agriculture markets. Mr. Small has served on the live cattle futures pit committee and the CME/CBOT floor conduct committee. He owns one CME membership.

Michael G. Sundermeier (MIK), 57

Mr. Sundermeier has been a member since 1981. During his trading career, he was a broker, floor trader, electronic trader and local. Mr. Sundermeier retired from professional trading in 2011. His current primary business is part owner of a Culvers restaurant in Fort Mill, South Carolina and general stock investing. He trades agriculture futures and options on futures. Mr. Sundermeier served on the pit and live cattle committees. He owns one CME membership.

Robert J. Tierney Jr. (QZF), 41

Mr. Tierney has been a member since 1999. He co-founded and co-owns AlphaBit Trading, LLC, a 106J member firm that is an active participant in all CME Group markets. The firm prides itself in mentoring and hiring new college graduates each year. Mr. Tierney actively trades all CME Group fixed income products and most agricultural products. He has served on the CME business conduct and probable cause committees since 2012. Mr. Tierney owns one CME membership, two IOM memberships and one GEM membership.

VOTE REQUIRED

The five nominees for the Class B-1 nominating committee receiving the highest number of “FOR” votes will be elected.

34	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 8—Election of Class B-1, Class B-2 and Class B-3 Nominating Committees (Continued)

NOMINEES FOR 2017 CLASS B-2 NOMINATING COMMITTEE

Vote “FOR” up to five nominees to be elected to the Class B-2 Nominating Committee.

Frank Catizone (FDC), 58

Mr. Catizone has been a member of CME since 1986. During his trading career, he was a floor broker in the Eurodollar quadrant and an electronic trader. Mr. Catizone currently trades through Dowd Wescott and participates in the Eurodollar and S&P mini products. He has served on the LIBOR pit committee for 10 years. He owns one IMM membership.

Richard J. Duran (RJD), 68

Mr. Duran has been a member of CME since 1979. Over his trading career, he has been an active trader, speculator and investor. He currently trades through Mocho Trading, a high frequency trading group. Mr. Duran was previously a trader and broker on the exchange floor and a partner in a clearing firm. He has served on numerous CME exchange committees, including the nominating and membership committees. He owns one IMM membership.

Yra G. Harris (YRA), 63

Mr. Harris has been a member of CME since 1977. During his trading career, he has been actively trading for his personal account as well as a blogger and consultant on industry matters. He currently participates in currencies, metals and all interest rate markets. Mr. Harris was previously a local and electronic trader as well as a floor trader and broker. He currently trades through Shepard International. Mr. Harris previously served as a member of the CME board of directors for six years and chaired many CME committees. In addition, he was a member of many CME exchange committees, including strategic planning, CME GLOBEX and business conduct. He owns one IMM membership.

Patrick J. Lahey (XDE), 38

Mr. Lahey has been a member of CME since 2015 and a member of CBOT since 2013. He was previously a member of CME from 2002 to 2003. During his trading career, he has been a senior trader and partner in WH Trading’s Chicago office where he chairs the firm’s risk and futures committees. Mr. Lahey was previously the managing director of the WH Trading London office. He currently participates in the CME FX, interest rates and agriculture markets. Mr. Lahey is an electronic proprietary trader. He is the recognized owner of one IMM membership.

Patrick J. Mulchrone (PJM), 59

Mr. Mulchrone has been a member of CME since 1980. During his trading career, he has been a self-employed partner and electronic trader at Advantage Futures. He currently trades through Advantage Futures, LLC and participates in the currencies, Eurodollar and treasuries markets. Mr. Mulchrone has served on many CME exchange committees over the past 30 years, including the disciplinary and nominating committees and is a former member of the CME board. He owns one CME membership, one IMM membership, one IOM membership and one GEM membership.

Stuart A. Unger (UNG), 69

Mr. Unger has been a member of CME since 1975. During his trading career, he has developed and promoted futures business through Price Futures Group which consists of brokers, branch offices and GIBs (Guaranteed Introducing Brokers). This business includes the futures industry worldwide with coordination targeting agriculture business, speculative, commercial and hedging type business. Mr. Unger has been a broker, floor trader and local. He currently trades through Price Futures Group. Mr. Unger participates in the cattle, Eurodollar and LIBOR markets. Mr. Unger has served on many CME exchange committees, including the nominating, floor practice and LIBOR pit committees. He owns one IMM membership.

Gregory J. Veselica (GV), 62

Mr. Veselica has been a member since 1979. During his trading career, he has served as a managing director of Buttonwood Trading LLC, trading manager and independent trader. Mr. Veselica is a local and electronic trader. He currently trades through PNT Financial LLC. Mr. Veselica participates in the Eurodollar futures and NYMEX energy futures markets. Over the span of 30 years, he has participated in many different CME exchange committees, including pit supervision, probable cause, Globex and product development. Mr. Veselica has served on the Class B-2 nominating committee for five years. He owns one IMM membership.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	35

ITEM 8—Election of Class B-1, Class B-2 and Class B-3 Nominating Committees (Continued)

Barry D. Ward (BDW), 53

Mr. Ward has been a member of CME since 1990. During his trading career, he has traded for his personal account and was involved with proprietary trading groups as both an equity owner and as a trader. Mr. Ward is a Managing Director at TJM Holdings, LLC. He currently participates in the Eurodollar futures and E-Mini S&P markets. Mr. Ward has served on the nominating and pit committees and was Pit Vice Chairman from 1998-2004. He owns one IMM membership.

James J. Zellinger (JZZ), 71

Mr. Zellinger has been a member of CME since 2015. He has 52 years of experience in all phases of the futures industry—operations, trading, risk and sales—30 of them at the executive level. Mr. Zellinger is presently Senior Vice President of Wedbush, a futures commission merchant and securities broker dealer. Mr. Zellinger is a former General Partner of Hennessey and Associates and former Vice President of Operations at Globex Corporation, where he was instrumental in setting procedures still in effect at CME’s Global Command Center. In addition to holding executive positions at Merrill Lynch, TransMarket, and Advantage Futures, Mr. Zellinger has served on numerous operations related exchange committees. He is currently a member of the business conduct committee. He owns one IMM membership.

VOTE REQUIRED

The five nominees for the Class B-2 nominating committee receiving the highest number of “FOR” votes will be elected.

36	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

ITEM 8—Election of Class B-1, Class B-2 and Class B-3 Nominating Committees (Continued)

NOMINEES FOR 2017 CLASS B-3 NOMINATING COMMITTEE

Vote “FOR” up to five nominees to be elected to the Class B-3 Nominating Committee.

John F. Connors (CON), 47

Mr. Connors has been a member of CME since 2010. During his trading career, he has been a floor trader in the cattle, hog, feeder cattle and lumber options. He is the owner of PJ Trading LLC. He has served on the agricultural option pit committee for two years. Mr. Connors owns one IOM membership.

Bryan P. Cooley (COOL), 57

Mr. Cooley has been a member of CME since 1994. During his trading career, he has been a broker and order filler. He currently participates in the equities markets. Mr. Cooley has been a member of the our political action committee for five years and has also served on the nominating and arbitration committees. He owns one IOM membership.

Joel P. Glickman (GLK), 61

Mr. Glickman has been a member of CME since 1983. He has 15 years of experience as a floor broker in the S&P and 24 years of experience as a local trader on Globex. Mr. Glickman is the principal of an electronic trading group trading primarily E-mini S&P and 5- and 10-year treasury notes. He has served on numerous exchange committees. Mr. Glickman owns one IOM membership.

Spencer K. Hauptman (SPNC), 38

Mr. Hauptman has been a member of CME since 2002. Since May 2009, he has been a partner at Apex Brokerage Group, a brokerage group that executes customer orders in the Eurodollar options pit. He clears through Shatkin Arbor. Mr. Hauptman owns one IOM membership.

Kevin P. Heaney (FROG), 39

Mr. Heaney has been a member of CME since 2006. During his trading career, he has been a partner/managing member of Constitution Capital, LLC, a pit execution brokerage firm. He was previously a partner in Optima Options, LLC. Mr. Heaney clears through Constitution Capital and participates in the Eurodollar options pit. Mr. Heaney owns one IOM membership.

Robert J. Kevil (REV), 36

Mr. Kevil has been a member of CME since 2006. During his trading career, he has been a broker in the feeder cattle, live cattle, hog and lumber options pit. He currently works with Rossi Services Inc. Mr. Kevil owns one IOM membership.

Kimberly Marinaro, 48
Ms. Marinaro is a shareholder non-member investor. She owns one IOM membership and one GEM membership.
Thomas G. Rossi (SSI), 53

Mr. Rossi has been a member of CME since 1986. During his trading career, he has executed customer orders in the live cattle option, feeder cattle option and hog option pits. Mr. Rossi currently fills orders in the agriculture options pit. He has served as vice chairman of the live cattle options pit committee since 1998. Mr. Rossi owns one 10M membership.

Paul D. Zirpolo (ZIR), 58

Mr. Zirpolo has been a member of CME since 1987. During his trading career, he has traded Live Cattle futures/options, Lean Hog futures/options and S&P 500 futures/options. Mr. Zirpolo trades through Trean Group. Mr. Zirpolo has been a floor trader, electronic trader and local. He owns one CME membership and one IOM membership.

VOTE REQUIRED

The five nominees for the Class B-3 nominating committee receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	37

Compensation Committee Matters

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

OUR COMPENSATION COMMITTEE PROVIDES OVERSIGHT OF OUR COMPENSATION PROGRAM FOR OUR SENIOR MANAGEMENT GROUP

The compensation committee is composed of seven independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Chairman and Chief Executive Officer and the other members of our management team), to review and recommend compensation arrangements for the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.

There were six meetings of the committee in 2016. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.

THE COMMITTEE CONSIDERS THE RECOMMENDATIONS OF OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN APPROVING COMPENSATION FOR OUR EXECUTIVE OFFICERS

The committee is solely responsible for approving the compensation of our executive officers. The committee, however, takes into consideration the recommendations of our Chairman and Chief Executive Officer in approving compensation for executive officers other than himself.

THE COMMITTEE DELEGATES AUTHORITY TO OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER ON A LIMITED BASIS SUBJECT TO PRE-ESTABLISHED CRITERIA

Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the individual in the role of Chief Executive Officer to approve salary increases, equity awards and annual cash bonus awards for employees other than the executive officers. The committee reviews annual reports on the use of such delegation.

OUR PROGRAM IS DESIGNED TO CREATE LONG-TERM SHAREHOLDER VALUE WHILE DISCOURAGING EXCESSIVE RISK TAKING

We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to create appropriate incentive for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 40, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:

•	We utilize a mix of both fixed and variable compensation. Our fixed pay is intended to provide a stable income.

•

A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.

•

Our annual cash bonus plan for our senior management group and other senior employees as currently in effect will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.

38	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Committee Matters (Continued)

•	We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.

•

All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk taking.

•

We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being the achievement of the related performance metric was less than previously reported.

•

We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.

•

As discussed below, the committee engages its independent compensation consultant to advise on executive compensation best practices and to provide counsel as it considers executive compensation programs and arrangements, as it deems appropriate.

OUR COMPENSATION COMMITTEE HAS ITS OWN INDEPENDENT COMPENSATION CONSULTANT

The committee has engaged Meridian Compensation Partners, LLC to serve as its independent advisor. During 2016, Meridian advised the committee regarding the revised employment agreement with our Chairman and Chief Executive Officer, the compensation package for our President and executive severance and retention practices. Meridian also provided information on trends in executive compensation as well as general executive compensation advice. In late 2016, Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates provided legal counsel regarding the revised employment agreement with our Chairman and Chief Executive Officer, the retirement agreement with our former Chief Executive Officer and the severance protection agreements entered into with certain executive officers.

Management also engages its own consultants to provide advice as it relates to compensation programs. Specifically in 2016, management engaged Exequity LLP to provide information on executive compensation practices and technical guidance on executive compensation matters. Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.

The committee has assessed the independence of the advisors it engaged in 2016 relative to the factors identified by the SEC and NASDAQ.

OUR COMPENSATION COMMITTEE IS COMPOSED OF INDEPENDENT MEMBERS WITH LIMITED RELATIONSHIPS WITH THE COMPANY—COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2016, none of the members of the compensation committee served at any time as an officer or employee of CME Group or received any compensation from us other than in his capacity as a member of the board or a committee thereof or compensation for service on the board of one of our wholly-owned subsidiaries. Except as described below regarding Mr. Shepard, none of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges or as an employee of one of our clearing or member firms. Mr. Shepard owns a minority interest in one of our clearing firms, which made net payments to us of approximately $108 million, and he owns a minority interest in a trading firm that made indirect payments to us through its clearing firm in excess of $120,000 in connection with trading activity conducted on our exchanges in 2016. Such fees are consistent with those prevailing at the time for corresponding activity by other similarly situated unrelated third parties. No member of the compensation committee is, or was during 2016, an executive officer of another entity, one of whose board or compensation committee members served as an executive officer of the Company.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	39

Compensation Discussion and Analysis

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our management team. These individuals along with our named executive officers are referred to as our senior management group.

KEY TOPICS COVERED IN OUR COMPENSATION DISCUSSION AND ANALYSIS

•	Opportunity for Shareholder Feedback, below

•	Executive Summary, page 41

•	Chief Executive Officer Total Pay vs. Performance, page 44

•	Philosophy and Objectives, page 45

•	Peer Group, page 47

•	Principal Elements of our Compensation Program, page 48

•	2016 Named Executive Officer Bonus Awards, page 50

•	2016 Named Executive Officer Equity Awards, page 52

•	Stock Ownership Guidelines, Hedging Policy, Tally Sheets and Recoupment Policy, page 55

2016 NAMED EXECUTIVE OFFICERS
Terrence A. Duffy, Chairman and Chief Executive Officer
John W. Pietrowicz, Chief Financial Officer
Bryan T. Durkin, President
Kimberly S. Taylor, President Clearing and Post-trade Services
Sean P. Tully, Global Head of Financial and OTC Products
Phupinder S. Gill, Former Chief Executive Officer

For the biographies of our currently serving named executive officers and our other executive officers, please see Item 1. Business—Employees—Executive Officers beginning on page 14 of our 2016 Annual Report on Form 10-K, filed with the SEC on February 27, 2017.

Opportunity for shareholder feedback

The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. We believe the changes made in recent years to enhance the performance orientation of our program have been well received by shareholders, as evidenced by our “say-on-pay” vote results.

At our 2016 annual meeting of shareholders, approximately 96% of shareholders voted FOR the approval of our non-binding advisory vote approving the compensation of our named executive officers. In accordance with SEC requirements, this year we are seeking a shareholder advisory vote to determine the frequency of our future advisory say-on-pay votes in accordance with applicable SEC rules. We recommend that shareholders vote for annual advisory votes.

Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 13 of this proxy statement.

You should read this section in conjunction with the advisory vote we are conducting on the compensation of our named executive officers under Item 3 on page 20 as it contains information that is relevant to your voting decision.

40	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

EXECUTIVE SUMMARY

Our business

CME Group is where the world comes to manage risk. Through its exchanges, CME Group offers the widest range of global benchmark products across all major asset classes, including futures and options based on interest rates, equity indexes, foreign exchange, energy, agricultural products and metals. CME Group provides electronic trading globally on its CME Globex platform. The Company also offers clearing and settlement services across asset classes for exchange-traded and over-the-counter derivatives. CME Group’s products and services are designed to provide businesses around the world with the means to effectively manage risk. We also provide hosting, connectivity and customer support for electronic trading through our co-location services. Our CME Direct platform offers side-by-side trading of exchange-listed and privately negotiated markets. We provide clearing and settlement services for exchange-traded contracts, as well as for cleared swaps, and provide regulatory reporting solutions for market participants through our global repository services in the United States, United Kingdom, Canada and Australia. Finally, we offer a wide range of market data services—including live quotes, delayed quotes, market reports and a comprehensive historical data service.

For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2016 Annual Report and the business highlights in the Summary Information on page 1.

2016 compensation highlights for our named executive officers

The compensation committee took the following compensation actions with respect to our named executive officers during 2016 or related to 2016 performance:

•	Awarded base pay increases to certain named executive officers to better align their compensation to market competitive levels as described on page 49.

•

Awarded bonuses to our named executive officers based on our achievement of 2016 cash earnings at 105.8% of the target goal as described beginning on page 50. For 2016, we set a cash earnings goal that required significant effort on behalf of our management.

•

Certified results for the September 2013 award of performance shares based on actual cash earnings growth on a per share basis and total shareholder return relative to the S&P 500 (2014 -2016). Due to outstanding achievement against both goals, 200% of the target number of shares were earned and became vested in March 2017 as described on page 53.

•

Awarded performance-granted restricted shares to Mr. Duffy based on the Company’s 2016 relative total shareholder return achievement at the 85th percentile of the S&P 500. This award is time-vested and the number of shares subject to the award was determined based on the achievement of the performance targets, valued at 50% of his base salary and granted in March 2017. The performance-granted restricted shares are described on page 53.

•

Increased the equity award target opportunities for our named executive officers for September 2016 awards to enable longer-term retention while also increasing the focus on longer-term value creation. The 2016 equity awards were comprised of 50% time-vested restricted stock and 50% performance shares, as described on page 51.

•

Awarded performance shares to our senior management group in September 2016 with goals tied to our growth in net income margin as compared to the diversified financial services index of the S&P 500 and total shareholder return as compared to the S&P 500 measured over a three-year period (2017-2019), as described on page 52.

•

In 2016, 50% of target total compensation for our named executive officers was considered performance-based, as it was directly tied to cash earnings, relative net income margin growth or relative stock performance goals.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	41

Compensation Discussion and Analysis (Continued)

In November 2016, we announced that Mr. Gill, our Chief Executive Officer since 2012, had informed the board that he intended to retire from the Company at the end of 2016. At the request of the board, Mr. Duffy assumed the expanded role of Chairman and Chief Executive Officer and Mr. Durkin assumed the role of President. In connection with this leadership transition, the board or compensation committee undertook the following compensation-related actions:

•	Entered into a retirement agreement with Mr. Gill, governing his retirement from the Company. The details of the retirement agreement can be found on page 45.

•

Entered into a revised employment agreement with Mr. Duffy in recognition of his expanded role as Chairman and Chief Executive Officer. The details of the revised employment agreement for Mr. Duffy can be found beginning on page 66.

•	Approved changes to Mr. Durkin’s compensation in light of his new responsibilities as President. The details of the changes to base salary and target bonus opportunity can be found on pages 49 and 51.

•

Approved enhancements to the severance benefits offered to our named executive officers, excluding Mr. Duffy, in order to ensure post-employment benefits align with competitive practice and strengthen leadership continuity during organizational change. The details of these severance protection agreements can be found on page 67.

Key elements of the program are designed to ensure pay for performance

Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with performance and position the Company for creating long-term shareholder value including:

•

Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no bonuses would be paid to our senior management group. The bonus opportunities for our named executive officers are set forth on page 50. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.

•

The aggregate amount of our bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.

•

In addition to verifying the annual achievement of cash earnings for purposes of our bonus program, our compensation committee also considers other elements of our performance, such as our net income, total shareholder return, earnings per share and return on equity, as appropriate.

•

Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with growth in net income margin relative to the diversified financial services index of the S&P 500 and total shareholder return relative to the S&P 500 as the performance metrics. These performance metrics, when combined with the cash earnings performance metric in our annual bonus plan, focus our senior management group on financial and operational measures of success and shareholder results. The annual equity award opportunities for our named executive officers are set forth on page 52.

•	Our senior management group is subject to stock ownership guidelines as discussed on page 55.

•

To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.

42	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

Overview of pay and performance alignment

One of the guiding principles of our compensation program is to focus on achievement that benefits us and our shareholders. In support of that objective, a significant portion of the pay package for our named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.

The following graphic depicts the alignment of the total pay of the individual serving as Chief Executive Officer at the end of the applicable year with our total shareholder return and cash earnings achievement for each of the last five years (Mr. Gill for 2012 - 2015 and Mr. Duffy for 2016). Total shareholder return (TSR) is shown on a year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2012 and its performance is tracked through December 31, 2016.

Chief Executive Officer pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of stock option, restricted stock, and performance share awards which are included as follows:

•

The value of stock option awards is shown as (1) the value realized at exercise for any options exercised during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding, in-the-money stock options at year end measured as the difference between our stock price at year end minus the option exercise price.

•

The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured using our stock price at year end.

•

The value of performance share awards is shown as (1) the value realized on vesting for any earned shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the market value of the shares actually earned at the completion of the performance period but have not yet vested, as reported in the Outstanding Equity Awards at Fiscal Year End table, and as certified by the committee based on achievement of the performance goals.

While the Summary Compensation Table discloses the fair value of stock option, restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel those values do not reflect the value actually received as a result of actual stock and financial performance. We believe the value of stock option, restricted stock and performance share awards as shown in this section better reflects the true alignment of our Chief Executive Officer’s pay with our stock performance. As the graphic shows, our Chief Executive Officer’s total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	43

Compensation Discussion and Analysis (Continued)

On balance, Chief Executive Officer pay shows alignment with both stock performance and cash earnings given the focus on these measures in our incentive opportunities.

Chief Executive Officer Total Pay

	2012	2013	2014	2015	2016
Summary Compensation Table
Salary	$937,692	$1,000,000	$1,000,000	$1,000,000	$1,500,000
Non-Equity Incentive Plan Compensation	$609,047	$1,106,564	$1,176,000	$1,599,309	$2,898,443
Change in Pension Value	$66,481	$—	$71,395	$24,903	$36,555
All Other Compensation	$153,094	$146,073	$175,103	$229,541	$343,641
Option Exercises and Stock Vested
Option Awards: Value Realized on Exercise	$—	$2,054,210	$3,564,950	$1,876,521	$655,385
Restricted Stock Awards: Value Realized on Vesting	$609,212	$1,072,870	$1,091,866	$1,350,293	$1,803,676
Performance Stock Awards: Value Realized on Vesting	$—	$83,976	$100,229	$128,784	$3,753,218
Total Actual Pay	$2,375,526	$5,463,693	$7,179,543	$6,209,351	$10,990,918
Outstanding Equity Awards at Fiscal Year End(1)
Option Awards: Unrealized Gain	$3,500,295	$6,505,734	$3,735,145	$2,556,803	$—
Restricted Stock Awards: Market Value of Shares That Have Not Vested	$1,849,455	$2,647,633	$3,181,560	$2,917,139	$5,092,356
Performance Stock Awards: Market Value of Performance Shares Earned but Not Vested	$269,564	$313,055	$235,809	$2,812,768	$3,517,714
Performance Stock Awards: Value of Performance-based Restricted Stock Earned but Granted after Year-End	$—	$250,000	$—	$—	$750,000
Total Unrealized Value of Outstanding Equity Awards(1)	$5,619,314	$9,716,422	$7,152,514	$8,286,710	$9,360,070
Percent Change in Total Unrealized Value of Outstanding Equity Awards	—%	73%	(26)%	16%	13%
Change in Total Unrealized Value of Outstanding Equity Awards	$—	$4,097,108	$(2,563,908)	$1,134,196	$1,073,360
Chief Executive Officer	Gill	Gill	Gill	Gill	Duffy

(1)

These values do not reflect compensation delivered each year but rather a snapshot of the value of all unexercised stock options, unvested restricted shares, and unvested but earned performance shares as of each year end. The type of equity award granted impacts the timeframe for realizing the value: stock options may

44	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

be outstanding for up to 10 years given the 10-year option term, restricted shares may be outstanding for up to four years given the four-year vesting schedule, and performance shares, which have been tied to either a one- or three-year performance period, are included as outstanding only when they are deemed earned at the completion of the performance period. Stock options and restricted stock are included in each year-end snapshot until the year in which the option is exercised or the restricted shares vest, at which point the actual value received is reported in the Total Actual Pay section above. In 2012, we began granting performance shares tied to a three-year performance period and time-vested restricted stock to our senior management group and ceased granting stock options.

GILL RETIREMENT AGREEMENT AND 2016 COMPENSATION

In February 2017, we entered into a retirement agreement with Mr. Gill, our former Chief Executive Officer, governing his retirement from the Company and resignation from the board on December 31, 2016. Pursuant to the agreement, Mr. Gill received a retirement payment equal to two-times his annual base salary. Also in accordance with his retirement agreement, Mr. Gill’s outstanding time-vesting equity awards issued after November 11, 2015 became fully vested and performance share awards issued after November 11, 2015 remained eligible to vest and will vest or be forfeited based on actual performance results. The retirement payment and the vesting of equity awards were in consideration for Mr. Gill’s release of claims in favor of the Company.

Prior to his retirement, Mr. Gill was compensated in accordance with his employment agreement and other benefits consistent with those provided to members of senior management. The details of the agreement relating to Mr. Gill’s employment can be found on page 66. Mr. Gill’s base salary for 2016 was $1,250,000, as outlined in his employment agreement. In accordance with the change in the annual equity target opportunity for our senior management group from 250% to 300% of base salary, Mr. Gill’s annual equity award granted in September 2016 had a value of 300% of his base salary, as described on page 51. Mr. Gill did not receive a bonus payment in respect of fiscal year 2016.

Under the terms of the employment agreement, on December 31, 2016, Mr. Gill’s outstanding time-vesting equity awards issued between August 5, 2009 and November 11, 2015, became fully vested and performance share awards issued between August 5, 2009 and November 11, 2015 remained eligible to vest and will vest or be forfeited based on actual performance results. The vesting of equity awards was subject to Mr. Gill’s release of claims in favor of the Company. In addition, with his termination from the Company, he became entitled to 48 months of continued medical coverage. Mr. Gill’s restrictive covenants with the Company under his employment agreement will continue to apply following his retirement in accordance with their terms, as described on page 66.

PHILOSOPHY AND OBJECTIVES OF OUR COMPENSATION PROGRAM

The elements of our executive compensation program are designed to:

•

Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.

•

Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.

•	Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain the best talent.

•

Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	45

Compensation Discussion and Analysis (Continued)

Our program is designed to be consistent with best practices

The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:

•

We tie pay to performance. In 2016, approximately 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings, relative net income margin growth or relative total shareholder return performance goals.

•	We set objective targets tied to company performance for our cash bonus that must be met at the threshold level in order to fund the bonus pool.

•	We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

•	We have reasonable post-employment and change of control provisions.

•

We use employment contracts on a limited basis. Contracts are generally structured to include a three- to five-year term, do not provide for excessive severance payments or include “golden parachute” tax gross ups.

•	We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives’ interests are linked to those of our shareholders.

•	We provide only modest perquisites.

•	Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.

USE OF COMPETITIVE DATA AND COMPARISON PRACTICES

Benchmarking practices

We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.

We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.

We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay, we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee, within its discretion, may make alterations based on its evaluation of the benchmarking data, as it deems appropriate, to ensure that our senior management compensation is performance-based and competitive in nature.

46	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

CME Group compensation peer group

The following 17 companies served as our peer group for benchmarking our program for our senior management and members of our board of directors in 2016.

Dun & Bradstreet Corp.	Equifax Inc.
Fiserv Inc.	Franklin Resources Inc.
IntercontinentalExchange Inc.	Invesco Ltd.
MasterCard Inc.	Moody’s Corp.
Nasdaq OMX Group Inc.	Northern Trust Corp.
Paychex Inc.	Schwab (Charles) Corp.
S&P Global, Inc.	T. Rowe Price Group Inc.
TD AMERITRADE Holding Corp.	Western Union Co.
Yahoo Inc.

In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group generally range between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of the committee’s annual review of our peer group in 2016, CME Group was positioned at the 24th percentile of the peer group on revenue and at the 83rd percentile on market capitalization.

Comparison of Chief Executive Officer pay to other named executive officers

The differences between the allocation of compensation of the individual serving in the role of Chief Executive Officer and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the individual serving in the role of Chief Executive Officer or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

Role of individual performance in the program

While consideration of compensation data to ensure that our compensation is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:

•

Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.

•

Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.

•

Individual performance and the achievement of specific goals is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	47

Compensation Discussion and Analysis (Continued)

PRINCIPAL ELEMENTS OF OUR COMPENSATION PROGRAM

The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail
Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive fairly based upon their job duties and level of responsibility.	Summary Compensation Table on page 58 under “Salary” and described on page 49.
Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.	Summary Compensation Table under “Non-Equity Incentive Compensation,” Grants of Plan- Based Awards on page 60 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 49.
Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial/stock performance. Individual awards based on equity opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards,” Grants of Plan-Based Awards under the columns referencing equity awards, Option Exercises and Stock Vested on page 63 and described on page 51.
Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	Summary Compensation Table
under “Change in Pension Value
and Non-Qualified Deferred
Compensation Earnings” and “All
Other Compensation,” Pension
Benefits on page 63 and
Non-Qualified Deferred
Compensation on page 64.
Post-Employment Compensation	Fixed compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change in control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 69 and described on page 54.

We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management who have more direct responsibility for the performance of CME Group should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:

•	Base salary should decrease as a percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.

•

Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.

•	Actual awards of incentive compensation should be closely aligned with the performance of CME Group.

48	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers for 2016 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus(1)	Annual Equity(2)	Other Compensation(3)
16%	18%	53%	13%

(1)	Annual cash bonus is composed of amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

(2)	Annual equity value shown is composed of amounts listed in the Summary Compensation Table under “Stock Awards.”

(3)	Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

Description of each element of compensation

Base pay

We generally target base pay at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

•	The nature and responsibility of the position.

•	The impact, contribution, expertise and experience of the individual.

•	Competitive market information regarding salaries to the extent available and relevant.

•	The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services.

•	Recommendations of the Chairman and Chief Executive Officer (except in the case of his own compensation).

In connection with their November 2015 employment agreements, salary increases were provided for Messrs. Duffy and Gill. Effective January 1, 2016, Mr. Duffy’s base salary increased from $1,250,000 to $1,500,000 and Mr. Gill’s base salary increased from $1,000,000 to $1,250,000. The details of the employment agreements for Messrs. Duffy and Gill (effective until his retirement) can be found beginning on page 66. Effective January 1, 2016, Mr. Tully received a base salary increase from $350,000 to $450,000 to better align his compensation with market levels. Effective January 1, 2017, Mr. Pietrowicz received a base salary increase from $450,000 to $500,000 to better align his compensation with market levels and Mr. Durkin’s salary was increased from $700,000 to $800,000, effective January 1, 2017, in connection with his new responsibilities as President.

Bonus

Our annual bonus program is designed to provide incentives to the named executive officers and other members of senior management to drive annual performance based on our strategic goals as approved by the board. In support of our pay-for-performance philosophy, the bonus plan is only funded when we achieve cash earnings at or above the threshold level. We use cash earnings as our funding metric because we believe it provides a transparent view of CME Group’s performance during the year. Cash earnings is also the metric used in our dividend policy, which provides that our dividend target for our regular quarterly dividends is set at approximately 50% to 60% of the prior year’s cash earnings.

On an annual basis, the cash earnings target is approved by our compensation committee. The cash earnings target is established to motivate our named executive officers toward operational excellence and superior financial performance and is designed to be challenging to meet, while remaining achievable with concentrated effort and focus. Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 75% of the target performance goal for 2016. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 120% of the established target goal. It is anticipated that the achievement of the maximum level of cash earnings would be exceptional, requiring extraordinary effort on the part of our senior management.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	49

Compensation Discussion and Analysis (Continued)

Our cash earnings are calculated using the following formula for the purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income

+ Depreciation

+ Stock Based Compensation*

+ Amortization on Purchased Intangibles*

- Capital Expenditures

= Cash Earnings

+/- Net Interest Expense*

= Bonus Incentive Plans Cash Earnings

Target as approved by compensation committee

*Adjusted on an after tax basis

The following shows our cash earnings goals and actual achievement for 2016 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$1.184 billion	$1.579 billion	$1.895 billion	$1.670 billion

The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2016, the committee approved adjustments for certain non-performance items, such as deferred tax and foreign exchange fluctuation impacts, consistent with prior practice.

2016 bonus awards

Annual bonus opportunities are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. The committee approved the bonuses for the named executive officers for 2016 based on our achievement of cash earnings and in recognition of the previously discussed accomplishments set forth on page 1.

The table below shows the payout opportunities and actual bonus payments for 2016 as well as a comparison to actual 2015 cash bonuses for the named executive officers.

2016 Named Executive Officer Bonus Awards
Name	Bonus Plan Target as % of Salary	Bonus Plan Target(1)	Bonus Plan Maximum as% of Salary	Bonus Plan Maximum(1)	2016 Annual Bonus as % of Salary	2015 Annual Bonus	2016 Annual Bonus(1)	Percentage Change(2)
Terrence A. Duffy	150%	$2,250,000	300%	$4,500,000	193%	$1,999,136	$2,898,443	45%
John W. Pietrowicz	100%	450,000	200%	900,000	129%	715,839	581,179	(19)
Bryan T. Durkin	100%	700,000	200%	1,400,000	129%	1,119,517	904,056	(19)
Kimberly S. Taylor	100%	700,000	200%	1,400,000	129%	1,119,517	904,056	(19)
Sean P. Tully	100%	450,000	200%	900,000	129%	559,758	579,192	3

(1)	Under the terms of our bonus program, bonus awards are calculated from base salary paid during the applicable plan year.

(2)	Mr. Duffy received an increase in base salary and an increase to his annual bonus target opportunity effective January 1, 2016 as discussed on page 49. Mr. Tully received an increase in base salary effective January 1, 2016 as discussed page 49.

Our 2016 actual annual cash earnings results were 105.8% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at approximately 129% of their individual bonus target opportunities. The bonuses for all named executive officers, other than Mr. Gill, were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee. As a result of his retirement on December 31, 2016, Mr. Gill did not receive a bonus payment with respect to 2016.

50	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

Effective in 2017, Mr. Duffy will have a target bonus opportunity of 175% of his base salary as a result of his revised employment agreement. Mr. Durkin will have a target bonus opportunity of 125% of his base salary in connection with the increased responsibilities related to his role as President. The details of the revised employment agreement for Mr. Duffy can be found beginning on page 66.

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.

Since 2012, the annual equity awards for members of our senior management group have been delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.

Equity grant practices

The following is a summary of our equity grant practices and the role of the committee in approving awards:

•	Our annual equity awards are granted on September 15th or in the event the 15th is not a business day, the closest business day thereto.

•

At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Chairman and Chief Executive Officer using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.

•

The committee has delegated authority to the individual in the role of Chief Executive Officer to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer, within parameters set by the committee. The committee is provided with an annual report on awards granted under such delegated authority.

•

Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance based shares prior to the achievement of performance goals. Dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

Pursuant to their November 2015 employment agreements, the 2016 annual equity award target opportunities for Messrs. Duffy and Gill were increased from 200% of base salary to 300% and 250% of base salary, respectively. Subsequently, in May 2016 the committee approved an increase in the annual equity award target opportunity for all named executive officers, including Mr. Gill, to 300% of base salary, in order to improve longer-term retention with a focus on longer-term value creation. The details of the employment agreements for Messrs. Duffy and Gill (effective until Mr. Gill’s retirement) can be found beginning on page 66.

The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 46, we generally target total compensation in the 50th percentile of our peer group. Through competitive compensation analysis, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.

The committee has the discretion to adjust the annual equity awards to distinguish for individual performance. The annual equity awards for the named executive officers were made at the target levels for 2016 and were comprised of 50% performance shares and 50% time-vested restricted stock.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	51

Compensation Discussion and Analysis (Continued)

The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2016.

2016 Named Executive Officer Equity Awards
Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award(1)
Terrence A. Duffy	300%	$4,500,000	100%	$4,500,000
John W. Pietrowicz	300%	1,350,000	100%	1,350,000
Bryan T. Durkin	300%	2,100,000	100%	2,100,000
Kimberly S. Taylor	300%	2,100,000	100%	2,100,000
Sean P. Tully	300%	1,350,000	100%	1,350,000
Phupinder S. Gill	300%	3,750,000	100%	3,750,000

(1)	The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table.

In connection with Mr. Duffy’s revised employment agreement related to his expanded role as Chairman and Chief Executive Officer, his equity award target opportunity was increased to 350% of base salary effective for 2017. The details of Mr. Duffy’s employment agreement can be found beginning on page 66.

Performance shares tied to 2017-2019 performance

The September 2016 performance share award criteria were divided with 50% based on growth in net income margin relative to the diversified financial services index of the S&P 500 and 50% based on total shareholder return relative to the S&P 500, measured over 2017 through 2019. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metrics:

Relative Net Income Margin Growth Performance % of Target Award Earned				Relative TSR Performance % of Target Award Earned
Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile	Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
0	50%	100%	200%	0	50%	100%	200%

The details of the performance share awards granted in September 2016 tied to 2017-2019 growth in net income margin relative to the diversified financial services index of the S&P 500 and total shareholder return relative to the S&P 500 are as follows:

Annual Performance Shares Awarded in 2016
			Performance Share Payout Opportunity (in Shares)
Name	Award Date	Performance Metric	Threshold	Target	Maximum
Terrence A. Duffy	9/15/2016	2017-2019 Net Income Margin Growth	5,148	10,295	20,590
	9/15/2016	2017-2019 TSR	5,148	10,295	20,590
John W. Pietrowicz	9/15/2016	2017-2019 Net Income Margin Growth	1,544	3,088	6,176
	9/15/2016	2017-2019 TSR	1,544	3,088	6,176
Bryan T. Durkin	9/15/2016	2017-2019 Net Income Margin Growth	2,402	4,804	9,608
	9/15/2016	2017-2019 TSR	2,402	4,804	9,608
Kimberly S. Taylor	9/15/2016	2017-2019 Net Income Margin Growth	2,402	4,804	9,608
	9/15/2016	2017-2019 TSR	2,402	4,804	9,608
Sean P. Tully	9/15/2016	2017-2019 Net Income Margin Growth	1,544	3,088	6,176
	9/15/2016	2017-2019 TSR	1,544	3,088	6,176
Phupinder S. Gill	9/15/2016	2017-2019 Net Income Margin Growth	4,290	8,579	17,158
	9/15/2016	2017-2019 TSR	4,290	8,579	17,158

52	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

Performance shares granted in 2013 tied to 2014-2016 performance

Members of our senior management group received performance share awards in September 2013 for the performance period 2014 through 2016, with 50% based on cash earnings growth measured on a per share basis and 50% based on total shareholder return relative to the S&P 500. The Company achieved a compound annual growth rate of 5.8% on cash earnings on a per share basis for 2014 through 2016 as compared to 2011 through 2013, exceeding the target performance goal of 2.1% and the maximum goal of 3.9%. The Company achieved 86th percentile total shareholder return relative to the S&P 500 for the performance period, exceeding the target goal of 50th percentile and the maximum goal of 75th percentile. Performance on both of these metrics resulted in a maximum payout, or 200% of the total target performance shares being earned.

The following table shows total payout opportunities of the previously granted annual performance shares tied to 2014 through 2016 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2017.

Annual Performance Shares Tied to 2014-2016 Performance
			Performance Share Payout Opportunity (in Shares)
Name	Award Date	Performance Metric(1)	Threshold	Target	Maximum	Actual Shares Earned
Terrence A. Duffy	9/16/2013	2014-2016 Cash Earnings Growth	3,812	7,624	15,248	15,248
	9/16/2013	2014-2016 TSR	3,812	7,624	15,248	15,248
John W. Pietrowicz	9/16/2013	2014-2016 Cash Earnings Growth	763	1,525	3,050	3,050
	9/16/2013	2014-2016 TSR	763	1,525	3,050	3,050
Bryan T. Durkin	9/16/2013	2014-2016 Cash Earnings Growth	1,830	3,660	7,320	7,320
	9/16/2013	2014-2016 TSR	1,830	3,660	7,320	7,320
Kimberly S. Taylor	9/16/2013	2014-2016 Cash Earnings Growth	1,830	3,660	7,320	7,320
	9/16/2013	2014-2016 TSR	1,830	3,660	7,320	7,320
Sean P. Tully	9/16/2013	2014-2016 Cash Earnings Growth	236	471	942	942
	9/16/2013	2014-2016 TSR	236	471	942	942
Phupinder S. Gill	9/16/2013	2014-2016 Cash Earnings Growth	3,050	6,099	12,198	12,198
	9/16/2013	2014-2016 TSR	3,050	6,099	12,198	12,198

(1)	The committee certified performance results associated with the annual awards tied to 2014-2016 performance on February 8, 2017. Based on the committee’s certification, the pre-established goals were achieved above the maximum performance goals established for each metric, resulting in 200% of the target shares to be paid. These shares became vested on March 15, 2017.

Initiative-based equity awards

In addition to annual equity awards, certain members of senior management may be eligible to receive initiative-based equity awards based upon their contributions to select key corporate initiatives. Participation in such awards is at the recommendation of the individual serving in the role of Chief Executive Officer, subject to approval by the compensation committee. We did not grant any such initiative-based awards to our named executive officers in 2016.

Performance-based grant of restricted stock

In lieu of participation in our initiative-based equity program, Mr. Duffy is eligible to receive an annual grant of time-vested restricted stock with a value of up to 100% of his base salary based upon the achievement of outstanding performance as measured based on cash earnings and total shareholder return over the prior year:

Outstanding Cash Earnings Performance Award			Outstanding TSR Performance Award
	For each 0.1% Above 120% of Goal	At or Above 130% of Goal		For each 0.1% Above 75th Percentile	At or Above 85th Percentile
Value of Performance Award as % of base salary	0.5%	50%	Value of Performance Award as % of base salary	0.5%	50%

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	53

Compensation Discussion and Analysis (Continued)

For 2016, our actual cash earnings performance was 105.8% of the target goal and our total shareholder return performance was at the 85th percentile of the S&P 500. As a result of the outstanding performance on relative total shareholder return in 2016, the committee approved an award of time-vested restricted shares for Mr. Duffy, which was granted on March 15, 2017 with a value of 50% of his base salary, and will vest over a four-year period, with 25% vesting one year after the grant date and 25% vesting on each anniversary date thereafter.

The following table shows the total payout opportunity of these performance-granted time-vested restricted stock awards based on the range of performance against the established metrics, and the actual number of shares granted after performance results were certified by the committee in early 2017.

2016 Performance-Based Grants of Restricted Stock
			Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
Name	Award Date	Performance Metric	Threshold	Target	Maximum
Terrence A. Duffy(1)	N/A	2016 Cash Earnings	60	N/A	6,012	—
	3/15/2017	2016 TSR	60	N/A	6,012	6,012

(1)	The compensation committee certified performance results associated with the 2016 cash earnings goal and the 2016 TSR performance relative to the S&P 500 goal on February 8, 2017 and approved the award to be granted on March 15, 2017. Based on the committee’s certification, the pre-established goal associated with the TSR performance was achieved, and 100% of the TSR payout opportunity was earned.

Health and Welfare Plans and Retirement Plans

All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.

In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 64.

Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and the Non-Qualified Deferred Compensation Plans on pages 63 and 64, respectively.

PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group, including Mr. Duffy and Mr. Gill prior to his retirement from the Company. Additionally, all of our senior level employees are entitled to an annual physical examination. The aggregate value of all perquisites received by each named executive officer in 2016 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

POST-EMPLOYMENT COMPENSATION

Our employment contracts contain reasonable provisions and ensure continuity of leadership

Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Our employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of two times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release

54	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Discussion and Analysis (Continued)

agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contracts contain compensation terms in line with our overall compensation program and philosophy. A description of the employment agreements with Messrs. Duffy and Gill (effective until Mr. Gill’s retirement) is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 66.

We have reasonable change-in-control and other termination provisions

Change-in-control provisions assist us with retention during rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.

A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 65.

OTHER COMPENSATION POLICIES

We have established stock ownership guidelines to ensure alignment of interests with our shareholders

The committee has established the following stock ownership guidelines for the members of our senior management group:

•	The Chairman and Chief Executive Officer: shares with a value equal to at least a multiple of five times base pay.

•	Other named executive officers: shares with a value equal to at least a multiple of three times their respective base pay.

Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2016 review, all of our named executive officers had satisfied the guidelines.

The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally, shares that are deemed “owned” for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.

We prohibit derivative transactions and hedging of ownership risk of our securities and have adopted a policy restricting the pledging of our Class A shares

To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock. The board also has adopted a policy prohibiting pledging of our Class A shares. In connection with the adoption of the policy, the board elected to grandfather in the existing pledging arrangements of certain directors based on the fact that:

•	The aggregate number of shares pledged was significantly less than 0.1% of our outstanding Class A common stock.

•	The secured parties each had undertaken not to sell such pledged shares during any period in which the board members were restricted from trading under our compliance policies.

•	The board members agreed to own shares not subject to any pledging arrangement with a value that meets their applicable stock ownership guidelines.

•	The pledging arrangements were related to such individual’s derivatives trading activities at CME Group.

Since the approval of the policy, only one of the grandfathered arrangements remains in existence.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	55

Compensation Discussion and Analysis (Continued)

Our compensation committee and board annually review the total compensation of our senior management

To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base pay, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. For more information on the operation of our compensation committee see page 38.

We have implemented a recoupment policy

In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, effective as of 2010, the compensation committee recommended and the board approved a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our bonus programs based upon the restated calculation of our cash earnings or any other performance metric in effect at the time. In July 2015, the SEC proposed rules to implement the recoupment provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act. We plan to amend our recoupment policy as necessary to comply with the final rules.

56	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Compensation Committee Report

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2016 Annual Report on Form 10-K.

The Compensation Committee—2016

Larry G. Gerdes, Chairman

Timothy S. Bitsberger

Martin J. Gepsman

Daniel R. Glickman

William R. Shepard

Howard J. Siegel

Dennis A. Suskind

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	57

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the year ended December 31, 2016 by our named executive officers. In 2016, “salary” accounted for approximately 16% of the total compensation of the named executive officers as a whole and “non-equity incentive plan compensation” accounted for approximately 18% of such total compensation.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Terrence A. Duffy Chairman and Chief Executive Officer(5)	2016	1,500,000	4,969,693	2,898,443	36,555	343,641	9,748,332
	2015	1,250,000	2,580,113	1,999,136	25,465	294,475	6,149,189
	2014	1,250,000	3,682,839	1,470,000	39,941	217,583	6,660,363
John W. Pietrowicz Chief Financial Officer	2016	450,000	1,490,732	581,179	38,343	88,608	2,648,862
	2015	450,000	1,233,922	715,839	18,443	76,140	2,494,344
	2014	392,308	1,240,634	456,831	47,371	37,531	2,174,675
Bryan T. Durkin President	2016	700,000	2,319,131	904,056	96,904	162,834	4,182,925
	2015	700,000	1,444,783	1,119,517	26,564	150,270	3,441,134
	2014	700,000	1,845,492	817,773	120,684	90,470	3,574,419
Kimberly S. Taylor President Clearing & Post-trade Services	2016	700,000	2,319,131	904,056	53,303	165,776	4,142,266
	2015	700,000	1,444,783	1,119,517	20,988	140,715	3,426,003
	2014	700,000	1,845,492	817,773	69,336	100,823	3,533,424
Sean P. Tully Global Head of Financial and OTC Products(6)	2016	450,000	1,490,732	579,192	26,421	74,654	2,620,999
Phupinder S. Gill Former Chief Executive Officer	2016	1,250,000	4,141,294	—	54,926	2,954,260	8,400,480
	2015	1,000,000	2,064,248	1,599,309	24,903	229,541	4,918,001
	2014	1,000,000	2,946,077	1,176,000	71,395	175,103	5,368,575

(1)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. See note 16 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries for more details on the assumptions made in the valuation of stock awards. The fair value of the restricted stock grants was calculated using the closing price on September 15, 2016 of $109.28. The fair value of performance shares based on TSR relative to the S&P 500 was calculated using a value of $148.84 for December 31, 2016, which was derived from a Monte-Carlo simulation. The fair value of performance shares based on growth in net income margin relative to the diversified financial services index within the S&P 500 was calculated using the closing price on December 30, 2016 of $115.35. This column includes the following aggregate amounts with respect to performance share awards granted to our named executive officers in 2016 based on achievement of target performance levels: Mr. Duffy: $2,719,836; Mr. Pietrowicz: $815,819; Mr. Durkin: $1,269,169; Ms. Taylor: $1,269,169; Mr. Tully: $815,819; and Mr. Gill: $ 2,266,486. Assuming the maximum performance levels were achieved with respect to performance share awards, the aggregate value of performance share awards granted to our named executive officers in 2016 is as follows: Mr. Duffy: $3,907,364; Mr. Pietrowicz: $1,172,020; Mr. Durkin: $1,823,310; Ms. Taylor: $1,823,310; Mr. Tully: $1,172,020; and Mr. Gill: $3,256,074.

(2)	The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our bonus plans, which are discussed on page 49 under the “Bonus” heading. No other bonuses were paid.

(3)	The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 64.

58	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Executive Compensation (Continued)

(4)	Amounts included in the “All Other Compensation” column for 2016 are as follows:

	401(k) Company Contribution	Supplemental Plan(7)	Other(8)	Total
Terrence A. Duffy	$7,950	$333,891	$1,800	$343,641
John W. Pietrowicz	7,872	79,521	1,215	88,608
Bryan T. Durkin	4,846	156,188	1,800	162,834
Kimberly S. Taylor	7,788	156,188	1,800	165,776
Sean P. Tully	6,827	66,612	1,215	74,654
Phupinder S. Gill	7,682	266,753	2,679,825	2,954,260

(5)	As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 66, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.

(6)	Mr. Tully was not a named executive officer prior to 2016.

(7)	The items included under the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Code and thus must be excluded from consideration in qualified retirement plans.

(8)	The items included in the “Other” column include life insurance premiums paid by us for the benefit of the named executive officer as well as tax equalization payments made for business-related travel as applicable and other payments made to Mr. Gill in connection with his retirement. Mr. Gill received a tax equalization payment of $23,656 related to business travel that occurred over 2014-2015. The Company provides such tax equalization payments for business-related travel to all impacted employees regardless of level. In 2017, Mr. Gill was paid the following post-termination payments: $2,500,000 retirement payment pursuant to his retirement agreement and $154,369 for an accrued and unused vacation balance in accordance with company policy. Mr. Gill’s 2016 compensation is discussed in detail under Gill Retirement Agreement and 2016 Compensation on page 45.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	59

Executive Compensation (Continued)

GRANTS OF PLAN-BASED AWARDS

The following table shows the possible payouts to our named executive officers in 2016 for awards made under our Incentive Plan (Mr. Duffy, Mr. Durkin, Ms. Taylor, Mr. Tully and Mr. Gill) and our bonus plan for other employees (Mr. Pietrowicz) and the equity awards granted under our Omnibus Stock Plan in 2016. For additional information on our equity and bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

Name	Type of Award(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
				Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Terrence A. Duffy	Bonus	n/a	n/a	$843,750	$2,250,000	$4,500,000
	PS-TSR	12/31/16	9/7/16				5,148	10,295	20,590		$1,532,308
	PS-NI	12/31/16	9/7/16				5,148	10,295	20,590		1,187,528
	RS	9/15/16	9/7/16							20,588	2,249,857
John W. Pietrowicz	Bonus	n/a	n/a	168,750	450,000	900,000
	PS-TSR	12/31/16	9/7/16				1,544	3,088	6,176		459,618
	PS-NI	12/31/16	9/7/16				1,544	3,088	6,176		356,201
	RS	9/15/16	9/7/16							6,176	674,913
Bryan T. Durkin	Bonus	n/a	n/a	262,500	700,000	1,400,000
	PS-TSR	12/31/16	9/7/16				2,402	4,804	9,608		715,027
	PS-NI	12/31/16	9/7/16				2,402	4,804	9,608		554,141
	RS	9/15/16	9/7/16							9,608	1,049,962
Kimberly S. Taylor	Bonus	n/a	n/a	262,500	700,000	1,400,000
	PS-TSR	12/31/16	9/7/16				2,402	4,804	9,608		715,027
	PS-NI	12/31/16	9/7/16				2,402	4,804	9,608		554,141
	RS	9/15/16	9/7/16							9,608	1,049,962
Sean P. Tully	Bonus	n/a	n/a	168,750	450,000	900,000
	PS-TSR	12/31/16	9/7/16				1,544	3,088	6,176		459,618
	PS-NI	12/31/16	9/7/16				1,544	3,088	6,176		356,201
	RS	9/15/16	9/7/16							6,176	674,913
Phupinder S. Gill	Bonus	n/a	n/a	703,125	1,875,000	3,750,000
	PS-TSR	12/31/16	9/7/16				4,290	8,579	17,158		1,276,898
	PS-NI	12/31/16	9/7/16				4,290	8,579	17,158		989,588
	RS	9/15/16	9/7/16							17,156	1,874,808

(1)	“Bonus” refers to 2016 annual bonus opportunity, “PS-TSR” refers to performance shares tied to total shareholder return relative to the S&P 500, “PS-NI” refers to performance shares tied to growth in net income margin relative to the diversified financial services index within the S&P 500 and “RS” refers to time-vested restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.

(2)	The amounts shown in the “Threshold,” “Target” and “Maximum” columns reflect the bonus opportunity for our named executive officers based upon their annual bonus target as discussed on page 49 under the “2016 bonus awards” heading and are dependent upon the level of cash earnings achieved.

(3)	Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September of each year. Employees promoted to the senior management group after the September awards are made are eligible for a prorated promotional award in March. On September 7, 2016, our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on page 51. These awards of performance shares and time-vested restricted stock were made on September 15, 2016. The amounts in the “Threshold,” “Target” and “Maximum” columns reflect the performance share opportunity awarded in 2016 tied to total shareholder return relative to the S&P 500 during 2017-2019, and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2017-2019.

60	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Executive Compensation (Continued)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2016 for each named executive officer.

		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Terrence A. Duffy	12/31/2016	—	$—	—	—	$—	10,295	(3)	$1,187,528
	9/15/2016	—	—	—	20,588	2,374,826	—		—
	12/31/2015	—	—	—	—	—	6,562	(4)	756,927
	9/15/2015	—	—	—	9,843	1,135,390	—		—
	12/31/2014	—	—	—	—	—	7,830	(5)	903,190
	9/15/2014	—	—	—	7,830	903,190	—		—
	5/20/2014	—	—	—	—	—	15,248	(6)	1,758,857
	3/14/2014	—	—	—	2,074	239,236	—		—
	12/31/2013	—	—	—	—	—	15,248	(7)	1,758,857
	9/16/2013	—	—	—	3,812	439,714	—		—
John W. Pietrowicz	12/31/2016	—	$—	—	—	$—	3,088	(3)	$356,201
	9/15/2016	—	—	—	6,176	712,402	—		—
	12/31/2015	—	—	—	—	—	2,362	(4)	272,457
	9/15/2015	—	—	—	3,543	408,685	—		—
	3/16/2015	—	—	—	1,023	118,003	681	(8)	78,553
	12/31/2014	—	—	—	—	—	1,680	(5)	193,788
	9/15/2014	—	—	—	1,680	193,788	—		—
	5/20/2014	—	—	—	—	—	3,050	(6)	351,817
	12/31/2013	—	—	—	—	—	3,050	(7)	351,817
	9/16/2013	—	—	—	762	87,897	—		—
	9/15/2011	5,000	54.37	9/15/2021	—	—	—		—
	9/15/2010	12,060	54.30	9/15/2020	—	—	—		—
	3/15/2010	1,740	62.83	3/15/2020	—	—	—		—
	9/15/2009	4,160	56.87	9/15/2019	—	—	—		—
	6/16/2008	5,175	83.88	6/16/2018	—	—	—		—
Bryan T. Durkin	12/31/2016	—	$—	—	—	$—	4,804	(3)	$554,141
	9/15/2016	—	—	—	9,608	1,108,283	—		—
	12/31/2015	—	—	—	—	—	3,675	(4)	423,911
	9/15/2015	—	—	—	5,511	635,694	—		—
	12/31/2014	—	—	—	—	—	4,385	(5)	505,810
	9/15/2014	—	—	—	4,384	505,694	—		—
	5/20/2014	—	—	—	—	—	7,320	(6)	844,362
	12/31/2013	—	—	—	—	—	7,320	(7)	844,362
	9/16/2013	—	—	—	1,830	211,091	—		—
	9/14/2007	9,200	109.72	9/14/2017	—	—	—		—

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	61

Executive Compensation (Continued)

		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Kimberly S. Taylor	12/31/2016	—	$—	—	—	$—	4,804	(3)	$554,141
	9/15/2016	—	—	—	9,608	1,108,283	—		—
	12/31/2015	—	—	—	—	—	3,675	(4)	423,911
	9/15/2015	—	—	—	5,511	635,694	—		—
	12/31/2014	—	—	—	—	—	4,385	(5)	505,810
	9/15/2014	—	—	—	4,384	505,694	—		—
	5/20/2014	—	—	—	—	—	7,320	(6)	844,362
	12/31/2013	—	—	—	—	—	7,320	(7)	844,362
	9/16/2013	—	—	—	1,830	211,091	—		—
	9/15/2011	10,680	54.37	9/15/2021	—	—	—		—
	9/15/2010	19,460	54.30	9/15/2020	—	—	—		—
	9/15/2009	8,360	56.87	9/15/2019	—	—	—		—
	6/16/2008	8,125	83.88	6/16/2018	—	—	—		—
	6/15/2007	7,400	110.54	6/15/2017	—	—	—		—
Sean P. Tully	12/31/2016	—	$—	—	—	$—	3,088	(3)	$356,201
	9/15/2016	—	—	—	6,176	712,402	—		—
	12/31/2015	—	—	—	—	—	1,837	(4)	211,898
	9/15/2015	—	—	—	2,757	318,020	—		—
	3/16/2015	—	—	—	984	113,504	656	(8)	75,670
	12/31/2014	—	—	—	—	—	1,370	(5)	158,030
	9/15/2014	—	—	—	1,370	158,030	—		—
	5/20/2014	—	—	—	—	—	942	(6)	108,660
	12/31/2013	—	—	—	—	—	942	(7)	108,660
	9/16/2013	—	—	—	706	81,437	—		—
	9/15/2011	4,120	54.37	9/15/2021	—	—	—		—
Phupinder S. Gill(9)	12/31/2016	—	$—	—	—	$—	8,579	(3)	$989,588
	12/31/2015	—	—	—	—	—	5,250	(4)	605,587
	12/31/2014	—	—	—	—	—	6,264	(5)	722,552
	5/20/2014	—	—	—	—	—	12,198	(6)	1,407,039
	12/31/2013	—	—	—	—	—	12,198	(7)	1,407,039
	9/15/2011	17,080	54.37	12/31/2020	—	—	—		—
	6/16/2008	19,500	83.88	6/16/2018	—	—	—		—
	6/15/2007	9,950	110.54	6/15/2017	—	—	—		—

(1)	Subject to acceleration or termination in certain circumstances, stock option and restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date with an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.

(2)	Market value was determined using the closing price on December 30, 2016 of $115.35.

(3)	Reflects performance shares awarded in September 2016 tied to TSR relative to the S&P 500 during 2017-2019, and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2017-2019, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(4)	Reflects performance shares awarded in September 2015 tied to TSR relative to the S&P 500 during 2016-2018, and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2016-2018, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(5)	Reflects performance shares awarded in September 2014 tied to TSR relative to the S&P 500 during 2015-2017, and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2015-2017, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

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Executive Compensation (Continued)

(6)	Reflects performance shares awarded in September 2013 tied to cash earnings growth measured on a per share basis during 2014-2016, which will vest in full following the completion of the three-year performance period; payout value shown reflects actual performance results whereby 200% of target shares were earned. These performance shares vested in March 2017.

(7)	Reflects performance shares awarded in September 2013 tied to TSR relative to the S&P 500 during 2014-2016, which vested in full following the completion of the three-year performance period; payout value shown reflects actual performance results whereby 200% of target shares were earned. These performance shares vested in March 2017.

(8)	Reflects performance shares awarded in March 2015 tied to TSR relative to the S&P 500 during 2015-2017, and growth in net income margin relative to the diversified financial services index within the S&P 500 during 2015-2017, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(9)	The outstanding awards included in the table above for Mr. Gill consist of vested and unexercised stock option awards and unvested performance share awards as of December 31, 2016. Pursuant to the terms of Mr. Gill’s employment agreement and retirement agreement, his outstanding performance share awards remain eligible to vest and will vest or be forfeited based on actual performance results. Also pursuant to the terms of his agreements, unvested restricted shares were to become vested at December 31, 2016 upon Mr. Gill’s execution of a release of claims in favor of the Company and are included in the Option Exercises and Stock Vested Table. The terms of Mr. Gill’s agreements are discussed in more detail under Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 66 and Gill Retirement Agreement and 2016 Compensation on page 45.

OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock option exercises by our named executive officers and the vesting of their stock awards in 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Terrence A. Duffy	50,265	$655,385	55,497		$5,556,894
John W. Pietrowicz	9,025	92,701	15,353		1,528,896
Bryan T. Durkin	58,220	2,802,931	26,873		2,697,375
Kimberly S. Taylor	7,400	64,232	28,522		2,856,850
Sean P. Tully	—	—	5,906		608,023
Phupinder S. Gill	51,200	2,206,954	80,400	(1)	8,598,418

(1)	Includes 36,003 restricted shares that were to be vested on December 31, 2016 pursuant to the terms of Mr. Gill’s employment agreement and retirement agreement, subject to a release of claims in favor of the Company. The value of these shares was determined using the closing stock price on December 30, 2016 of $115.35. The terms of Mr. Gill’s agreements are discussed in more detail under Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 66 and Gill Retirement Agreement and 2016 Compensation on page 45.

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements.

Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2016, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

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Executive Compensation (Continued)

The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base pay, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $265,000 in 2016:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service		Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Terrence A. Duffy	9		$225,099	$—
John W. Pietrowicz	12		245,467	—
Bryan T. Durkin	34	(2)	739,843	—
Kimberly S. Taylor	27		446,770	—
Sean P. Tully	4		90,850	—
Phupinder S. Gill	27		483,156	—

(1)	In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 4.3% as of December 31, 2016; and projected future investment crediting rate assumption of 4% as of December 31, 2016. The normal retirement age as defined in our pension plan is 65 years of age with 5 years of service. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.

(2)	Includes Mr. Durkin’s prior service with the CBOT and benefits previously accrued under the legacy CBOT pension plan.

NON-QUALIFIED DEFERRED COMPENSATION PLANS

All of our senior level employees, including our named executive officers, are eligible to defer up to 50% of their annual base salary and up to 100% of their bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2016 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination depending upon the time of the distribution election and the requirements of applicable law.

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Executive Compensation (Continued)

The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” In addition to the Senior Management Supplemental Deferred Savings Plan, some named executive officers below may have a balance in the Supplemental Executive Retirement Plan, which is a legacy CME Group nonqualified plan that was frozen on January 1, 2006. Though no further contributions were made to this plan since that time, there are still returns on investments within this plan that are included in the table below. The aggregate balance at year-end in the table below includes any balance the named executive officer may have in this plan as well as the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/16
Terrence A. Duffy	$—	$333,892	$66,038	$—	$2,798,053
John W. Pietrowicz	246,460	79,521	105,584	90,954	1,280,431
Bryan T. Durkin	—	156,187	75,450	—	1,143,762
Kimberly S. Taylor	419,879	156,187	376,309	—	5,887,160
Sean P. Tully	—	66,612	10,889	—	178,600
Phupinder S. Gill	—	266,753	597,430	—	7,258,568

(1)	All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 58.

(2)	The amounts included under the “Registrant Contributions” column consist of: 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	“Aggregate Earnings” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings” represent amounts earned on contributions made in 2016 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

In 2016, we had employment agreements in place with two of our named executive officers: Messrs. Duffy and Gill. These contractual commitments are summarized in the following table. For Mr. Pietrowicz, Mr. Durkin, Ms. Taylor and Mr. Tully, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. In addition, for Mr. Pietrowicz, Mr. Durkin, Ms. Taylor and Mr. Tully, their post-employment benefits are governed by the Senior Management Severance Protection Agreements that were put in place in 2016 and described on page 67. Estimated termination payments to our named executive officers under our employment agreements and general policies are shown in the table beginning on page 69.

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Executive Compensation (Continued)

Employment Agreements and other Compensation Arrangements with Named Executive Officers

As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. The following is a summary of the key terms of our employment agreements with Mr. Duffy, which was most recently amended on December 7, 2016, and with Mr. Gill, which was most recently amended as of November 12, 2015 and was effective until his retirement on December 31, 2016. The summary is qualified in its entirety by the complete text of the employment agreements which were filed with the SEC on a Current Report on Form 8-K on December 9, 2016 and November 12, 2015, respectively.

	Terrence A. Duffy (Chairman and Chief Executive Officer)	Phupinder S. Gill (former Chief Executive Officer)
Agreement Term	December 31, 2020.	December 31, 2019. Mr. Gill retired from the Company effective December 31, 2016.
Minimum Base Salary	Effective January 1, 2016, minimum base salary was increased from $1,250,000 to $1,500,000.	Effective January 1, 2016, minimum base salary was increased from $1,000,000 to $1,250,000.
Annual Bonus and Equity Compensation

Effective January 1, 2016, the annual target opportunity under our bonus incentive plan was increased to 150% of base salary paid in the plan year. Effective January 1, 2016, for our equity incentive plan, the annual target grant date value opportunity was increased to 300% of base salary.

Effective January 1, 2017, the annual target opportunity under our bonus incentive plan was increased to 175% of base salary paid in the plan year. Effective January 1, 2017, for our equity incentive plan, the annual target grant date value opportunity was increased to 350% of base salary.

Effective January 1, 2016, the annual target opportunity under our bonus incentive plan was increased to 150% of base salary paid in the plan year. Effective January 1, 2016, for our equity incentive plan, the annual target grant date value opportunity was increased to 250% of base salary.

In connection with the committee’s approval of increasing the equity target opportunity for all of the named executive officers to 300% of base salary, Mr. Gill’s 2016 equity target opportunity was 300% of base salary.

Termination Provisions

In the event of a termination of employment by the Company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one time lump sum severance payment equal to two times his then current base salary, subject to the executive’s timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested at the target level and become payable within 30 days following the date of death or termination for disability.

In the event of a termination of employment by the Company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one time lump sum severance payment equal to two times his then current base salary, subject to the executive’s timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after August 5, 2009 will automatically vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after August 5, 2009 will vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested at the target level and become payable within 30 days following the date of death or termination for disability.

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Executive Compensation (Continued)

	Terrence A. Duffy (Chairman and Chief Executive Officer)	Phupinder S. Gill (former Chief Executive Officer)
Change of Control	In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive’s unvested time-vesting equity awards shall become vested and all of the executive’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).
Non-Compete Provision	The agreements also contain provisions prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the Company, to a competing business.
Treatment of Equity at Expiration

If employed by the Company on December 31, 2017, all outstanding unvested time-vesting equity awards granted to the executive after November 4, 2010 and before November 11, 2015 will vest and all of performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

If employed by the Company on December 31, 2020, all outstanding unvested time-vesting equity awards granted to the executive after November 11, 2015 will vest and all of performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

If employed by the Company on December 31, 2016, all outstanding unvested time-vesting equity awards granted to the executive after August 5, 2009 and before November 11, 2015 will vest and all of performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

If employed by the Company on December 31, 2019, all outstanding unvested time-vesting equity awards granted to the executive after November 11, 2015 will vest and all of performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

Additional Benefits

In the event of executive’s disability or following any termination of employment by him voluntarily or by the Company without cause, the executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits.

In the event that life insurance coverage results in taxable income to executive’s beneficiaries, CME Group will provide a gross up.

In the event of executive’s disability or following any termination of employment by him voluntarily or by the Company without cause, executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits.

Severance Protection Agreements

In December 2016, the committee approved enhancements to the severance benefits offered to our named executive officers (other than Mr. Duffy who is party to the agreement described above and Mr. Gill who had announced his retirement) to better align severance benefits with competitive levels, strengthening leadership continuity during organizational change. We entered into severance protection agreements with Mr. Pietrowicz, Mr. Durkin, Ms. Taylor and Mr. Tully, which provide for the following benefits in the event of a termination without cause (as defined in the agreement) through December 31, 2018, subject to the executive executing a release of claims in favor of the Company:

•	a lump sum severance payment equal to 150% of the executive’s annual base salary;

•	accelerated vesting of time-vesting restricted shares scheduled to vest during the 18-month period following termination;

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Executive Compensation (Continued)

•	continued eligibility to vest in performance shares for which the performance period ends during the 18-month period following termination (with vesting to be based on actual performance results);

•	company payment of COBRA premiums for 18 months following termination; and,

•	six months of outplacement services.

The description above is only a summary of the terms of the severance protection agreements and is qualified in its entirety by the complete text of the form agreement filed with the SEC on a Current Report on Form 8-K on December 9, 2016.

Other CME Policies and Practices

The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.

Annual Performance Bonuses. In accordance with the terms of our bonus plans, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata bonus, subject to actual performance.

Equity Plans. We make equity grants to our employees under the Omnibus Stock Plan. All of the outstanding awards for our named executive officers follow the terms and conditions of the Omnibus Stock Plan. The terms of the employment agreements for Messrs. Duffy and Gill also govern their equity awards.

In the event of death, the employee’s beneficiaries would vest in any outstanding equity awards, with outstanding performance shares vesting at the target level. In the event of termination due to disability, outstanding restricted stock awards become vested and outstanding performance shares become vested at the target level. Awards automatically vest upon a change of control (as defined in the Omnibus Stock Plan), with performance shares vesting at the greater of actual performance at the time of the change of control or the target level.

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Executive Compensation (Continued)

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS

The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2016 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.

	Termination Due to:
	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability
Terrence A. Duffy
Total Cash Severance(1)	$—	$—	$3,000,000	$3,000,000	$3,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	14,305,361	14,305,361	14,305,361	14,305,361	14,305,361
Continuation of Health & Welfare Benefits(3)	—	148,558	148,558	148,558	148,558	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	2,898,443	2,898,443
Total:	$—	$148,558	$17,453,919	$17,453,919	$17,453,919	$17,203,804	$17,203,804
John W. Pietrowicz
Total Cash Severance(1)	$—	$—	$—	$675,000	$675,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	1,826,106	4,026,407	4,026,407	4,026,407
Continuation of Health & Welfare Benefits(3)	—	—	—	—	—	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	581,179	581,179
Total:	$—	$—	$—	$2,501,106	$4,701,407	$4,607,586	$4,607,586
Bryan T. Durkin
Total Cash Severance(1)	$—	$—	$—	$1,050,000	$1,050,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	3,653,250	7,117,210	7,117,210	7,117,210
Continuation of Health & Welfare Benefits(3)	—	—	—	35,042	35,042	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	904,056	904,056
Total:	$—	$—	$—	$4,738,292	$8,202,252	$8,021,266	$8,021,266
Kimberly S. Taylor
Total Cash Severance(1)	$—	$—	$—	$1,050,000	$1,050,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	3,653,250	7,117,210	7,117,210	7,117,210
Continuation of Health & Welfare Benefits(3)	—	—	—	11,000	11,000	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	904,056	904,056
Total:	$—	$—	$—	$4,714,250	$8,178,210	$8,021,266	$8,021,266
Sean P. Tully
Total Cash Severance(1)	$—	$—	$—	$675,000	$675,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	1,204,946	3,204,308	3,204,308	3,204,308
Continuation of Health & Welfare Benefits(3)	—	—	—	35,042	3,504	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	579,192	579,192
Total:	$—	$—	$—	$1,914,988	$3,882,812	$3,783,500	$3,783,500
Phupinder S. Gill(5)
Total Cash Severance	$—	$—	$—	$—	$—	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	11,602,480	—	—	—	—	—
Continuation of Health & Welfare Benefits(3)	—	87,434	—	—	—	—	—
Other Accrued Pay and Benefits(4)	—	2,500,000	—	—	—	—	—
Total:	$—	$14,189,914	$—	$—	$—	$—	$—

(1)	Cash severance represents contractual amounts for Mr. Duffy in accordance with his employment agreement as in effect at the end of 2016. Cash severance for Mr. Pietrowicz, Mr. Durkin, Ms. Taylor and Mr. Tully is pursuant to the terms of their severance protection agreements.

(2)	Amounts shown for the “Value of Equity Subject to Accelerated Vesting” are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding options, restricted stock and performance shares as applicable. For purposes of this analysis, for performance awards tied to performance periods ending on or before December 31, 2016, the actual number of shares earned was used in the calculations for applicable scenarios; for outstanding performance awards tied to performance beyond 2016, the target number of shares was used in the calculations. The values were determined using the closing price on December 30, 2016 of $115.35.

(3)

Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreements with named executive officers in effect during 2016. Mr. Pietrowicz does not participate in the company’s medical plans and therefore is not eligible for continued coverage through COBRA. Mr. Duffy’s continuing

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Executive Compensation (Continued)

benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay consistent with benefits provided to other employees on a broad basis.

(4)	Amounts shown for the “Other Accrued Pay and Benefits” in event of death or disability include accrued bonus payments pursuant to our bonus plans based on actual bonus amounts for 2016. The amount shown for the “Other Accrued Pay and Benefits” in the event of voluntary termination for Mr. Gill reflects the retirement payment he received pursuant to his retirement agreement.

(5)	Mr. Gill retired from the Company on December 31, 2016. Amounts received pursuant to his employment agreement and retirement agreement are included above and discussed in detail under Gill Retirement Agreement and 2016 Compensation on page 45.

70	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional exchange committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional exchange committees. Our non-executive directors who serve on the boards of certain of our regulated subsidiaries also receive compensation for such service.

Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member compensation package consist of an annual cash stipend, committee meeting fees, an annual equity stipend, chairperson retainers for our non-executive chairs, additional meeting fees for certain committee chairs and a stipend for our independent Lead Director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.

Our most recent review showed that the median of our total for our individual non-executive directors fell below the 50th percentile of our peer group. (See page 47 for the companies within our peer group.) No changes to the board’s compensation were recommended in connection with the review. The committee plans to conduct similar reviews in the future. The board last approved changes to its overall compensation program in 2014.

The compensation of our board members is set forth in the table entitled Director Compensation Table on page 72.

FEES AND COMPENSATION PLANS FOR CME GROUP NON-EXECUTIVE DIRECTORS

The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends
Annual cash stipend(1)	$60,000
Annual retainer for non-executive directors serving as a committee chair(2)	$20,000
Annual equity stipend(3)	$100,000
Annual Lead Director stipend	$25,000
Meeting Fees
Meeting fees for audit, clearing house oversight, compensation, executive, finance, governance, market regulation oversight, nominating and risk(4)	$1,500
Additional meeting fee for non-executive directors serving as chair of the foregoing committees	$500
Meeting fee for the strategic steering, clearing house risk, interest rate swap risk and credit default swap risk committees and for other functional exchange committees(4)	$1,000

(1)	Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro-rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.

(2)	Effective as of January 1, 2017, the board approved extending the non-executive committee chair stipend to the chair of the strategic steering committee and to each of the board members who serve as chair or co-chair of our clearing house committees.

(3)	Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.

(4)	The fee for telephonic participation in a regularly scheduled CME Group board committee meeting is 50% of that for in-person participation. However, it is within the discretion of the particular committee chairman to determine if it is appropriate to pay the full meeting fee, taking into consideration the member’s ability to participate based upon the particular circumstances. It is within the discretion of a committee to create a subcommittee to address a specific issue and to determine whether members of such subcommittee should receive fees up to the amount of the regular committee meeting fee for their participation in such subcommittee.

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.

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Director Compensation (Continued)

The following table provides information regarding the compensation earned during the year ended December 31, 2016 by each of our current directors, except for Mr. Duffy. The compensation for Messrs. Duffy and Gill as named executive officers is set forth in the Summary Compensation Table on page 58. Mr. Pinto who resigned from the board in April 2016 was not entitled to compensation for his service, which was in connection with a contractual arrangement.

DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation		Total
Jeffrey M. Bernacchi	$94,843	$99,943	$—		$194,786
Timothy S. Bitsberger	91,593	99,943	—		191,536
Charles P. Carey	14,927	159,815	—		174,742
Dennis H. Chookaszian	134,458	99,943	—		234,401
Elizabeth A. Cook	93,947	99,943	—		193,890
Ana Dutra	72,093	99,943	—		172,036
Martin J. Gepsman(3)	122,879	99,943	—		222,822
Larry G. Gerdes	83,220	159,815	—		243,035
Daniel R. Glickman	118,593	99,943	—		218,536
William W. Hobert	10,220	159,815	—		170,035
Leo Melamed	68,093	99,943	300,000	(4)	468,036
William P. Miller II	119,093	99,943	—		219,036
James E. Oliff(3)	104,430	99,943	—		204,373
Ronald A. Pankau	82,593	99,943	—		182,536
Alex J. Pollock	43,220	159,815	—		203,035
John F. Sandner	67,093	99,943	—		167,036
Terry L. Savage	104,593	99,943	—		204,536
William R. Shepard	69,587	159,815	—		229,402
Howard J. Siegel	75,134	159,815	—		234,949
Dennis A. Suskind	142,093	99,943	—		242,036
David J. Wescott	69,593	99,943	—		169,536

(1)	The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, cash payments made due to share rounding of the stock award, committee meeting fees (board, functional and subcommittee) and annual retainers for the chairs of the audit, compensation, finance, governance, market regulation oversight, nominating and risk committees, including amounts deferred under our Director Deferred Compensation Plan. Board committee and functional committee meeting fees and fees for service on one of our subsidiary boards are subject to an overall cap of $100,000 per year.

(2)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. See note 16 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries for more details on the assumptions made in the valuation of stock awards. The value of 2016 stock awards was calculated using the closing price on June 27, 2016 of $92.97. The awards represent our annual grant to our non-executive board members, which are not subject to any vesting restrictions. Awards in excess of $99,943 are due to the director’s election to receive additional shares in lieu of all or a portion of his or her annual cash stipend. No other awards were made to our non-executive board members in 2016. See the table entitled Directors, Director Nominees and Executive Officers on page 75 for the complete stock ownership of our board members.

(3)	Includes fees earned for service on one of our subsidiary boards.

(4)	Consists of consulting fees. Does not include amounts reimbursed by CME Group for Mr. Melamed’s expenses submitted in connection with his consulting arrangement described on page 73.

DIRECTOR STOCK PLAN

Our Director Stock Plan provides for the issuance of up to 625,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.

72	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Director Compensation (Continued)

STOCK OWNERSHIP GUIDELINES

Our non-executive board members are subject to stock ownership guidelines valued at two times the total annual retainer (representing 5.3 times the cash portion of the retainer, or $320,000). Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. As of the 2016 review, all of our board members with five or more years of board service had satisfied the guideline.

CONTRACTUAL RELATIONSHIPS WITH CERTAIN DIRECTORS

Mr. Melamed. We have two consulting agreements with Mr. Melamed. One applies during the time he serves on our board and the other applies upon his retirement from the board with a term through the end of his lifetime.

In accordance with the terms of the agreement in effect during his board service, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $190,000 annually for non-travel expenses, including office and secretarial expenses. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter. Mr. Melamed also receives compensation for his service on our board.

Under the terms of the agreement in effect upon Mr. Melamed’s retirement from the board until his death or until his termination of the agreement, Mr. Melamed will provide us with similar consulting services and will receive $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred relating to his service. We will also provide office and secretarial support during the term of the agreement. Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement without our prior written consent. In the event the agreement is terminated during Mr. Melamed’s lifetime he will continue to be subject to the non-compete provisions for one year after such termination.

We also have an employment agreement with Mr. Duffy, which is previously described in the section entitled Potential Payments upon Termination or Change-in-Control on page 65.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	73

Equity Compensation Plan Information

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans: CME Group Inc. Amended and Restated Omnibus Stock Plan, CME Group Inc. Director Stock Plan and CME Group Inc. Amended and Restated Employee Stock Purchase Plan. We do not maintain any equity compensation plans not approved by shareholders. A description of each of these plans and the number of shares authorized and available for future awards is included in note 16 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries. The numbers in the following table are as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,021,537	$68.92	17,060,667	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	1,021,537		17,060,667

(1)	The aggregate number of securities remaining available for future issuance under equity incentive plans consists of: 16,522,614 shares available under the CME Group Inc. Amended and Restated Omnibus Stock Plan, 278,275 shares under the CME Group Inc. Director Stock Plan and 259,778 shares under the CME Group Inc. Amended and Restated Employee Stock Purchase Plan.

74	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Security Ownership of CME Group Common Stock

The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 58 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning more than five percent of our Class A common stock as of March 29, 2017. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of March 29, 2017. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors, Director Nominees and Executive Officers

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Terrence A. Duffy(2)	132,526	1	—	—	1
Jeffrey M. Bernacchi(3)	60,886	1	—	—	—
Timothy S. Bitsberger	9,824	—	—	—	—
Charles P. Carey(4)	51,045	1	1	1	1
Dennis H. Chookaszian(5)	12,934	—	—	—	—
Elizabeth A. Cook(6)	19,639	—	—	1	—
Ana Dutra	2,139	—	—	—	—
Martin J. Gepsman(7)	42,702	—	—	1	1
Larry G. Gerdes	31,311	—	—	—	—
Daniel R. Glickman(8)	15,940	—	—	—	—
Gedon Hertshten(9)	127,028	4	4	4	2
William W. Hobert(10)	117,565	2	6	7	—
Patrick W. Maloney	—	—	1	—	—
Leo Melamed(11)	17,028	—	1	—	—
William P. Miller II	13,024	—	—	—	—
Douglas M. Monieson	4,400	1	—	—	—
James E. Oliff(12)	35,761	1	2	—	1
Ronald A. Pankau(13)	3,500	—	1	—	—
Alex J. Pollock(14)	19,131	—	—	—	—
John F. Sandner	148,409	3	2	4	1
Terry L. Savage(15)	15,024	—	—	—	—
William R. Shepard(16)	191,962	5	5	2	1
Howard J. Siegel	81,945	1	—	1	—
Dennis A. Suskind	6,099	—	—	—	—
David J. Wescott(17)	73,271	1	1	3	1
John W. Pietrowicz(18)	71,630	—	—	—	—
Bryan T. Durkin (18)	70,938	—	—	—	—
Kimberly S. Taylor(18)	161,955	—	—	—	—
Sean P. Tully(18)	31,578	—	—	—	—
Phupinder S. Gill(18)	119,027	—	—	—	—

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

(2)	Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(3)	Includes 1 Class B-1 share assigned to one of our members firms in connection with our exchange rules.

(4)	All shares, except for 1,904 shares of Class A common stock held directly by a firm in which Mr. Carey is a principal.

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Security Ownership of CME Group Common Stock (Continued)

(5)	All shares held in the name of Mr. Chookaszian’s spouse.

(6)	All Class A shares held in trust.

(7)	Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power. Includes 17,950 Class A shares that have been used as a capital contribution to a limited liability company which is a holding company to one of our clearing firms.

(8)	Includes 2,100 Class A shares held in trust.

(9)	All shares held by a firm in which Mr. Hertshten is the owner.

(10)	Includes 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares held directly by a firm of which Mr. Hobert is a majority shareholder.

(11)	Class B-2 share held in trust.

(12)	Includes 1 Class B-1 share and 1 Class B-2 share as to which Mr. Oliff shares joint ownership and over which he has voting power and 1 Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. All shares held in trust.

(13)	Includes 1 Class B-2 share assigned to one of our member firms in connection with our exchange rules.

(14)	Includes 2,519 Class A shares held in the name of Mr. Pollock’s spouse.

(15)	All Class A shares held in trust.

(16)	Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. All shares held in trust.

(17)	Does not include ownership of 495 shares of Class A common stock of which beneficial ownership is in dispute.

(18)	Class A shares for Mr. Pietrowicz, Mr. Durkin, Ms. Taylor, Mr. Tully and Mr. Gill include an aggregate of 28,135; 9,200; 54,025; 4,120 and 36,580 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of March 29, 2017.

Directors and Executive Officers as a Group (34 persons)

Class of Common Stock	Total Shares	Percent of Class A(1)
Class A(2)	1,930,489	*
Class B-1	17	2.7%
Class B-2	19	2.3%
Class B-3	24	1.9%
Class B-4	7	1.7%
Total Classes (A & B)	1,930,556	*

*	Less than 1%.

(1)	Based on 339,792,075 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock, and 413 shares of Class B-4 common stock outstanding as of March 29, 2017.

(2)	Total shares of Class A common stock include an aggregate of 275,985 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of March 29, 2017.

Shareholders Owning More Than Five Percent

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)
Capital World Investors(2)	32,410,640	9.5%
BlackRock, Inc.(3)	30,622,190	9.0%
The Vanguard Group(4)	21,426,152	6.3%
State Street Corporation(5)	17,989,691	5.3%

(1)	Percentage is based on the aggregate of 339,795,213 shares of Class A and Class B common stock outstanding as of March 29, 2017, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

(2)	Capital World Investors filed a Schedule 13G/A on February 13, 2017, which states that its address is 333 South Hope Street, Los Angeles, CA 90071, and that it has sole voting power and sole dispositive power of 32,410,640 shares of Class A common stock.

(3)	BlackRock, Inc. filed a Schedule 13G/A on February 10, 2017, which states that its address is 55 East 52nd Street, New York, NY 10055, and that it has sole voting power of 26,108,257 shares of Class A common stock and sole dispositive power of 30,622,190 shares of Class A common stock.

(4)	The Vanguard Group filed a Schedule 13G/A on February 10, 2017, which states that its address is 100 Vanguard Blvd., Malvern, PA 19355, and that it has sole voting power of 538,719 shares of Class A common stock, shared voting power of 68,382 shares of Class A common stock, sole dispositive power of 20,826,879 shares of Class A common stock and shared dispositive power of 599,273 shares of Class A common stock.

(5)	State Street Corporation filed a Schedule 13G on February 9, 2017, which states that its address is State Street Financial Center, One Lincoln Street, Boston, MA 02111, and that it has shared voting power and shared dispositive power of 17,989,691 shares of Class A common stock.

76	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Other Business

CERTAIN BUSINESS RELATIONSHIPS WITH RELATED PERSONS

Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than five percent of our outstanding Class A common stock, and the immediate family members of these individuals, as defined in the policy. Our Office of the Secretary, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions, including compensation and ordinary course trading activity on any of our exchanges, are considered pre-approved and thus do not require specific approval under the policy.

In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.

We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.

Transactions Relating to Trading Activity in 2016

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms which include charges for trades executed and cleared on behalf of their customers some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below but the actual amounts are not included.

•	Mr. Bernacchi made payments to us indirectly through his clearing firm in excess of $120,000.

•	Mr. Carey is a principal of two member firms that made aggregate payments to us indirectly through their clearing firm in excess of $120,000.

•	Mr. Hertshten is the owner of a clearing firm that made net payments to us of approximately $58 million and the owner of a member firm that made net payments to us in excess of $120,000.

•	Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

•

Mr. Shepard owns a minority interest in one of our clearing firms that made net payments to us of approximately $108 million and owns a trading firm that made payments to us indirectly through its clearing firm in excess of $120,000.

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Other Business (Continued)

•	Mr. Wescott is part owner in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. Our other board members and director nominees who participate in our markets also incur trading fees but such fees were below $120,000 during 2016. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.

BM&FBOVESPA Strategic Partnership

During 2016, we had an agreement with BM&FBOVEPSA S.A. (BM&FBOVESPA) under which Mr. Pinto, the CEO of BM&FBOVESPA, served on our board and Mr. Carey, one of our directors, served on the BM&FBOVESPA board. Mr. Pinto resigned from our board in April 2016 and Mr. Carey resigned from the BM&FBOVESPA board in January 2017. During 2016, CME Group received payments of approximately $5.2 million, net of any withholding taxes, in connection with its commercial agreements with BM&FBOVESPA. These commercial arrangements were entered into prior to Mr. Pinto’s appointment to the board, were negotiated on an arm’s length basis and were approved by the board of directors of CME Group. As the arrangements were entered into prior to Mr. Pinto’s appointment, the transactions were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

Employment of Family Members

An in-law of Mr. Pankau is employed by us in a non-officer position. The employment relationship occurred prior to Mr. Pankau’s service on our board. The employee received aggregate compensation in 2016 of approximately $285,000 (part of which included an annual equity award) and other benefits provided to employees at the same level. The compensation is in accordance with our standard compensation practices applicable to similarly-situated employees. The audit committee previously ratified this related party transaction and receives annual reports on the compensation arrangements as part of its review of ongoing related party transactions.

Sub-Leasing Arrangement

Mr. Sandner sub-leases his office space from us. In 2016, we received lease payments of approximately $145,000. The original sub-lease was negotiated on an arm’s length basis and was on terms consistent with our overall master lease and other existing leases at the location at the time of execution. The audit committee reviewed and approved the original sub-leasing relationship. The term of the original sub-lease was extended in 2015. The audit committee ratified the extension in 2016.

CHARITABLE AND CIVIC CONTRIBUTIONS

We believe that it is both a responsibility and a privilege to give back to the global communities where we live and work. Through our charitable programs and foundations, we are able to put change in motion that will positively impact the lives of those in need. Through our corporate foundation, CME Group Community Foundation, we made charitable grants focused on the locations where we do business and provided support to three primary areas of concern: children in need, education, and health and human services. Certain members of our board also serve on the CME Group Foundation. The CME Group Foundation was endowed by the Chicago Mercantile Exchange Trust. Our board members and executive officers may have affiliations with organizations that have received donations from these foundations. None of the donations made by these foundations were deemed to impact the independence of any of our board members or director nominees.

78	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

Other Business (Continued)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during 2016, all of our officers and directors complied with their Section 16(a) filing requirements during 2016. In connection with an examination of Mr. Shepard’s aggregate ownership, it was identified that transactions made under a broker-offered dividend reinvestment program to purchase shares of CME Group Class A common stock were not reported during 2010 through 2014. A Form 5 was filed in February 2017 to reflect these transactions and correct his ownership.

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General Information About the Meeting

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting of shareholders of CME Group will be held at 10:00 a.m., Central Time, on Wednesday, May 24, 2017, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.

WHO MAY ATTEND THE ANNUAL MEETING?

All holders of Class A and Class B common stock on March 29, 2017, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.

ARE THERE ANY RULES FOR ADMISSION TO THE ANNUAL MEETING?

Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited and admission will be accepted on a first-come, first-served basis.

If you plan to attend the meeting, you should register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16-digit control number located on your proxy card, voter instruction form or notice. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification, such as a driver’s license or passport. If you do not have a printed registration confirmation, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were a registered shareholder or held your shares in street name on the record date by:

–	verifying your name and stock ownership against our list of registered shareholders; or

–

reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or your notice of internet availability of proxy materials for the 2017 annual meeting (internet notice), if you hold your shares in street name; or

•	You are validly acting as proxy:

–	for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or

–

for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or internet notice showing the street name holder’s shares as described above.

If you do not have a valid form of picture identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on March 29, 2017, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or internet notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. Please allow ample time for these admission procedures.

Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

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WILL THE ANNUAL MEETING BE WEBCAST?

Yes. A live webcast of the annual meeting will be provided from our Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on listen to webcast for the CME Group Inc. 2017 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.

WHAT COMPANY SPONSORED PROPOSALS ARE THE CLASS A AND CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON, COLLECTIVELY AS A SINGLE CLASS?

Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:

•	Item 1: The election of fifteen Equity directors.

•	Item 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.

•	Item 3: An advisory vote on the compensation of our named executive officers, referred to as the “say-on-pay” proposal.

•	Item 4: An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

•	Item 5: The approval of the Incentive Plan.

•	Item 6: The approval of the Omnibus Stock Plan.

WHAT PROPOSALS ARE THE CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON?

Under Item 7, our Class B shareholders are being asked to vote on the following:

•	Class B-1 Shareholders: The election of three Class B-1 directors.

•	Class B-2 Shareholders: The election of two Class B-2 directors.

•	Class B-3 Shareholders: The election of one Class B-3 director.

Under Item 8, our Class B shareholders are being asked to vote on the following:

•	Class B-1 Shareholders: The election of five members of the Class B-1 nominating committee.

•	Class B-2 Shareholders: The election of five members of the Class B-2 nominating committee.

•	Class B-3 Shareholders: The election of five members of the Class B-3 nominating committee.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 29, 2017, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 29, 2017 was as follows:

Class	Shares Outstanding
Class A	339,792,075
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

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General Information About the Meeting (Continued)

There were 2,759 holders of record of our Class A common stock and 1,603 holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for Items 7 and 8. The respective class of Class B shares will vote as a single class in regards to Items 7 and 8.

HOW DO I VOTE?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

•

Via the Internet—by voting electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting. If you wish to vote by the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, May 23, 2017.

•	By mail—by submitting the proxy card in the envelope provided. Be sure to allow sufficient time for delivery.

•

By calling 1-800-690-6903 (owners of Class A shares only)—You will need to reference the control number on your proxy card when voting. If you wish to vote by telephone, you may vote until 10:59 p.m., Central Time, on Tuesday, May 23, 2017. Due to the fact that the Class B proposals are contested, automated telephone voting will not be available for Class B shareholders.

•

By calling 1-855-928-4491 (owners of Class B shares only)—Broadridge, as our inspector of election, is providing CME Group an additional service to facilitate voting by our Class B shareholders. Class B shareholders who are unable to locate their 16-digit control number may call to speak to a proxy specialist to cast their votes over the phone by providing information in confirmation of their identity. All calls will be recorded and voting confirmations will be sent by mail to the address of record.

•	In person—by voting your proxy card at the annual meeting.

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote in person at the annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not affect your right to change your vote and/or to attend the meeting.

WHAT IS A SHAREHOLDER OF RECORD?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares. Therefore, if you are not a registered shareholder, you will need to bring additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement showing ownership as of the record date, a letter from your broker, bank or other nominee or a copy of your voting instruction card in order to be admitted to the annual meeting.

WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?

This means that you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one card. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares. Therefore, if you own both Class A and Class B shares you will receive more than one proxy card.

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If you receive more than one proxy/voting instruction card, you must vote each card to ensure that all shares you own are voted.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the fifteen Equity director nominees.

•	“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2017.

•	“FOR” the approval of the compensation of our named executive officers, on an advisory basis, as described in this proxy statement.

•	“1 YEAR” as the frequency of future advisory votes on the compensation of our named executive officers.

•	“FOR” the approval of the Incentive Plan.

•	“FOR” the approval of the Omnibus Stock Plan.

•	“ABSTAIN” from voting for the Class B directors, if applicable.

•	“ABSTAIN” from voting for the Class B nominating committees, if applicable.

If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.

CAN I CHANGE MY MIND AFTER I VOTE?

For shareholders of record: You may change or revoke your vote by submitting a written notice of revocation directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by submitting another proxy card or by voting electronically, by telephone or at the annual meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Your most recent vote is the one that is counted.

IS MY VOTE CONFIDENTIAL?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Broadridge will act as the inspector of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspector of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

HOW ARE VOTES COUNTED?

In order for us to conduct the meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of March 29, 2017, must be present in person or represented by proxy. This is referred to as a quorum.

For proposals brought before the holders of all classes of common stock, voting together without regard to class, at least one-third of the votes entitled to be cast by such holders must be present at the meeting to establish a quorum.

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General Information About the Meeting (Continued)

For proposals brought before the holders of Class B-1, Class B-2 and Class B-3 common stock, each voting separately as a class, at least one-third of the votes entitled to be cast by the holders of each such class must be present at the meeting to establish a quorum.

Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda—the ratification of our independent registered public accounting firm—“broker non-votes” received on the other proposals also will be counted for purposes of establishing a quorum for proposals brought before the holders of all classes of common stock, voting together without regard to class. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular proposal under the rules of NASDAQ and has not received instructions from the beneficial owner.

To ensure that there will be a quorum for all proposals to be voted on, please vote before the annual meeting and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

HOW MANY VOTES ARE REQUIRED FOR APPROVAL FOR EACH PROPOSAL?

Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.

Item 1: Fifteen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each Equity director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” an Equity director nominee must exceed the number of votes cast “against” that nominee in order for that nominee to be elected. Only votes “for” or “against” are counted as votes cast with respect to an Equity director. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a “holdover director.” However, under our corporate governance principles, each holdover director is required to tender his or her resignation to the board. Under the principles, the governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the governance committee’s recommendation, and shall publicly disclose its decision regarding the resignation within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until the director’s successor is elected and qualified.

Items 2, 3, 5 and 6: The affirmative vote of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote “against” an item. Because Item 2 is considered a “routine” matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on Items 3, 5 and 6.

Item 4: The choice for the frequency of conducting future advisory votes receiving the highest number of “for” votes from the holders of our Class A and Class B common stock present in person or represented by proxy will be deemed approved.

Item 7: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of “for” votes will be elected. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

Item 8: The five nominees for the Class B-1 nominating committee, the five nominees for the Class B-2 nominating committee and the five nominees for the Class B-3 nominating committee receiving the highest number of “for” votes will be elected. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The solicitation is being conducted by CME Group which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $12,500 plus out-of-pocket expenses, to assist in the solicitation. We will reimburse

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brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote. Additionally, nominees for Class B director may make solicitations to our shareholders. Such nominees are responsible for the costs incurred in connection with their individual solicitation efforts.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2018 ANNUAL MEETING?

To be considered for inclusion in the 2018 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than December 7, 2017. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our corporate secretary not earlier than the close of business on January 24, 2018 (the 120th day) and not later than the close of business on February 23, 2018 (the 90th day) prior to the anniversary of the 2017 annual meeting; provided, however, that in the event that the date of the 2018 annual meeting is more than 30 days before or more than 60 days after May 24, 2018, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the actual date of the 2018 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2018 annual meeting or, if the first public announcement of the date of the 2018 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2018 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws in order to be considered.

In addition, to be considered at the 2018 annual meeting, proxy access nominations of Equity directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on November 7, 2017 (the 150th day) and not later than the close of business on December 7, 2017 (the 120th day) prior to the first anniversary of the date we first distributed this proxy statement to shareholders.

Shareholder proposals and proxy access nominations should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by fax to her attention at 312.930.4556.

ARE THERE ANY MATTERS TO BE VOTED ON AT THE MEETING THAT ARE NOT INCLUDED IN THE PROXY STATEMENT?

At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a current report on Form 8-K within four business days of the meeting as required by SEC regulations.

IF I RECEIVED PAPER COPIES OF MATERIALS, CAN I RECEIVE FUTURE PROXY MATERIALS ONLINE?

Yes. If you chose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

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General Information About the Meeting (Continued)

WHY DID I RECEIVE A NOTICE BY MAIL WITHOUT PRINTED COPIES OF THE PROXY MATERIALS?

As permitted by rules adopted by the SEC, we are making this proxy statement and our 2016 Annual Report available to our shareholders electronically via the Internet. Beginning on or after April 6, 2017, we distributed a notice containing instructions on how to access this proxy statement and our 2016 Annual Report and vote over the Internet. If you received a notice by mail, you will not receive a printed copy of the materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the materials. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of these materials, you should follow the instructions for requesting such materials included in the notice.

WHY DID MEMBERS OF MY HOUSEHOLD ONLY RECEIVE ONE SET OF PROXY MATERIALS BUT MORE THAN ONE PROXY CARD?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive separate copies of the proxy materials, or if you receive multiple copies of proxy materials and wish to receive only one copy, please go to www.computershare.com/investor. After the login, go to “My Profile” and select “Communication Preference” to choose your preferred method (post or email) of delivery for Shareholder Meeting Materials.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

CAN I GET ADDITIONAL COPIES OF PROXY MATERIALS?

Yes. Additional copies of our 2016 Annual Report and this proxy statement are available free of charge upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

WHERE CAN I FIND INFORMATION ON CME GROUP’S CORPORATE GOVERNANCE POLICIES AND OTHER MATERIALS REFERENCED IN THIS PROXY STATEMENT?

Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our Committees comprised entirely of board members are available at http://investor.cmegroup.com/investor-relations under “Corporate Governance.” You may also request hard copies of such materials by sending a request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

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Appendix A

CATEGORICAL INDEPENDENCE STANDARDS

A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME, CBOT, NYMEX or the CME Group Community Foundation (excluding payments pursuant to a matching gift program) or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, per year. The Board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director’s independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director’s independence.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

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Appendix B

SECOND AMENDED AND RESTATED

CME GROUP INC. INCENTIVE PLAN FOR NAMED EXECUTIVE OFFICERS

(Amended and Restated as of May 24, 2017~~May 21, 2014~~)

1. Purpose. The purpose of the CME Group Inc. Incentive Plan for Named Executive Officers is to align the interests of Company management with those of the shareholders of the Company by encouraging management to achieve goals intended to increase shareholder value.

2. Definitions. The following terms, as used herein, shall have the following meanings:

(a) “Award” shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor.

(d) “Committee” shall mean the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

(e) “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

(f) “Company” shall mean CME Group Inc., a Delaware corporation, or any successor corporation.

(g) “Disability” shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

(h) “Effective Date” shall mean January 1, 2017~~2014~~.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Participant” shall mean an employee of the Company or any Subsidiary of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

(k) “Performance Factors” shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant’s receipt of payment with respect to an Award. Performance Factors may include any or all of the following or any combination thereof: annual daily volume, cash earnings, cash earnings per share, cash earnings margin, cash flow return, customer satisfaction, earnings before interest taxes depreciation and amortization, earnings before interest taxes depreciation and amortization margins, earnings per share, economic value added, expense reductions, expense targets, free cash flow, gross or operating margins, margins, market share, net earnings or income (before or after taxes), operating cash flow, operating efficiency, operating expenses, operating income, productivity ratios, return on assets, return on capital, return on equity, return on investment, revenue, share price, total shareholder return, and working capital or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, any portion of the business, product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, a product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated.

If the Committee desires that compensation payable pursuant to any Award subject to Performance Factors be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Factors (i) shall be

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established by the Committee no later than the end of the first 90 days of the Performance Period, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance goals be stated in terms of an objective formula or standard.

(l) “Performance Period” shall mean the twelve-month periods commencing on January 1, 2017~~2014~~ and each January 1 thereafter, or such other longer or shorter periods as the Committee shall determine, consistent with the requirements of Section 162(m), if applicable.

(m) “Plan” shall mean this CME Group Inc. Incentive Plan for Named Executive Officers.

(n) “Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

3. Administration. The Plan shall be administered by a Committee of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and Performance Factors relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards (including provisions relating to a change in control of the Company); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined by the Financial Accounting Standards Board, (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and (8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

The Committee shall consist of two or more persons each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan.

4. Eligibility. Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

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Appendix B (Continued)

5. Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

(a) In General. On or prior to the date on which 25% of a Performance Period has elapsed (but not later than the 90th day of such period), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Payment in respect of Awards shall be made only if and to the extent the minimum Performance Factors with respect to such Performance Period are attained.

(b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted hereunder exceed $10,000,000~~$5,000,000~~ to any one Participant in any one year. The Committee may at its discretion decrease the amount of an Award payable upon attainment of the specified Performance Factors, but in no event may the Committee increase at its discretion the amount of an Award payable upon attainment of the specified Performance Factors.

(c) Time and Form of Payment. All payments in respect of Awards granted under this Plan shall be made in cash or, to the extent consented to by the Participant or determined by the Committee at the time an Award is granted, in whole or in part in Common Stock issued under the CME Group Inc. Amended and Restated Omnibus Stock Plan (the “Omnibus Plan”) and valued at its Fair Market Value (as defined in the Omnibus Plan) on the date of payment. Any such payment shall be made within two and one-half (2 1/2) months after the end of the Performance Period, but in no event shall such payments be made later than December 31 of the year after the end of the Performance Period.

6. Term. Subject to the approval of the Amended and Restated Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in 2017~~2014~~ (or any adjournment thereof), the Plan shall be effective as of May 24, 2017~~May 21, 2014~~ and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below.

7. General Provisions.

(a) Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b) Nontransferability. Awards shall not be transferable by a Participant.

(c) No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant’s employment or change such Participant’s remuneration.

(d) Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e) Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company.

(f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(g) Termination of Employment. (i) Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 7(g), a Participant must be actively employed by the Company or its Subsidiaries at the time Awards are generally paid with respect to a Performance Period in order to be eligible to receive payment in respect of such Award. (ii) Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or

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voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that he or she would have received with respect to the applicable Performance Period provided that the minimum Performance Factors with respect to such Performance Period are attained (or a full Award, if such termination is after the end of the Performance Period). Such pro rata Award (or full Award, if such termination is after the end of the Performance Period) shall be payable at the time payment is made to other Participants in respect of such Performance Period. For the avoidance of doubt, Awards payable under subparagraph (ii) of this Section 7(g) are subject to the Committee’s discretion as described in Section 5(b).

(h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j) Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

(k) Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

(l) Recoupment. It shall be a condition of payment of an Award under the Plan that any Participant who holds the position of Managing Director or above~~Executive Chairman, serves on the Management Team or holds the position of Managing Director~~ (any such person being referred to hereinafter as a “Covered Participant”) agree to the applicability of this Section 7(i) to any Award paid to such Participant under the Plan as a Covered Participant. In the event that a Covered Participant receives a payment pursuant to the Plan and: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a restatement of Company financial statements filed with the Securities and Exchange Commission; and (2) a lower payment would have been made to the Covered Participant based upon the restated financial results, upon the recommendation of the Compensation Committee, the Board may, in its discretion, require such Covered Participant to repay all or a portion of the difference between the payment received by the Covered Participant and the payment which would have been paid to the Covered Participant based on the restated financials (such difference being referred to as the “Recoupment Amount”). In order to collect the Recoupment Amount, the Board may require: (1) the Covered Participant to forfeit all or a portion of any unvested restricted stock issued in respect of Awards hereunder, in an amount not to exceed the Recoupment Amount; and/or (2) the Covered Participant to forfeit the applicable portion of the Award for the year for which a recoupment is being sought that was deferred into the Senior Management Supplemental Deferred Savings Plan. The Company’s right to require repayment or forfeiture set forth in this Section 7(i) shall apply only if the facts leading to a determination that a restatement is required are discovered within the three (3) fiscal years following the fiscal year with respect to which the Covered Participant is paid an Award hereunder. The Recoupment Amount shall be determined by the Board in its good faith discretion and without regard to any deferral of Awards hereunder. The Committee may require any Covered Participant to execute an acknowledgement of the applicability of this Section 7(i) and an agreement to comply with its provisions, in such form as the Committee may determine, as a condition to the receipt of any payment under the Plan.

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Appendix C

CME GROUP INC.

SECOND AMENDED AND RESTATED OMNIBUS STOCK PLAN

(Effective May 24, 2017~~May 23, 2012~~)1

ARTICLE 1

EFFECTIVE DATE AND PURPOSE

1.1 Effective Date. The Plan was originally adopted as the Chicago Mercantile Exchange Omnibus Stock Plan effective as of February 7, 2000, and was amended and restated from time to time thereafter and is hereby further amended and restated as of May 24, 2017~~May 23, 2012~~.

1.2 Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging Share ownership on the part of Employees of the Company and its Subsidiaries. The Plan is intended to permit the grant of Awards that constitute “qualified performance-based compensation” under Section 162(m) of the Code.

ARTICLE 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.3 “Award” means, individually or collectively, a grant under the Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Stock Awards, Performance Shares, Restricted Stock Units or Performance Stock Units.

2.4 Award Agreement” means the written or electronic agreement or notice setting forth the terms and conditions applicable to an Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Bonus Stock” means Shares under a Stock Award which are not subject to a Period of Restriction.

2.7 “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company; provided, however, that following a Change of Control, “Cause” means, except as otherwise specified in a particular Award Agreement or in an employment or similar agreement in effect between the Company or an Affiliate and an Employee (which definition shall govern if in effect), (a) the willful and continued failure (other than a failure resulting from the Participant’s Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that does not conform to the standard of the Company’s executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company.

2.8 “Change of Control” means, the occurrence of any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule13d-3 promulgated under the 1934 Act) of 50% or more of either

[1]	Share amounts adjusted solely to reflect the five-for-one split of CME Group common stock, in the form of a 400 percent stock dividend. The dividend was paid on July 20, 2012, to shareholders of record on July 10, 2012

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(1) the then outstanding Class A Shares (the “Outstanding Class A Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 50% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company; provided, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 1% or more (measured as of the date of each such subsequent acquisition) to such Person’s beneficial ownership of Outstanding Class A Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below or (iv) any acquisition by an underwriter holding securities for an offering of such securities; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Class A Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Class A Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code (and to the extent necessary to comply with Section 409A of the Code) a Change of Control shall not be deemed to occur unless it qualifies as a change in ownership or effective control of the Company for purposes of Section 409A of the Code.

2.9 “Class A Shares” means shares of the Company’s Class A common stock, $.01 par value.

2.10 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

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Appendix C (Continued)

2.11 “Committee” means the Compensation Committee of the Board of Directors appointed (pursuant to Section 3.1) to administer the Plan.

2.12 “Company” means CME Group Inc. (formerly Chicago Mercantile Exchange Holdings Inc.), a Delaware corporation, or any successor thereto.

2.13 “Director” means any individual who is a member of the Board.

2.14 “Disability” means disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

2.15 “Dividend Equivalent Right” means the right to receive an amount as set forth in Section 10.13, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.

2.16 “Employee” means an employee of the Company, its subsidiaries, or an Affiliate designated by the Board or the Committee (collectively “an Employer”). “Employee” does not include an individual who is not contemporaneously classified as an Employee for purposes of an Employer’s payroll system. In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, any government agency or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Employee for purposes of this Plan. In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of an Employer on an Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder.

2.17 “Exercise Price” means the price at which a Share subject to an Option may be purchased pursuant to the exercise of the Option or the base price at which an SAR may be exercised with respect to a Share, as applicable.

2.18 “Fair Market Value” means, (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the NASDAQ Global Select Market or (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported on the immediately preceding date on which trading occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed.

2.19 “Fiscal Year” means the fiscal year of the Company.

2.20 “Grant Date” means, with respect to an Award, the date that the Award is granted.

2.21 “Incentive Stock Option” means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of Section 422 of the Code.

2.22 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23 “Option” means an option to purchase Shares which is granted by the Committee pursuant to Article 5.

2.24 “Participant” means an individual with respect to whom an Award has been granted and remains outstanding.

2.25 “Performance Goals” means such criteria and objectives as may be established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option or SAR, (ii) as a condition to the grant of an Award, or (iii) during the applicable Performance Period or Period of Restriction, as a condition to the Participant’s receipt of the Shares subject to a Restricted Stock Award, the receipt of Shares, cash or any combination thereof subject to a Performance Stock Unit Award or, in the case of a Performance Share Award, of the Shares subject to such Award and/or the payment with respect to such Award. In the case of an Award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, such Performance Goals may include any or all of the following or any combination thereof:

(a)	Annual daily volume growth or revenue growth;

(b)	Cash earnings growth per Share;

(c)	Cash earnings;

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(d)	Customer satisfaction;

(e)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(f)	Earnings per Share;

(g)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(h)	Expense reductions;

(i)	Expense targets;

(j)	Free cash flow, cash flow return on equity, and cash flow return on investment;

(k)	Gross or operating margins;

(l)	Margins;

(m)	Market share;

(n)	Net earnings or net income (before or after taxes);

(o)	Operating efficiency;

(p)	Operating expenses;

(q)	Productivity ratios;

(r)	Return on assets;

(s)	Return on equity;

(t)	Return on investment;

(u)	Share price (including, but not limited to, growth measures, total shareholder return and relative total shareholder return); and

(v)	Working capital targets and change in working capital;

or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Goals may relate to the performance of the Company, an Affiliate, any portion of the business, product line, or any combination thereof, relative to an individual Share (e.g., on a per Share basis), a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. If the Committee desires that compensation payable pursuant to any Award subject to Performance Goals be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Goals (i) shall be established by the Committee no later than the end of the first 90 days of the Performance Period or Period of Restriction, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Goals be stated in terms of an objective formula or standard.

2.26 “Performance Period” means the period designated by the Committee during which the Performance Goals applicable to an Award shall be measured.

2.27 “Performance Share” means a right, contingent upon the attainment of specified Performance Goals within a specified Performance Period, to receive one Share, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Share in cash.

2.28 “Performance Stock Unit” means the right to receive cash or shares in the future subject to the satisfaction of performance targets, which may include Performance Goals.

2.29 “Period of Restriction” means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

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Appendix C (Continued)

2.30 “Plan” means this CME Group Inc. Amended and Restated Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

2.31 “Restricted Stock Unit” means the right to receive cash or shares in the future subject to the satisfaction of conditions related to continued employment or service.

2.32 “Restricted Stock” means Shares under a Stock Award which are subject to a Period of Restriction.

2.33 “Retirement” means a Participant’s Termination of Service (other than for Cause) on or after attaining his or her “normal retirement date” as defined in the Pension Plan for Employees of Chicago Mercantile Exchange Inc. (whether or not such Participant participates in such plan).

2.34 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.35 “Share” means a share of any class, and of any series within a class, of the Company’s common stock.

2.36 “Stock Appreciation Right” or “SAR” means an Award, granted alone, in reference to or in tandem with a related Option, which pursuant to Article 6 is designated by the Committee as an SAR.

2.37 “Stock Award” means an Award of Restricted Stock or Bonus Stock.

2.38 “Ten Percent Holder” means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code).

2.39 “Termination of Service” means a “separation from service” within the meaning of Section 409A of the Code. For this purpose, a Termination of Service includes, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, Disability, or Retirement, but excludes any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

ARTICLE 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. It is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the listing standards applicable to the Company. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2 Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to

(a)	determine which Employees shall be eligible to receive Awards and to grant Awards,

(b)	prescribe the form, amount, timing and other terms and conditions of each Award,

(c)	interpret the Plan and the Award Agreements,

(d)	adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees,

(e)	adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, and

(f)	interpret, amend or revoke any such procedures or rules.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

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3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may, consistent with law, delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to (a) any officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an award to such an officer or person or (b) any Award that is intended to satisfy the requirements applicable to “qualified performance-based compensation” under section 162(m) of the Code. Provided that any such authorization shall set forth the total number of Shares and/or Awards such Director(s) and/or officer(s) may grant, and the Director(s) and/or officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4 Decisions Binding. All determinations, decisions and interpretations by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, 40,229,875~~8,045,975~~ Shares shall be available for grants of Awards under the Plan. The maximum number of Shares with respect to which Awards may be granted during any Fiscal Year to any person shall be 1,250,000~~250,000~~, subject to adjustment as provided in Section 4.3. The maximum number of shares which may be granted under the Plan pursuant to Incentive Stock Options is 1,000,000~~200,000~~. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof.

4.2 Share Usage and Lapsed Awards. To the extent that Shares subject to an outstanding Option (except to the extent Shares are issued or delivered by the Company in connection with the exercise of a tandem SAR) or other Award are not issued or delivered by reason of the expiration, cancellation, forfeiture or other termination of such Award or by reason of the delivery or withholding of Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Shares shall again be available under this Plan.

4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary cash dividend, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number, class and series of securities available under the Plan, the number, class, series and purchase price of securities subject to outstanding Awards, and the numerical limits of Section 4.1 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of such Awards. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an outstanding Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the Exercise Price, if any, of such Award, provided that such payment may be accomplished in compliance with the provisions of Section 409A of the Code.

ARTICLE 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the provisions of the Plan, Options may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion. An Award of Options may include Incentive Stock Options, Non-Qualified Stock Options, or a combination thereof; provided, that no Awards of Options shall be granted more than ten years after the date this amendment and restatement of the Plan is approved by the Company’s stockholders.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number, class and, if applicable, series of Shares to which the Option pertains (provided that Incentive Stock Options may be granted only with respect to Class A Shares), any conditions to the exercise of all or a portion of the Option,

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Appendix C (Continued)

and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount established by the Code, such Options shall constitute Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion.

5.3.1. Non-Qualified Stock Options. In the case of a Non-Qualified Stock Option, the Exercise Price may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.

5.3.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that the Exercise Price with respect to a Ten Percent Shareholder shall not be less than one hundred-ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.4 Expiration of Options.

5.4.1. Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

5.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an Option or provided by the Committee, each Option granted to a Participant shall terminate no later than the first to occur of the following events:

(a)	The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or Termination of Service for Cause;

(b)	The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement (provided, that the portion of any Incentive Stock Option exercised more than three months after such Termination of Service shall be deemed a Non-Qualified Option);

(c)	The date of the Participant’s Termination of Service for Cause; or

(d)	The expiration date specified in the Award Agreement pertaining to such Option.

5.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an Option, if a Participant to whom an Option has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such Option, such Option shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such Option.

5.5 Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6 Method of Exercise. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share. The Exercise Price shall be payable to the Company in full in cash or its equivalent (including, but not limited to, by means of, a broker-assisted cashless exercise). The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

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As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Shares (which may be in book entry or certificate form) for such Shares with respect to which the Option is exercised.

5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

ARTICLE 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the provisions of the Plan, SARs may be granted to such Employees at such times, and subject to such terms and conditions, as shall be determined by the Committee in its sole discretion; provided, that any tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.

6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that SARs may be granted only with respect to Class A Shares. Without limiting the foregoing, the Exercise Price with respect to Shares subject to an SAR may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion; provided, that the Exercise Price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.4 Expiration of SARs

6.4.1. Expiration Dates. Each SAR shall terminate not later than as of the expiration date specified in the Award Agreement pertaining to such SAR; provided, however, that the expiration date with respect to a tandem SAR shall not be later than expiration date of the related Option.

6.4.2. Termination of Service. Unless otherwise specified in the Award Agreement pertaining to an SAR, each SAR granted to a Participant shall terminate no later than the first to occur of the following events:

(a)	The expiration of ninety (90) days from the date of the Participant’s Termination of Service for any reason other than the Participant’s death, Disability, Retirement or Termination of Service for Cause;

(b)	The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability or Retirement;

(c)	The date of the Participant’s Termination of Service for Cause; or

(d)	The expiration date specified in the Award Agreement pertaining to such SAR.

6.4.3. Death of Employee. Unless otherwise specified in the Award Agreement pertaining to an SAR, if a Participant to whom an SAR has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such SAR, such SAR shall become exercisable in full upon the Participant’s death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such SAR.

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6.5 Payment of SAR Amount. An SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The amount by which the Fair Market Value of a Share on the date of exercise exceeds the Exercise Price specified in the Award Agreement pertaining to such SAR; times

(ii)	The number of Shares with respect to which the SAR is exercised.

6.6 Payment Upon Exercise of SAR. Unless otherwise specified in the Award Agreement pertaining to an SAR, payment to a Participant upon the exercise of the SAR may be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof.

ARTICLE 7

STOCK AWARDS

7.1 Grant of Stock Awards. Subject to the provisions of the Plan, Stock Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Stock Awards may be granted only with respect to Class A Shares. The Award Agreement pertaining to a Stock Award shall specify whether it is a Restricted Stock Award or a Bonus Stock Award.

7.2 Stock Award Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, any price to be paid for the Shares, the Performance Goals (if any) and Period of Restriction applicable to a Restricted Stock Award and such other terms and conditions as the Committee, in its sole discretion, shall determine. Bonus Stock Awards are not required to be subject to any Period of Restriction.

7.3 Transferability/Delivery of Shares. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, a Restricted Stock Award may be registered in the holder’s name or a nominee name at the discretion of the Company and may bear a legend as described in Section 7.4.3. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon the grant of a Bonus Stock Award, subject to the Company’s right to require payment of any taxes, the Company shall deliver to Participant the requisite number of Shares (which may be in book entry or certificate form).

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1. General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2. Section 162(m) Performance Restrictions. In the case of Awards of Restricted Stock which are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code, the Committee shall set restrictions based upon the achievement of Performance Goals.

7.4.3. Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the CME Group Inc. Amended and Restated Omnibus Stock Plan (the “Plan”) and in an Award Agreement (as defined by the Plan). A copy of the Plan and such Award Agreement may be obtained from the Secretary of CME Group Inc.”

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7.5 Removal of Restrictions. Shares of Restricted Stock covered by a Restricted Stock Award made under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction (and the satisfaction or attainment of any applicable Performance Goals) and, subject to the Company’s right to require payment of any taxes, the Company shall deliver to Participant the requisite number of Shares (which may be in book entry or certificate form).

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for Awards under the Plan.

7.8 Termination of Service.

7.9.1. Disability and Death. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability or death, the Period of Restriction shall terminate as of such date, and all Performance Goals shall be deemed to have been satisfied at the target level.

7.9.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability or death, the portion of such Award which is subject to a Period of Restriction on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 8

PERFORMANCE SHARE AWARDS

8.1 Performance Share Awards. Subject to the provisions of the Plan, Performance Share Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Share Awards may be granted only with respect to Class A Shares.

8.2 Terms of Performance Share Award Agreement.

8.2.1. Number of Performance Shares and Performance Goals. The Award Agreement pertaining to a Performance Share Award shall specify the number of Performance Shares subject to the Award and the Performance Goals and the Performance Period.

8.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Performance Share Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if specified Performance Goals are satisfied or met during the Performance Period, and for the forfeiture of all or a portion of such Award if specified Performance Goals are not satisfied or met during the Performance Period.

8.2.3. Settlement of Vested Performance Share Awards. The Award Agreement pertaining to a Performance Share Award (i) shall specify whether such Award may be settled in Shares (including Shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, Dividend Equivalent Rights. If a Performance Share Award is settled in Shares of Restricted Stock, a certificate or certificates or book entry record representing such Restricted Stock shall be issued, and the Participant shall have such rights of a stockholder of the Company as determined pursuant to Section 7.6 and 10.13. Prior to the settlement of a Performance Share Award in Shares, including Restricted Stock, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award. Settlement of a Performance Share Award shall occur within 30 days after the date the Performance Goals underlying such Award have been attained or are deemed to have been attained pursuant to Section 8.3.1. Notwithstanding any provision herein to the contrary, to the extent necessary to avoid adverse tax consequences to a Participant who is a “specified employee” under Section 409A of the Code, settlement of a Performance Share Award shall not be made until after the expiration of the six-month period commencing on the Participant’s Termination of Service.

8.3 Termination of Service.

8.3.1. Disability and Death. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service by reason of Disability or death, all Performance Goals shall be deemed to have been satisfied at the target level with respect to such Performance Share Award. In the case of an Award that is

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intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the preceding sentence shall apply solely with respect to a Termination of Service by reason of Disability or death.

8.3.2. Other Termination of Service. Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant’s Termination of Service for any reason other than Disability or death, the portion of such Award which is subject to outstanding Performance Goals on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 9

RESTRICTED STOCK UNIT AND PERFORMANCE STOCK UNIT AWARDS

9.1 Grant of Restricted Stock Unit and Performance Stock Unit Awards. Subject to the provisions of the Plan, Restricted Stock Unit and Performance Stock Unit Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Stock Unit Awards may be granted only with respect to Class A Shares.

9.2 Terms of Restricted Stock Unit and Performance Stock Unit Award Agreement.

9.2.1. Number of Shares and Performance Goals. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award shall specify the number of Shares subject to the Award and, in the case of Performance Stock Units, the performance metrics (which may include Performance Goals) and the Performance Period.

9.2.2. Vesting and Forfeiture. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award shall specify, in the Committee’s discretion and subject to the terms of the Plan, for the vesting of such Award if the Participant’s employment or service continues for a specified period (in the case of a Restricted Stock Unit) or if specified Performance Goals are satisfied or met during the Performance Period (with respect to a Performance Stock Unit), and for the forfeiture of all or a portion of such Award if specified vesting criteria are not satisfied or met.

9.2.3. Settlement of Vested Restricted Stock Unit or Performance Stock Unit Award. The Award Agreement pertaining to a Restricted Stock Unit or Performance Stock Unit Award (i) shall specify whether such Award may be settled in Shares or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, Dividend Equivalent Rights. Prior to the settlement of a Restricted Stock Unit or Performance Stock Unit Award in Shares, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award. Settlement of a Performance Stock Unit Award shall occur within 30 days after the date the Performance Goals underlying such Award have been attained. Notwithstanding any provision herein to the contrary, to the extent necessary to avoid adverse tax consequences to a Participant who is a “specified employee” under Section 409A of the Code, settlement of a Restricted Stock Unit or Performance Stock Unit Award shall not be made until after the expiration of the six-month period commencing on the Participant’s Termination of Service.

9.3 Termination of Service. The treatment of Restricted Stock Unit or Performance Stock Unit Awards upon the Participant’s Termination of Service shall be set forth in the applicable Award Agreement. If such treatment is not set forth in the applicable Award Agreement, upon the Participant’s Termination of Service for any reason, the portion of such Award which is unvested on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 10

MISCELLANEOUS

10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and Affiliates is on an at-will basis only.

10.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or

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reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

10.5 Beneficiary Designations. A Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. For purposes of this section, a beneficiary may include a designated trust having as its primary beneficiary a family member of a Participant. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.6 Nontransferability of Awards. Unless otherwise determined by the Committee with respect to an Award other than an Incentive Stock Option, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant and may be exercised only by the Participant or the Participant’s legal representative.

10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary). Any delivery of Shares hereunder may be in book entry or certificate form, as determined by the Committee or its delegate, in its discretion.

10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct (including, but not limited to, deduction through a broker-assisted cashless exercise) or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, but not limited to, the Participant’s FICA and SDI obligations) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant’s Award may, in the Committee’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the minimum tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.

10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and shall be done in a manner expected not to result in taxation under Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Code Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

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10.11 Change of Control. (a)(1) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraphs (c) or (d) of Section 2.8 in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the 1934 Act, (i) all outstanding Options and SARs shall immediately become exercisable in full, (ii) the Period of Restriction applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Goals applicable to any outstanding award shall be deemed to be satisfied at the greater of actual performance at the time of the Change of Control or the target level and (v) there shall be substituted for each Share available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change of Control. In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price.

(2) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraph (a) or (b) of Section 2.8, or in the event of a Change of Control pursuant to paragraph (c) or (d) of Section 2.8 in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the 1934 Act, each outstanding Award shall be surrendered to the Company by the holder thereof, and each such Award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change of Control (or such later date as may be required for compliance with Section 409A of the Code), a cash payment from the Company in an amount equal to (i) in the case of an Option, the number of Shares then subject to such Option, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the purchase price per Share subject to the Option, (ii) in the case of an SAR other than a tandem SAR, the number of Shares then subject to such SAR, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of Shares or the number of Performance Shares, as the case may be, then subject to such Award, multiplied by the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control. Notwithstanding the foregoing, in the event of a Change in Control that does not constitute a “change in control event” as defined for purposes of Section 409A of the Code, the payment with respect to Performance Shares described in clause (iii) of the preceding sentence shall not be paid until the time prescribed in Section 8.2.3 or 9.2.3, as applicable.

In the event of a Change of Control, each tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related Option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

10.12 Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares delivered pursuant to any Award made hereunder bear a legend in indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

10.13 Dividend Equivalents Rights. Any Participant selected by the Committee may be granted Dividend Equivalent Rights based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, if any Award for which Dividend Equivalent Rights have been granted has its vesting or grant dependent upon the achievement of one or more Performance Measures, then the Dividend Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.

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10.14 No Representations or Warranties Regarding Tax Affect. Notwithstanding any provision of the Plan to the contrary, the Company and its Affiliates, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

ARTICLE 11

AMENDMENT, TERMINATION AND DURATION

11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and section 422 of the Code; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without stockholder approval, no such amendment, alternation, suspension, discontinuation or termination shall be made that, absent such stockholder approval:

•	violates the rules or regulations of any securities listing exchange applicable to the Company;

•	increases the number of shares authorized under the Plan as specified in Section 4.1 of the Plan (other than pursuant to adjustments made under Article 4);

•	increases the number of shares subject to the limitations contained in Section 4.1 (other than pursuant to adjustments made under Article 4);

•	permits the Award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or SAR;

•	permits the repricing of Options or SARs, as prohibited by Article 12 of the Plan; or

•	expands the classes or categories of persons eligible to receive Awards under the Plan.

The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2 Duration of the Plan. The Plan shall, subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), terminate on June 30, 2022, unless earlier terminated by the Board. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.

ARTICLE 12

PROHIBITION ON REPRICING

12.1 Prohibition on Repricing. Except as provided in Section 4.3 of the Plan, no Option or SAR may be amended to reduce its initial exercise or grant price and no Option or SAR shall be cancelled in exchange for cash, other Awards or replaced with Options or SARs having a lower exercise or grant price, without the approval of the stockholders of the Company.

ARTICLE 13

LEGAL CONSTRUCTION

13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Notice of Annual Meeting of Shareholders and 2017 Proxy Statement	105

Appendix C (Continued)

13.4 Section 409A. The Plan is intended to comply with Section 409A of the Code and the interpretative guidance thereunder and shall at all times be interpreted and administered in accordance with such intent. To the extent that any provision of the Plan violates Section 409A, such provision shall be automatically reformed, if possible, to comply with Section 409A or stricken from the Plan. If an operational failure occurs with respect to Section 409A requirements, any affected Participant shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Internal Revenue Service. No provision of the Plan shall be interpreted to transfer any liability for a failure to comply with Section 409A from a Participant or any other individual to the Company.

13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

106	Notice of Annual Meeting of Shareholders and 2017 Proxy Statement

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 23, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on May 23, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21739-P85571                     KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 5 and 6, and a vote for “1 Year” on Proposal 4.

1.	Election of Equity Directors

Fifteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Ana Dutra	☐	☐	☐

1f.	Martin J. Gepsman	☐	☐	☐

1g.	Larry G. Gerdes	☐	☐	☐

1h.	Daniel R. Glickman	☐	☐	☐

1i.	Leo Melamed	☐	☐	☐

1j.	James E. Oliff	☐	☐	☐

1k.	Alex J. Pollock	☐	☐	☐

1l.	John F. Sandner	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	William R. Shepard	☐	☐	☐

1o.	Dennis A. Suskind	☐	☐	☐

		For	Against	Abstain

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of future votes on the compensation of our named executive officers. ☐	☐	☐	☐
		For	Against	Abstain

5.	Approval of the Amended and Restated CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐

6.	Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

V.1.1

If you plan to attend the meeting on May 24, 2017, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2016 Annual Report are available at www.proxyvote.com.

E21740-P85571

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 24, 2017.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 10:00 a.m., Central Time, on Wednesday, May 24, 2017, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 29, 2017, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, AND A VOTE FOR “1 YEAR” ON PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

V.1.1

20 S. WACKER DRIVE

CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 23, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21741-P85571                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

 CME GROUP INC.

     The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 5 and 6, and a vote for “1 Year” on Proposal 4.

1.	Election of Equity Directors

Fifteen will be elected to the Board of Directors			For	Against	Abstain

1a.	Terrence A. Duffy		☐	☐	☐

1b.	Timothy S. Bitsberger		☐	☐	☐

1c.	Charles P. Carey		☐	☐	☐

1d.	Dennis H. Chookaszian		☐	☐	☐

1e.	Ana Dutra		☐	☐	☐

1f.	Martin J. Gepsman		☐	☐	☐

1g.	Larry G. Gerdes		☐	☐	☐

1h.	Daniel R. Glickman		☐	☐	☐

1i.	Leo Melamed		☐	☐	☐

1j.	James E. Oliff		☐	☐	☐

1k.	Alex J. Pollock		☐	☐	☐

1l.	John F. Sandner		☐	☐	☐

1m.	Terry L. Savage		☐	☐	☐

1n.	William R. Shepard		☐	☐	☐

1o.	Dennis A. Suskind		☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.		☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.		☐	☐	☐

		1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of future votes on the compensation of our named executive officers.	☐	☐	☐	☐

			For	Against	Abstain

5.	Approval of the Amended and Restated CME Group Inc. Incentive Plan for our Named Executive Officers.		☐	☐	☐

6.	Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.		☐	☐	☐

The Board of Directors is not providing recommendations on Proposals 7 and 8.

7.	Election of Three Class B-1 Directors

Vote “FOR” up to three nominees to be elected to the Board of Directors.			For	Against	Abstain

	7a.	Jeffrey M. Bernacchi (JMB)	☐	☐	☐

	7b.	Gedon Hertshten (GHF)	☐	☐	☐

	7c.	William W. Hobert (WH)	☐	☐	☐

	7d.	Douglas M. Monieson (DMON)	☐	☐	☐

	7e.	Howard J. Siegel (EGLE)	☐	☐	☐

8.	Election of 2018 Class B-1 Nominating Committee

Vote “FOR” up to five nominees to be elected to the Class B-1 Nominating Committee.			For	Against	Abstain

	8a.	William C. Bauman (WCB)	☐	☐	☐

	8b.	Thomas A. Bentley (TAB)	☐	☐	☐

	8c.	John C. Garrity (JCG)	☐	☐	☐

	8d.	Bradley S. Glass (BRAD)	☐	☐	☐

	8e.	Mark S. Kobilca (HTR)	☐	☐	☐

	8f.	Brian J. Muno (BJM)	☐	☐	☐

	8g.	Brett Simons (BCS)	☐	☐	☐

	8h.	Michael J. Small (SML)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

If you plan to attend the meeting on May 24, 2017, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-1 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2016 Annual Report are available at www.proxyvote.com.

E21742-P85571

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 24, 2017.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 10:00 a.m., Central Time, on Wednesday, May 24, 2017, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 29, 2017, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, TO VOTE FOR “1 YEAR” ON PROPOSAL 4 AND TO “ABSTAIN” FROM PROPOSALS 7 AND 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

V.1.1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 23, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21743-P85571                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 5 and 6, and a vote for “1 Year” on Proposal 4.

1.	Election of Equity Directors
Fifteen will be elected to the Board of Directors			For	Against	Abstain
1a.	Terrence A. Duffy		☐	☐	☐
1b.	Timothy S. Bitsberger		☐	☐	☐
1c.	Charles P. Carey		☐	☐	☐
1d.	Dennis H. Chookaszian		☐	☐	☐
1e.	Ana Dutra		☐	☐	☐
1f.	Martin J. Gepsman		☐	☐	☐
1g.	Larry G. Gerdes		☐	☐	☐
1h.	Daniel R. Glickman		☐	☐	☐
1i.	Leo Melamed		☐	☐	☐
1j.	James E. Oliff		☐	☐	☐
1k.	Alex J. Pollock		☐	☐	☐
1l.	John F. Sandner		☐	☐	☐
1m.	Terry L. Savage		☐	☐	☐
1n.	William R. Shepard		☐	☐	☐
1o.	Dennis A. Suskind		☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.		☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.		☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
4.	Advisory vote on the frequency of future votes on the compensation of our named executive officers.	☐	☐	☐	☐

			For	Against	Abstain
5.	Approval of the Amended and Restated CME Group Inc. Incentive Plan for our Named Executive Officers.		☐	☐	☐
6.	Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.		☐	☐	☐

The Board of Directors is not providing a recommendation on Proposals 7 and 8.

7.	Election of Two Class B-2 Directors

Vote “FOR” up to two nominees to be elected to the Board of Directors.			For	Against	Abstain

	7a.	Patrick W. Maloney (PAT)	☐	☐	☐
	7b.	Ronald A. Pankau (PAN)	☐	☐	☐
	7c.	David J. Wescott (COT)	☐	☐	☐

8.	Election of 2018 Class B-2 Nominating Committee

Vote “FOR” up to five nominees to be elected to the Class B-2 Nominating Committee.			For	Against	Abstain

	8a.	Richard J. Duran (RJD)	☐	☐	☐
	8b.	Yra G. Harris (YRA)	☐	☐	☐
	8c.	Patrick J. Lahey (XDE)	☐	☐	☐
	8d.	Patrick J. Mulchrone (PJM)	☐	☐	☐
	8e.	Stuart A. Unger (UNG)	☐	☐	☐
	8f.	Gregory J. Veselica (GV)	☐	☐	☐
	8g.	Barry D. Ward (BDW)	☐	☐	☐
	8h.	Frank Catizone (FDC)	☐	☐	☐
	8i.	Robert D. Casey Jr. (RDC)	☐	☐	☐
	8j.	James Zellinger (JZZ)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

If you plan to attend the meeting on May 24, 2017, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-2 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2016 Annual Report are available at www.proxyvote.com.

E21744-P85571

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 24, 2017.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 10:00 a.m., Central Time, on Wednesday, May 24, 2017, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 29, 2017, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, TO VOTE FOR “1 YEAR” ON PROPOSAL 4 AND TO “ABSTAIN” FROM PROPOSALS 7 AND 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

V.1.1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 23, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21745-P85571                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 5 and 6, and a vote for “1 Year” on Proposal 4.

1.	Election of Equity Directors
Fifteen will be elected to the Board of Directors			For	Against	Abstain
1a.	Terrence A. Duffy		☐	☐	☐
1b.	Timothy S. Bitsberger		☐	☐	☐
1c.	Charles P. Carey		☐	☐	☐
1d.	Dennis H. Chookaszian		☐	☐	☐
1e.	Ana Dutra		☐	☐	☐
1f.	Martin J. Gepsman		☐	☐	☐
1g.	Larry G. Gerdes		☐	☐	☐
1h.	Daniel R. Glickman		☐	☐	☐
1i.	Leo Melamed		☐	☐	☐
1j.	James E. Oliff		☐	☐	☐
1k.	Alex J. Pollock		☐	☐	☐
1l.	John F. Sandner		☐	☐	☐
1m.	Terry L. Savage		☐	☐	☐
1n.	William R. Shepard		☐	☐	☐
1o.	Dennis A. Suskind		☐	☐	☐

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.		☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.		☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
4.	Advisory vote on the frequency of future votes on the compensation of our named executive officers.	☐	☐	☐	☐

			For	Against	Abstain
5.	Approval of the Amended and Restated CME Group Inc. Incentive Plan for our Named Executive Officers.		☐	☐	☐
6.	Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.		☐	☐	☐

The Board of Directors is not providing recommendations on Proposals 7 and 8.

7.	Election of One Class B-3 Director

Vote “FOR” one nominee to be elected to the Board of Directors.			For	Against	Abstain

	7a.	Elizabeth A. Cook (LZY)	☐	☐	☐

8.	Election of 2018 Class B-3 Nominating Committee

Vote “FOR” up to five nominees to be elected to the Class B-3 Nominating Committee.			For	Against	Abstain

	8a.	John F. Connors Jr. (CON)	☐	☐	☐
	8b.	Bryan P. Cooley (COOL)	☐	☐	☐
	8c.	Spencer K. Hauptman (SPNC)	☐	☐	☐
	8d.	Kevin P. Heaney (FROG)	☐	☐	☐
	8e.	Robert J. Kevil (REV)	☐	☐	☐
	8f.	Thomas G. Rossi (SSI)	☐	☐	☐
	8g.	Joel P. Glickman (GLK)	☐	☐	☐
	8h.	Kimberly Marinaro	☐	☐	☐
	8i.	Paul D. Zirpolo (ZIR)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

If you plan to attend the meeting on May 24, 2017, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-3 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2016 Annual Report with 10-K Wrap are available at www.proxyvote.com.

E21746-P85571

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 24, 2017.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 10:00 a.m., Central Time, on Wednesday, May 24, 2017, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 29, 2017, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, TO VOTE FOR “1 YEAR” ON PROPOSAL 4 AND TO “ABSTAIN” FROM PROPOSALS 7 AND 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

V.1.1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 23, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21747-P85571                     KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 5 and 6, and a vote for “1 Year” on Proposal 4.

1.	Election of Equity Directors

Fifteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐

1b.	Timothy S. Bitsberger	☐	☐	☐

1c.	Charles P. Carey	☐	☐	☐

1d.	Dennis H. Chookaszian	☐	☐	☐

1e.	Ana Dutra	☐	☐	☐

1f.	Martin J. Gepsman	☐	☐	☐

1g.	Larry G. Gerdes	☐	☐	☐

1h.	Daniel R. Glickman	☐	☐	☐

1i.	Leo Melamed	☐	☐	☐

1j.	James E. Oliff	☐	☐	☐

1k.	Alex J. Pollock	☐	☐	☐

1l.	John F. Sandner	☐	☐	☐

1m.	Terry L. Savage	☐	☐	☐

1n.	William R. Shepard	☐	☐	☐

1o.	Dennis A. Suskind	☐	☐	☐

		For	Against	Abstain

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2017.	☐	☐	☐

3.	Advisory vote on the compensation of our named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of future votes on the compensation of our named executive officers. ☐	☐	☐	☐

		For	Against	Abstain

5.	Approval of the Amended and Restated CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐

6.	Approval of the Amended and Restated CME Group Inc. Omnibus Stock Plan.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

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If you plan to attend the meeting on May 24, 2017, you should register in advance. Please go to the “Register for Meeting” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-4 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2016 Annual Report are available at www.proxyvote.com.

E21748-P85571

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 24, 2017.

The undersigned hereby appoint(s) Terrence A. Duffy and Bryan T. Durkin with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 10:00 a.m., Central Time, on Wednesday, May 24, 2017, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 29, 2017, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, AND A VOTE FOR “1 YEAR” ON PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

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